UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: August 31, 2014

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	August 31, 2014

Financial Square Funds
Federal
Government
Money Market
Prime Obligations
Tax-Exempt California
Tax-Exempt New York
Tax-Free Money Market
Treasury Instruments
Treasury Obligations

Goldman Sachs Financial Square Funds

■	FEDERAL FUND

■	GOVERNMENT FUND

■	MONEY MARKET FUND

■	PRIME OBLIGATIONS FUND

■	TAX-EXEMPT CALIFORNIA FUND

■	TAX-EXEMPT NEW YORK FUND

■	TAX-FREE MONEY MARKET FUND

■	TREASURY INSTRUMENTS FUND

■	TREASURY OBLIGATIONS FUND

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Market Review	2

Portfolio Results	6

Fund Basics	9

Yield Summary	11

Fund Composition	12

Schedules of Investments	14

Financial Statements	56

Financial Highlights	64

Notes to Financial Statements	82

Report of Independent Registered Public Accounting Firm	105

Other Information	106

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

Taxable Funds The Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Federal and Government Funds seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. The Prime Obligations and Money Market Funds pursue their investment objectives by investing in U.S. Government Securities (as defined in the Funds’ Prospectuses), obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements. The Money Market Fund may also invest in U.S. dollar-denominated obligations of foreign banks, foreign companies and foreign governments. The Treasury Obligations Fund pursues its investment objective by investing only in securities issued or guaranteed by the U.S. Treasury and repurchase agreements collateralized by such securities. The Government Fund pursues its investment objective by investing, directly or indirectly, only in U.S. Government Securities and repurchase agreements collateralized by such securities. The Treasury Instruments and Federal Funds pursue their investment objectives by limiting their investments only to U.S. Treasury Obligations (as defined in the Funds’ Prospectuses) and U.S. Government Securities, respectively, the interest from which is generally exempt from state income taxation. You should consult your tax adviser to determine whether distributions from the Treasury Instruments and Federal Funds (and any other Fund that may hold such obligations) derived from interest on such obligations are exempt from state income taxation in your own state. In order to obtain a rating from a rating organization, the Prime Obligations, Money Market, Treasury Instruments, Treasury Obligations, Government and Federal Funds may be subject to additional investment restrictions.

Tax-Exempt Funds The Tax-Free Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. The Tax-Exempt California and Tax-Exempt New York Funds seek to provide shareholders, to the extent consistent with preservation of capital and prescribed portfolio standards, with a high level of income exempt from federal income tax by investing primarily in municipal obligations. In addition, the Tax-Exempt California and Tax-Exempt New York Funds seek to provide shareholders with income exempt from California personal income tax and New York State and New York City personal income taxes, respectively, by investing in obligations the interest on which is exempt from those taxes. The Tax-Free Money Market, Tax-Exempt California and Tax-Exempt New York Funds pursue their investment objectives by investing in securities issued by or on behalf of states, territories, and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which, if any, is in the opinion of bond counsel excluded from gross income for federal income tax purposes, and generally not an item of tax preference under the federal alternative minimum tax. In order to obtain a rating from a rating organization, the Tax-Free Money Market Fund may be subject to additional investment restrictions.

An investment in a Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

MARKET REVIEW

Goldman Sachs Financial Square Funds

Economic and Market Review

During the 12-month period ended August 31, 2014 (the “Reporting Period”), the Federal Reserve (the “Fed”) held its targeted federal funds rate near zero and maintained its forward guidance for continued low interest rates in conjunction with the unwinding, or tapering, of its quantitative easing (“QE”) asset purchase program.

As the Reporting Period began, the financial markets were caught off guard when the Fed unexpectedly chose not to announce a tapering of its asset purchases at its September 18, 2013 meeting. The Fed cited insufficient economic conditions and concerns about the impact of fiscal tightening. The U.S. also faced political gridlock over budget financing, which forced the first federal government shutdown in 17 years. In continental Europe, the composite purchasing managers index (“PMI”) of business activity rose to 52.2 in September 2013, its highest level since mid-2011. Despite economic improvements, the European Central Bank (“ECB”) left the door open to further easing, so liquidity remained sufficient to prevent sharper increases in short-term interest rates. The U.K. economy also showed signs of strengthening, leading the International Monetary Fund (“IMF”) to upgrade its full-year U.K. growth forecast to 1.9% from 1.5%. The September 22, 2013 German elections handed a third term to Chancellor Angela Merkel.

During the fourth quarter of 2013, U.S. economic data continued to show strengthening, with little sign of negative impact from the partial federal government shutdown. Manufacturing data pointed to expansion in December 2013, with the U.S. PMI edging back to 57 from a 2013 high of 57.3 in November. The forward-looking new orders subindex of the PMI hit its highest level since April 2010 at 64.2. Consumer confidence rebounded to 78.1 in December 2013 from 72 the prior month. On the housing front, October 2013’s S&P Case-Shiller Index showed house prices up 13.6% year-to-date, on track for a 14% increase for 2013. The Fed announced in December 2013 that it would take its first step in tapering its QE asset purchase program during January 2014. The initial reduction would be $10 billion per month, split between U.S. Treasuries and mortgage-backed securities, taking total purchases to $75 billion per month. In other Fed news, the central bank announced changes to its reverse repurchase agreement program (“RRP”), raising the allotment limit to $3 billion from $1 billion and reducing the rate paid to 0.03% from 0.05%. (Through the RRP, the Fed lends U.S. Treasury securities to counterparties, such as dealers, money market funds and government-sponsored entities, in exchange for cash. The RRP is intended to help set a floor under short-term interest rates after years of near-zero Fed policy rates and QE.) On fiscal policy, the House and Senate Budget Committee chairs crafted a two-year budget agreement to replace some cuts made under the sequester with other revenue sources for a net increase in spending. The spending increase was anticipated to be offset by other savings over the next decade.

In continental Europe, the ECB cut its main policy rate to a record low of 0.25% on November 7, 2013. Policymakers left the deposit rate at zero. The Eurozone’s inflation rate dropped to a four-year low of 0.7% in October 2013 from 1% in September 2013. The composite PMI slipped to 51.9, suggesting the recovery continued into the fourth calendar quarter, but at a slightly slower pace. The ECB stated it sees regional growth rising from 1.1% in 2014 to 1.5% in 2015. Meanwhile, China’s Third Plenum, the 18th Communist Party Central Committee meeting, yielded a substantial package focusing on key reforms, such as deregulation and liberalization of interest rates and its capital account. Its PMI indicated modest expansion in its manufacturing sector during the fourth quarter of 2013.

Early in the first quarter of 2014, longer-dated U.S. Treasury yields fell as economic data weakened, primarily because of inclement winter weather. U.S. Treasury yields then rose toward the end of the first calendar quarter when, following the Fed’s March meeting, the

MARKET REVIEW

Fed’s rates projections provided a slightly more abbreviated calendar for policy tightening, and its language regarding the 6.5% unemployment threshold as a condition for raising interest rates was dropped. With respect to tapering asset purchases, the Fed maintained the pace of reduction that began in January 2014. The Fed’s March 2014 press conference provided a notable moment when, in response to a question on the timeline between the end of QE and an increase in the targeted federal funds rate, Janet Yellen — who succeeded Ben Bernanke as Fed Chair — said “something on the order of six months.” Given the pace of asset purchases, this implied a rate hike sometime in mid-2015. Although this timing was consistent with market expectations before the meeting, Eurodollar futures, federal funds futures and short- to intermediate-term U.S. Treasuries all sold off sharply following the “six months” comment. (Eurodollar futures are contracts which have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. Federal funds futures are contracts with payouts at maturity based on the average effective federal funds rate during the month of expiration.) Also in March 2014, first quarter 2014 nonfarm payroll and unemployment reports showed an improved labor market relative to reports earlier in the calendar year. The U.S. added 192,000 new jobs, as the participation rate rose from 63.0% to 63.2%, while the headline unemployment rate held steady at 6.7%. This improvement in the labor market at the end of the first calendar quarter provided some indication that weather played a role in the weaker economic data seen in January and February 2014. Market reaction was somewhat surprising, as the U.S. Treasury market rallied following the labor market reports, while equity markets moved lower. In the Eurozone, the inflation rate dropped in March 2014, falling to 0.5% from 0.7% in February 2014. The composite PMI showed a slight reduction between February and March 2014, coming in at 54.1, while the services PMI was 53.5, slightly lower in March 2014 than in February 2014.

During the second quarter of 2014, U.S. economic data continued to strengthen, especially within the labor market, where unemployment declined. According to the June 2014 non-farm payroll report, 288,000 new jobs were added, while the numbers for April and May 2014 were revised upward to 304,000 and 224,000, respectively. Despite the improved economic data, which also included stronger manufacturing and housing market activity, U.S. Treasury yields fell overall during the second calendar quarter. In addition, the U.S. Gross Domestic Product (“GDP”) for the first calendar quarter was revised down significantly in June 2014. The revision was largely driven by weaker health care spending, exports and inventories. Also in the second quarter of 2014, the Fed raised its median projections for 2015 and 2016 interest rates and lowered its unemployment rate forecast. In the Eurozone, the ECB kept its main policy rates on hold in April 2014. According to ECB president Draghi, the ECB had discussed the potential use of QE. The main driver for the more dovish tone appeared to be the low inflation rate. In June 2014, however, the ECB cut its interest rates by 10 basis points, resulting in a negative deposit rate. (A basis point is 1/100th of a percentage point.) The ECB also announced a set of unconventional measures, including targeted long-term refinancing operations (“TLTROs”) and the ending of the Securities Market Program (“SMP”) sterilization. (TLTROs are a two-step plan, with a first phase linked to the outstanding amount of bank loans to the non-financial private sector and a second phase linked to the flow of net lending. The SMP was a bond-buying plan of the ECB designed to address tensions in certain market segments that hampered its monetary policy transmission mechanism. The SMP aims to influence prices in the entire Eurozone via the ECB’s interest rates.)

In July 2014, second quarter U.S. GDP came in better than expected at 4.0% versus 3.0% consensus and included an upward revision in first quarter U.S. GDP from -2.9% to -2.1%. Later in the month, a combination of weaker economic data and geopolitical tensions pushed down interest rates. July 2014 jobless claims were worse than expected — 311,000 versus

MARKET REVIEW

295,000 — and retail sales were lower than consensus. Money market investment flows were volatile, with prime and government money market funds experiencing outflows of $15 billion near the end of July 2014 and then inflows of $17 billion at the beginning of August 2014.

During August 2014, second quarter U.S. GDP was revised upward to 4.2%. Non-farm payrolls were disappointing, with 142,000 new jobs added versus the 230,000 expected by the market. The jobs numbers for June and July 2014 were also revised downward. The U.S. unemployment rate dropped 0.1% to 6.2%, as the labor force participation rate fell 0.1% to 62.8%. Average hourly earnings were in-line with expectations, indicating continued subdued wage pressures. During August 2014, the Fed voted to adopt a final version of the liquidity coverage ratio (“LCR”) with few changes to the existing proposal. (The LCR is designed to ensure that financial institutions have the necessary assets on hand to endure short-term liquidity disruptions. Banks are required to hold an amount of highly-liquid assets, such as cash or U.S. Treasury bonds, equal to or greater than their net cash over a 30 day period. Banks must begin phasing in LCR during 2015.

Just after the end of the Reporting Period, on September 4, 2014, the ECB announced a number of measures to provide additional monetary policy accommodation in response to declining inflation and persistent risks to growth. Most notably, ECB president Draghi announced cuts to key interest rates, with the main refinancing rate, the deposit facility rate and the marginal lending facility rate each reduced by 10 basis points. The ECB also announced plans to begin the purchase of private sector asset-backed securities (“ABS”) and covered bonds. (Covered bonds are securities created from either mortgage loans or public sector loans.) The ECB’s action was widely anticipated given the weak path of inflation and Draghi’s comments during the summer that preparations were underway for purchases of ABS originated by Eurozone banks. Draghi explained that the rationale for the further easing measures was the weakening in economic data and lower long-term inflation expectations throughout August 2014. He explained that key interest rates were lowered to end speculation about further cuts, in particular among banks that will participate in TLTROs.

Finally, it is important to note a number of significant developments on the money market funds reform front during the Reporting Period. On July 23, 2014, the Securities and Exchange Commission (“SEC”) adopted changes (“amendments”) to certain rules under the Investment Company Act of 1940 (the “Investment Company Act”) that govern money market funds. There will be a two-year compliance period for both the floating net asset value (“NAV”) reform and the liquidity fees and redemption gates reform (described below), while shorter compliance periods will apply to the other money market funds reforms.

More specifically, the amendments consist of two principal reforms to Rule 2a-7 under the Investment Company Act. First, institutional prime and institutional municipal money market funds will be required to float their NAVs and will no longer be allowed to maintain a stable $1 per share NAV. Retail and government money market funds are not subject to the floating NAV requirement. (Retail money market funds are those in which only natural persons may invest, and government money market funds are those that invest substantially all of their assets in cash, government securities and/or repurchase agreements that are collateralized solely by cash or government securities.) Second, institutional prime, institutional municipal and retail money market funds will have the ability — and in certain instances, the obligation — to impose liquidity fees and gates on redemptions during times of market stress, subject to the discretion of the fund’s board of directors. The liquidity fee and redemption gates requirements do not apply to any government money market funds; however, a government money market fund can voluntarily impose liquidity fees and redemption gates if its prospectus discloses its ability to do so and the fund complies with the fees and redemption gates requirements in the amendments. The amendments also modify other requirements

MARKET REVIEW

applicable to all money market funds, including increasing diversification requirements, enhancing stress testing requirements and imposing new disclosure and reporting requirements.

PORTFOLIO RESULTS

Goldman Sachs Financial Square Funds

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Money Market Portfolio Management Team discusses the Goldman Sachs Financial Square Funds’ (the “Funds”) performance and positioning for the 12-month period ended August 31, 2014 (the “Reporting Period”).

Q	What key factors were responsible for the performance of the Funds during the Reporting Period?

A	The Funds’ yields remained low during the Reporting Period due primarily to the market factors discussed in the Economic and Market Review. With the targeted federal funds rate near zero throughout the Reporting Period and with the Fed strengthening its forward guidance for continued low rates, money market yields were anchored near the same level with little difference between maturities. In addition, the money market yield curve, or spectrum of maturities, was extremely flat during the Reporting Period.

Though we positioned the Funds to take advantage of changes in the interest rate environment, conditions during the Reporting Period did not provide bountiful opportunities to generate additional yield. That said, we seek to manage the Funds consistently regardless of interest rate conditions. Our investment approach has always been tri-fold — to seek preservation of capital, daily liquidity and maximization of yield potential.

Q	How did you manage the taxable Funds during the Reporting Period?

A	Collectively, the taxable Funds had investments in commercial paper, asset-backed commercial paper, U.S. Treasury securities, government agency securities, repurchase agreements (“repos”), government guaranteed paper, variable rate obligations, variable and fixed rate municipal obligations, time deposits and certificates of deposit during the Reporting Period. Overall, during the Reporting Period, we maintained the taxable Funds’ weighted average maturity between 15 days and 60 days. The weighted average maturity of a money market fund is a measure of its price sensitivity to changes in interest rates.

From the start of the Reporting Period through the end of 2013, continued reserve creation and the scarcity of high quality assets kept repo interest rates in the mid-single digits. Accordingly, we positioned the taxable Funds toward the longer end of their weighted average maturity range. In the taxable government Funds, we increased the weighted average maturity by investing in six-month maturities when we found attractive opportunities.

During the first quarter of 2014, interest rates on repos and U.S. Treasury bills remained at very low levels, beginning the quarter in the low single digits and eventually rising into the mid-single digits near the end of the quarter. Because of a lack of supply, we reduced the weighted average maturity of the taxable Funds near the beginning of the first calendar quarter. Overall, we maintained a shorter weighted average maturity in the taxable Funds through the end of the first quarter of 2014, as we expected a temporary increase in interest rates in the front end of the money market yield curve. We also continued to look for attractive opportunities to extend maturities. During February 2014, in anticipation of the mid-April 2014 tax filing deadline and the U.S. Treasury’s issuance of a large number of cash management bills, we targeted a weighted average maturity of between 50 days and 60 days in all the taxable Funds.

The money market yield curve remained quite flat during the second quarter of 2014, offering very little value for extending maturities. General collateral repo rates remained pinned near the 0.05% level of the Fed’s reverse repurchase program (“RRP”) for much of the second calendar quarter and rose above it only toward the end of May 2014, which led to a decline in the use of the RRP. As a result, during the second calendar quarter, we generally maintained a shorter weighted average maturity in all the taxable Funds.

In July and August 2014, the money market yield curve remained quite flat and general collateral repo rates were pinned near the level of the RRP. Money market reform, a drop in dealer intermediation and a dwindling supply of high quality options increased demand for short duration government paper. The supply/demand imbalance was further exacerbated by the large number of maturing U.S. Treasury bills.

During the second half of the Reporting Period overall, we targeted a weighted average maturity of between 40 days and 60 days in our taxable government repo strategies (i.e., Goldman Sachs Government Fund and Goldman Sachs Treasury Obligations Fund). We targeted a weighted average maturity of between 35 days and 50 days in our taxable commercial paper strategies (i.e., Goldman Sachs Money

PORTFOLIO RESULTS

Market Fund and Goldman Sachs Prime Obligations Fund) and between 10 days and 40 days for our non-government repo strategies (i.e., Goldman Sachs Federal Fund and Goldman Sachs Treasury Instruments Fund). In late August 2014, near the end of the Reporting Period, we looked for opportunities to extend the weighted average maturity of all the taxable Funds, as the money markets began to price in the potential of Fed tightening in early 2015.

Q	How did you manage the tax-exempt Funds during the Reporting Period?

A	Collectively, the tax-exempt Funds had investments during the Reporting Period in variable rate demand notes (“VRDNs”), tax-exempt commercial paper, tax anticipation notes, general obligation bonds, revenue bonds, pre-refunded bonds and municipal put bonds. Overall, during the Reporting Period, we maintained the tax-exempt Funds’ weighted average maturity between 15 days and 45 days.

Early in the Reporting Period, the Securities Industry and Financial Markets Association (“SIFMA”) 7-day VRDN Index climbed into the high single digits on fears that Congress might fail to reach an agreement to raise the debt ceiling by October 17, 2013. Dealer inventory increased steadily as tax-exempt mutual funds in general sought to raise liquidity. The pressure did not have a similar effect on one-year U.S. Treasury yields, which traded near 0.17% for most of the fourth quarter 2013. After the debt ceiling resolution, the 7-day VRDN Index returned to mid-single digits for the rest of 2013. Dealer inventory and tax-exempt mutual fund assets continued to fluctuate throughout the fourth calendar quarter, with dealer inventory falling near the end of 2013 as tax-exempt mutual funds shifted a greater percentage of their liquidity into VRDNs. In December 2013, we began investing the tax-exempt Funds in securities that would mature in March 2014, thereby extending their weighted average maturity past the traditionally rich period of January and February. Many bonds mature or pay coupons during January and February, and, as a result, tax-exempt money market mutual funds are generally flush with cash and seeking new purchases. Also during December 2013, we maintained more than 70% of each tax-exempt Fund portfolio in securities maturing within one week. For most of the fourth calendar quarter, we sought to maintain a weighted average maturity in all the tax-exempt Funds between 30 days and 45 days.

At the beginning of 2014, the 7-day VRDN Index set an all-time low of 0.03%, remaining there through the end of the first quarter of 2014. Tax-exempt money market funds overall had significant amounts of cash, gaining more than $3 billion in assets in January 2014 alone. Weak new issue supply during the first calendar quarter also put pressure on short-term yields, and investment outflows from tax-exempt money market funds began in advance of the April 15th tax deadline. During the first quarter of 2014, we maintained a weighted average maturity in the tax-exempt Funds of between 35 days and 45 days.

Early in the second calendar quarter, the 7-day VRDN Index rose into the low double digits, reaching 0.12% during April 2014 as tax-exempt money market funds saw continued large outflows related to federal tax payments. The 7-day VRDN Index then gradually declined to 0.07% by the end of the second calendar quarter. Historically, the months of June and July see a large amount of cash come into the municipal market as many bonds mature or pay coupons. As a result, demand is usually robust for short-term tax-exempt paper during these months, especially for one-year maturities. In the second quarter of 2014, we sought to maintain the weighted average maturity of the tax-exempt Funds between 20 days and 35 days.

The 7-day VRDN Index remained in the mid-single digits in July and August 2014. VRDN inventory remained light, as tax-exempt money market funds continued to hold large amounts of cash, with continued strong demand for short-term tax-exempt paper. At the end of the Reporting Period, the weighted average maturity of all the tax-exempt Funds was in a range between 15 days and 25 days.

Q	How did you manage the taxable and tax-exempt Funds’ weighted average life during the Reporting Period?

A	During the Reporting Period, we managed the weighted average life of all the taxable and tax-exempt Funds below 120 days. The weighted average life of a money market fund is a measure of a money market fund’s price sensitivity to changes in liquidity and/or credit risk.

Q	Did you make any changes to the Funds’ portfolios during the Reporting Period?

A	We made adjustments to the Funds’ weighted average maturity based on then-current market conditions, our near-term view and anticipated and actual Fed monetary policy statements.

Q	What is the Funds’ tactical view and strategy for the months ahead?

A	Given money market fund reform and the dwindling supply of high quality securities, we expect to see strong demand for short-term government paper in the near term. As a result, we

PORTFOLIO RESULTS

are focusing on securities at the longer end of the Funds’ weighted average maturity range, especially as these securities have the potential to increase in price if the Fed tightens monetary policy in 2015. In our taxable commercial paper strategies, we expect to focus on maintaining high levels of liquidity and extending the weighted average maturity when we find opportunities. In all our taxable government strategies, we are seeking to extend the weighted average maturity, as we see value beyond the nine-month to 10-month range. In the tax-exempt Funds, we plan to maintain a weighted average maturity of between 15 days and 35 days, given that the tax-exempt money market curve remains very flat with few opportunities to extend.

In our opinion, interest rates are likely to remain low in the near term as the Fed holds the targeted federal funds rate near zero. Although money market investment flows stabilized toward the end of the Reporting Period, we expect to keep the Funds conservatively positioned as we continue to focus on preservation of capital and daily liquidity. We do not believe there is value in sacrificing liquidity in exchange for opportunities that only modestly increase yield potential. We will continue to use our actively managed approach to seek the best possible return within the framework of our Funds’ investment guidelines and objectives. In addition, we will continue to manage interest, liquidity and credit risk daily.

We will also continue to closely monitor economic data, Fed policy, and any shifts in the money market yield curve, as we strive to navigate the interest rate environment.

FUND BASICS

Financial Square Funds

as of August 31, 2014

PERFORMANCE REVIEW[1]
September 1, 2013–August 31, 2014	Fund Total Return (based on NAV)[2] FST Shares	iMoneynet Institutional Average[3]
Federal	0.01%	0.01	%(4)
Government	0.01	0.01	(4)
Money Market	0.06	0.02	(5)
Prime Obligations	0.02	0.02	(5)
Tax-Exempt California	0.01	0.01	(6)
Tax-Exempt New York	0.01	0.01	(6)
Tax-Free Money Market	0.01	0.01	(7)
Treasury Instruments	0.00	0.00	(8)
Treasury Obligations	0.01	0.01	(9)
The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Funds’ investment returns will fluctuate. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[1]	Each of the Government, Treasury Obligations, Money Market, Treasury Instruments, Federal and Tax-Free Money Market Funds offers nine separate classes of shares (FST, Select, Preferred, Capital, Administration, Service, Cash Management, Premier and Resource), each of the Tax-Exempt California and Tax-Exempt New York Funds offers four separate classes of shares (FST, Administration, Service and Cash Management), and the Prime Obligations Fund offers eleven separate classes of shares (FST, Select, Preferred, Capital, Administration, Service, Cash Management, Premier, Resource, Class B and Class C), each of which is subject to different fees and expenses that affect performance and entitles shareholders to different services. The FST Shares do not have distribution (12b-1), administration or shareholder service fees. The Select, Preferred, Capital, Administration, Service, Cash Management, Premier, Resource, Class B and Class C Shares offer financial institutions the opportunity to receive fees for providing certain distribution (12b-1), administrative support and/or shareholder services (as applicable). As an annualized percentage of average daily net assets, these share classes pay combined distribution (12b-1), administration and/or shareholder service fees (as applicable) at the following contractual rates: the Select Shares pay 0.03%, Preferred Shares pay 0.10%, Capital Shares pay 0.15%, Administration Shares (for Tax-Exempt California and Tax-Exempt New York Funds) pay 0.15%, Administration Shares (for all other Funds) pay 0.25%, Service Shares (for Tax-Exempt California and Tax-Exempt New York Funds) pay 0.40%, Service Shares (for all other Funds) pay 0.50%, Cash Management Shares (for Tax-Exempt California and Tax-Exempt New York Funds) pay 1.00%, Cash Management Shares (for all other Funds) pay 0.80%, Premier Shares pay 0.35%, Resource Shares pay 0.65%, and Class B and Class C Shares each pay 1.00%.
If these fees were reflected in the above performance, performance would have been reduced.
An investment in any of the Financial Square Funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. A Fund’s performance reflects the reinvestment of dividends and other distributions. A Fund’s performance does not reflect the deduction of any applicable sales charges.
[3]	Source: iMoneyNet, Inc. August 2014
[4]	Government & Agencies Institutional – Category includes the most broadly based of the government institutional funds. These funds may invest in U.S. treasuries, U.S. agencies, repurchase agreements, or government-backed floating rate notes.
[5]	First Tier Institutional – Category includes only non-government institutional funds that also are not holding any second tier securities. Portfolio holdings of First Tier funds include U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic bank obligations, foreign bank obligations, first tier commercial paper, floating rate notes, and asset-backed commercial paper.
[6]	Tax-Free State-Specific – Category includes all retail and institutional State-Specific money funds. Portfolio holdings of tax-free funds include rated and unrated demand notes, rated and unrated general market notes, commercial paper, put bonds – 6 months & less, put bonds – over 6 months, AMT paper, and other tax-free holdings.
[7]	Tax-Free National – Category includes all retail and institutional national tax-free and municipal money funds. Portfolio holdings of tax-free funds include rated and unrated demand notes, rated and unrated general market notes, commercial paper, put bonds – 6 months & less, put bonds – over 6 months, AMT paper, and other tax-free holdings.
[8]	Treasury Institutional – Category includes only institutional government funds that hold 100 percent in U.S. Treasuries.
[9]	Treasury & Repo Institutional – Category includes only institutional government funds that hold U.S. Treasuries and repurchase agreements backed by the U.S. Treasury.

FUND BASICS

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[1,10]
For the period ended 6/30/14	SEC 7-Day Current Yield[11]	One Year	Five Years	Ten Years	Since Inception	Inception Date
Federal	0.01%	0.01%	0.02%	1.63%	2.57%	2/28/97
Government	0.01	0.01	0.04	1.68	3.01	4/6/93
Money Market	0.07	0.07	0.13	1.77	3.09	5/18/94
Prime Obligations	0.04	0.02	0.09	1.74	3.41	3/8/90
Tax-Exempt California	0.01	0.01	0.01	1.03	2.18	10/4/88
Tax-Exempt New York	0.01	0.01	0.02	1.05	1.91	2/15/91
Tax-Free Money Market	0.01	0.01	0.07	1.22	2.01	7/19/94
Treasury Instruments	0.00	0.00	0.01	1.42	2.34	3/3/97
Treasury Obligations	0.01	0.01	0.02	1.51	3.21	4/25/90

[10]	Standardized Average Annual Total Returns are average annual total returns of FST Shares as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value.

Because FST Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Funds’ investment returns will fluctuate. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[11]	The SEC 7-Day Current Yield figures are as of 6/30/14 and are calculated in accordance with securities industry regulations and do not include net capital gains. SEC 7-Day Current Yield may differ slightly from the actual distribution rate of a given Fund because of the exclusion of distributed capital gains, which are non-recurring. The SEC 7-Day Current Yield more closely reflects a Fund’s current earnings than do the Standardized Average Annual Total Return figures.

YIELD SUMMARY

SUMMARY OF THE FST SHARES[1] AS OF 8/31/14
Funds	7-Day Dist. Yield[12]	SEC 7-Day Effective Yield[13]	30-Day Average Yield[14]	Weighted Avg. Maturity (days)[15]	Weighted Avg. Life (days)[16]
Federal	0.01%	0.01%	0.01%	47	95
Government	0.01	0.01	0.01	43	77
Money Market	0.05	0.05	0.05	34	70
Prime Obligations	0.01	0.01	0.01	39	82
Tax-Exempt California	0.01	0.01	0.01	20	20
Tax-Exempt New York	0.01	0.01	0.01	19	21
Tax-Free Money Market	0.01	0.01	0.01	20	21
Treasury Instruments	0.00	0.00	0.00	27	44
Treasury Obligations	0.01	0.01	0.01	20	21

The Yields represent past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted above.

Yields reflect fee waivers and expense limitations in effect and will fluctuate as market conditions change. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end performance.

[12]	The 7-Day Distribution yield is the average total return over the previous seven days. It is the Fund’s total income net of expenses, divided by the total number of outstanding shares. This yield can include capital gain/loss distribution, if any. This is not a SEC Yield.

[13]	The SEC 7-Day Current Yield and SEC 7-Day Effective Yield of a Fund are calculated in accordance with securities industry regulations and do not include net capital gains. SEC 7-Day Current Yield may differ slightly from the actual distribution rate of a given Fund because of the exclusion of distributed capital gains, which are non-recurring. The SEC 7-Day Effective Yield assumes reinvestment of dividends for one year.

[14]	The 30-Day Average Yield is a net annualized yield of 30 days back from the current date listed. This yield includes capital gain/loss distribution.

[15]	A Fund’s weighted average maturity (WAM) is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. This must not exceed 60 days as calculated under SEC Rule 2a-7.

[16]	A Fund’s weighted average life (WAL) is an average of the final maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. This must not exceed 120 days as calculated under SEC Rule 2a-7.

FUND COMPOSITION

TAXABLE FUNDS[17]
As of August 31, 2014
Security Type (Percentage of Net Assets)	Federal	Government	Money Market	Prime Obligations	Treasury Instruments	Treasury Obligations
Certificates of Deposit - Eurodollar	—	—	2.7%	—	—	—
Certificates of Deposit - Yankeedollar	—	—	18.2	2.9%	—	—
Commercial Paper & Corporate Obligations	—	—	9.8	20.7	—	—
Fixed Rate Municipal Debt Obligations	—	—	—	2.1	—	—
Repurchase Agreements	—	55.3%	27.3	47.0	—	84.2%
Time Deposits	—	—	20.3	1.4	—	—
U.S. Government Agency Obligations	83.6%	44.7	2.2	8.9	—	—
U.S. Treasury Obligations	10.7	—	—	—	89.4%	12.8
Variable Rate Municipal Debt Obligations	—	—	1.0	3.9	—	—
Variable Rate Obligations	—	—	18.5	13.1	—	—
As of August 31, 2013
Certificates of Deposit -Eurodollar	—	—	4.9%	—	—	—
Certificates of Deposit -Yankeedollar	—	—	8.6	—	—	—
Commercial Paper & Corporate Obligations	—	—	12.8	22.6%	—	—
Fixed Rate Municipal Debt Obligations	—	—	—	0.1	—	—
Repurchase Agreements	—	49.6%	25.6	31.7	—	39.4%
Time Deposits	—	—	15.2	6.6	—	—
U.S. Government Agency Obligations	82.4%	46.9	12.5	19.3	—	—
U.S. Treasury Obligations	15.0	3.5	0.3	0.6	98.9%	58.6
Variable Rate Municipal Debt Obligations	—	—	1.7	8.5	—	—
Variable Rate Obligations	—	—	18.6	10.9	—	—

[17]	Each Fund is actively managed and, as such, its portfolio composition may differ over time. The percentage shown for each investment category reflects the value (based on amortized cost) of investments in that category as a percentage of net assets. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

FUND COMPOSITION

TAX-EXEMPT FUNDS[18]
As of August 31, 2014
Security Type (Percentage of Net Assets)	Tax-Exempt California	Tax-Exempt New York	Tax-Free Money Market
Commercial Paper	4.7%	3.9%	11.4%
General Obligation Bonds	1.7	0.9	4.2
Pre-Refunded Bonds	1.8	—	0.5
Put Bonds	0.4	—	0.7
Revenue Anticipation Notes	0.8	—	0.5
Revenue Bonds	0.9	7.5	1.7
Tax and Revenue Anticipation Notes	0.7	—	0.1
Tax Anticipation Notes	—	1.6	0.5
Variable Rate Obligations	88.9	85.8	80.3
As of August 31, 2013
Bond Anticipation Notes	—	0.7%	1.6%
Commercial Paper	7.5%	6.4	11.0
General Obligation Bonds	0.9	1.3	3.0
Pre-Refunded Bonds	0.4	—	0.8
Put Bonds	0.5	—	1.2
Revenue Anticipation Notes	1.4	—	1.6
Revenue Bonds	5.0	10.0	3.3
Tax and Revenue Anticipation Notes	4.7	—	5.4
Tax Anticipation Notes	—	—	0.9
Variable Rate Obligations	78.9	81.9	70.6

[18]	Each Fund is actively managed and, as such, its portfolio composition may differ over time. The percentage shown for each investment category reflects the value (based on amortized cost) of investments in that category as a percentage of net assets. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

FINANCIAL SQUARE FEDERAL FUND

Schedule of Investments

August 31, 2014

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Government Agency Obligations – 83.6%
Federal Farm Credit Bank
$70,000,000	0.136	%(a)	09/04/14	$69,999,898
9,250,000	0.250		09/04/14	9,250,111
50,000,000	0.115	(a)	09/15/14	49,999,902
40,000,000	0.130	(a)	09/19/14	40,000,397
53,305,000	0.187	(a)	09/29/14	53,308,598
75,000,000	0.210		10/22/14	75,002,882
50,000,000	0.165	(a)	10/24/14	50,003,445
53,300,000	0.125	(a)	10/27/14	53,301,669
23,750,000	0.113	(a)	10/29/14	23,751,141
31,000,000	0.135	(a)	11/12/14	31,000,000
28,500,000	0.300	(a)	12/11/14	28,512,986
100,000,000	0.090	(a)	12/17/14	99,998,468
300,000,000	0.105	(a)	12/17/14	299,997,206
20,100,000	0.102	(a)	12/29/14	20,099,541
100,000,000	0.180		01/06/15	99,999,160
50,000,000	0.088	(a)	01/07/15	49,995,296
200,000,000	0.095	(a)	01/23/15	199,987,855
7,000,000	0.146	(a)	01/28/15	7,001,046
132,910,000	0.186	(a)	02/13/15	132,950,083
50,000,000	0.115	(a)	02/19/15	49,998,798
300,000,000	0.096	(a)	03/03/15	299,992,189
125,000,000	0.110	(a)	03/03/15	124,996,777
100,000,000	0.097	(a)	03/11/15	100,000,000
15,000,000	0.230	(a)	03/16/15	15,009,386
10,000,000	0.155	(a)	03/26/15	10,002,343
40,000,000	0.107	(a)	04/06/15	39,996,534
290,000,000	0.097	(a)	05/06/15	289,989,811
25,000,000	0.115	(a)	05/15/15	24,999,538
25,000,000	0.115	(a)	05/26/15	24,998,289
20,000,000	0.100	(a)	10/13/15	19,996,659
75,000,000	0.115	(a)	10/13/15	74,999,956
12,500,000	0.155	(a)	11/19/15	12,504,669
10,000,000	0.180	(a)	03/29/16	10,007,875
Federal Home Loan Bank
11,885,000	0.070		09/03/14	11,884,954
100,000,000	0.058		09/10/14	99,998,550
209,700,000	0.059		09/10/14	209,696,907
184,000,000	0.060		09/10/14	183,997,240
900,000,000	0.070		09/10/14	899,984,250
500,000,000	0.085		09/12/14	499,987,014
359,000,000	0.050		09/19/14	358,991,025
100,000,000	0.125		09/23/14	99,997,763
50,000,000	0.125		10/02/14	49,998,208
250,000,000	0.090		10/07/14	249,997,133
75,000,000	0.090		10/09/14	74,999,488
38,000,000	0.070		10/15/14	37,996,749
50,000,000	0.072		10/15/14	49,995,600
250,000,000	0.080		10/17/14	249,996,389
70,000,000	0.093		10/22/14	69,990,778
226,000,000	0.064		10/24/14	225,978,706
250,000,000	0.066		10/29/14	249,973,417
586,100,000	0.087		10/29/14	586,017,848
400,000,000	0.085		11/12/14	399,932,000
5,000,000	0.200		12/30/14	5,000,037
87,500,000	0.200		01/09/15	87,509,714
30,000,000	0.210		01/20/15	30,000,116

U.S. Government Agency Obligations – (continued)
Federal Home Loan Bank – (continued)
$200,000,000	0.101	%(a)	02/03/15	$199,996,093
229,415,000	0.090		02/23/15	229,388,053
100,000,000	0.110	(a)	02/23/15	99,995,111
125,000,000	0.100		03/06/15	124,989,624
102,300,000	0.200		06/30/15	102,300,000
42,125,000	0.125		07/17/15	42,103,888
7,500,000	0.220		07/17/15	7,500,000
250,000,000	0.210		08/14/15	250,000,000
75,000,000	0.245		08/27/15	75,000,000
50,000,000	0.126	(a)	09/14/15	50,005,509
25,000,000	0.127	(a)	03/11/16	24,995,164
135,000,000	0.131	(a)	03/11/16	134,973,889

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS				$8,564,823,725

U.S. Treasury Obligations – 10.7%
United States Treasury Notes
$100,000,000	0.250%		09/15/14	$100,007,564
1,000,000,000	2.375		09/30/14	1,001,837,005

TOTAL U.S. TREASURY OBLIGATIONS				$1,101,844,569

TOTAL INVESTMENTS – 94.3%				$9,666,668,294

OTHER ASSETS IN EXCESS OF LIABILITIES – 5.7%				580,474,320

NET ASSETS – 100.0%				$10,247,142,614

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable or floating rate security. Interest rate disclosed is that which is in effect at August 31, 2014.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

14	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE GOVERNMENT FUND

Schedule of Investments

August 31, 2014

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Government Agency Obligations – 44.7%
Federal Farm Credit Bank
$180,000,000	0.136	%(a)	09/04/14	$179,999,738
68,800,000	0.135	(a)	11/12/14	68,800,000
60,000,000	0.300	(a)	12/11/14	60,027,338
172,700,000	0.090	(a)	12/17/14	172,697,354
80,000,000	0.100	(a)	10/13/15	79,986,638
100,000,000	0.130	(a)	04/04/16	99,987,929
Federal Home Loan Bank
600,954,000	0.085		09/05/14	600,948,324
44,874,000	0.080		09/10/14	44,873,103
376,555,000	0.085		09/10/14	376,546,998
695,000,000	0.085		09/12/14	694,981,949
65,000,000	0.125		09/12/14	64,998,778
266,745,000	0.180		09/12/14	266,744,400
49,200,000	0.170		09/16/14	49,199,647
100,000,000	0.087		09/17/14	99,996,133
454,000,000	0.089		09/17/14	453,982,042
271,745,000	0.125		09/23/14	271,738,922
100,000,000	0.180		09/26/14	99,999,486
100,000,000	0.170		09/30/14	99,998,613
238,000,000	0.090		10/01/14	237,998,217
675,000,000	0.090		10/09/14	674,995,389
74,000,000	0.093		10/22/14	73,990,251
750,000,000	0.065		10/29/14	749,921,458
175,000,000	0.095	(a)	11/25/14	174,994,350
10,000,000	0.200		12/30/14	10,000,075
187,500,000	0.200		01/09/15	187,520,643
65,000,000	0.210		01/20/15	65,000,232
300,000,000	0.113	(a)	01/23/15	300,000,000
1,000,000,000	0.109	(a)	02/06/15	1,000,000,553
90,000,000	0.096	(a)	02/20/15	89,996,246
200,000,000	0.090		02/23/15	199,976,508
125,000,000	0.100		03/06/15	124,989,624
55,000,000	0.104	(a)	04/14/15	54,999,355
140,000,000	0.101	(a)	05/20/15	139,995,694
275,000,000	0.106	(a)	05/28/15	275,000,136
262,500,000	0.200		06/30/15	262,500,000
125,000,000	0.125		07/17/15	124,937,352
10,000,000	0.200		07/17/15	9,998,233
17,500,000	0.220		07/17/15	17,500,000
732,825,000	0.210		08/14/15	732,825,000
307,000,000	0.245		08/27/15	307,000,000
250,000,000	0.230		08/28/15	249,992,950
150,000,000	0.126	(a)	09/14/15	150,016,528
225,000,000	0.127	(a)	03/11/16	224,956,474
365,000,000	0.131	(a)	03/11/16	364,929,404
Federal Home Loan Mortgage Corporation
34,794,000	0.750		11/25/14	34,840,404
Federal National Mortgage Association
400,000,000	0.137	(a)	09/11/14	399,997,783
51,240,000	0.625		10/30/14	51,277,498
10,020,000	0.165	(a)	01/20/15	10,021,768
475,000,000	0.125	(a)	02/27/15	474,941,425

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS				$11,560,620,942

Repurchase Agreements(b) – 55.3%
Bank of America, N.A.
$600,000,000	0.020%		09/02/14	$600,000,000
Maturity Value: $600,001,333

Collateralized by U.S. Treasury Bills, 0.000%, due 12/04/14 to
01/15/15, U.S. Treasury Floating Rate Note, 0.094%, due
04/30/16, U.S. Treasury Interest-Only Stripped Securities,
0.000%, due 11/15/18 to 11/15/20 and U.S. Treasury Notes,
0.750% to 3.875%, due 07/31/15 to 02/28/21. The aggregate
market value of the collateral, including accrued interest, was
$612,000,095.

47,400,000	0.060		09/02/14	47,400,000
Maturity Value: $47,400,316

Collateralized by Federal Farm Credit Bank, 0.500%, due
08/11/16, Federal Home Loan Bank, 2.250%, due 01/30/23 and
Federal National Mortgage Association, 2.260%, due 12/12/22.
The aggregate market value of the collateral, including accrued interest, was $48,348,418.

500,000,000	0.060		09/02/14	500,000,000
Maturity Value: $500,003,333

Collateralized by Federal Home Loan Mortgage Corp., 3.500%,
due 05/01/42, Federal National Mortgage Association, 3.000%
to 4.000%, due 02/01/42 to 11/01/43 and Government National
Mortgage Association, 3.500% to 4.500%, due 05/20/41 to
06/20/42. The aggregate market value of the collateral,
including accrued interest, was $515,000,919.

Bank of Nova Scotia (The)
250,000,000	0.150	(a)(c)	09/08/14	250,000,000
Maturity Value: $250,361,461
Settlement Date: 03/07/14

Collateralized by Federal Home Loan Mortgage Corp., 3.000% to
5.000%, due 08/01/26 to 01/01/43, Federal National Mortgage
Association, 2.500% to 4.500%, due 02/01/26 to 06/01/44 and
Government National Mortgage Association, 5.000%, due
08/20/40. The aggregate market value of the collateral,
including accrued interest, was $258,424,840.

500,000,000	0.150	(a)(c)	09/08/14	500,000,000
Maturity Value: $500,700,006
Settlement Date: 03/04/14

Collateralized by Federal Home Loan Mortgage Corp., 2.500% to
5.000%, due 08/01/26 to 07/01/44, Federal National Mortgage
Association, 2.500% to 5.000%, due 02/01/26 to 09/01/44,
Government National Mortgage Association, 4.000% to
5.000%, due 08/20/40 to 02/20/43 and U.S. Treasury Note,
2.000%, due 05/31/21. The aggregate market value of the
collateral, including accrued interest, was $516,247,466.

850,000,000	0.150	(a)(c)	09/08/14	850,000,000
Maturity Value: $851,133,342
Settlement Date: 02/21/14

Collateralized by Federal Home Loan Mortgage Corp., 3.000% to
4.500%, due 08/01/26 to 08/01/44, Federal National Mortgage
Association, 2.500% to 6.500%, due 12/01/25 to 09/01/44 and
Government National Mortgage Association, 4.000% to
6.000%, due 05/15/40 to 04/20/44. The aggregate market value of the collateral, including accrued interest, was $876,204,050.

The accompanying notes are an integral part of these financial statements.	15

FINANCIAL SQUARE GOVERNMENT FUND

Schedule of Investments (continued)

August 31, 2014

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(b) – (continued)
Bank of Nova Scotia (The) – (continued)
$500,000,000	0.160	%(a)(c)	09/08/14	$500,000,000
Maturity Value: $500,806,659
Settlement Date: 01/07/14

Collateralized by Federal Home Loan Mortgage Corp., 3.000% to
5.000%, due 04/01/26 to 06/01/44 and Federal National
Mortgage Association, 2.500% to 6.500%, due 12/01/23 to
05/01/44. The aggregate market value of the collateral,
including accrued interest, was $516,668,696.

Barclays Capital, Inc.
750,000,000	0.130		12/01/14	750,000,000
Maturity Value: $750,333,125
Settlement Date: 07/31/14

Collateralized by Federal Home Loan Mortgage Corp., 2.000% to
10.500%, due 07/01/16 to 11/01/47 and Federal National
Mortgage Association, 2.500% to 9.000%, due 10/01/15 to
09/01/44. The aggregate market value of the collateral,
including accrued interest, was $764,999,989.

BNP Paribas Securities Corp.
500,000,000	0.080	(a)(c)	09/02/14	500,000,000
Maturity Value: $500,926,657
Settlement Date: 06/05/12

Collateralized by Federal Home Loan Mortgage Corp., 3.000% to
6.000%, due 02/01/19 to 08/01/44, Federal National Mortgage
Association, 2.500% to 6.880%, due 02/01/17 to 08/01/44 and
Government National Mortgage Association, 3.000% to
8.500%, due 09/15/20 to 08/20/44. The aggregate market value of the collateral, including accrued interest, was $510,000,002.

550,000,000	0.080	(a)(c)	09/02/14	550,000,000
Maturity Value: $551,010,768
Settlement Date: 06/05/12

Collateralized by Federal Home Loan Mortgage Corp., 3.000% to
4.500%, due 07/01/32 to 08/01/44, Federal National Mortgage
Association, 2.500% to 5.000%, due 11/01/25 to 03/01/44 and
Government National Mortgage Association, 3.500% to
6.000%, due 11/15/34 to 08/20/44. The aggregate market value of the collateral, including accrued interest, was $561,000,001.

1,250,000,000	0.120	(a)(c)	09/08/14	1,250,000,000
Maturity Value: $1,250,762,492
Settlement Date: 06/02/14

Collateralized by Federal Home Loan Mortgage Corp., 2.500% to
4.500%, due 12/01/25 to 08/01/44, Federal National Mortgage
Association, 2.500% to 4.500%, due 06/01/19 to 07/01/44 and
Government National Mortgage Association, 3.000% to 4.000%,
due 10/15/26 to 06/15/44. The aggregate market value of the
collateral, including accrued interest, was $1,275,000,001.

BNYMellon Investments
250,600,000	0.080		09/02/14	250,600,000
Maturity Value: $250,602,228
Collateralized by U.S. Treasury Bond, 3.750%, due 08/15/41. The market value of the collateral, including accrued interest, was $256,065,775.

Repurchase Agreements(b) – (continued)
Citibank, N.A.
$500,000,000	0.060%		09/03/14	$500,000,000
Maturity Value: $500,005,833
Settlement Date: 08/27/14

Collateralized by Federal Home Loan Mortgage Corp., 2.000% to
8.000%, due 10/01/15 to 08/01/44, Federal National Mortgage
Association, 2.000% to 9.500%, due 10/01/14 to 09/01/44,
Government National Mortgage Association, 3.000% to
9.000%, due 11/15/16 to 08/20/44, and U.S. Treasury Note,
0.250% to 1.250%, due 02/28/15 to 11/30/18. The aggregate
market value of the collateral, including accrued interest, was
$509,999,984.

Credit Suisse Securities (USA) LLC
800,000,000	0.120		11/05/14	800,000,000
Maturity Value: $800,320,000
Settlement Date: 07/08/14
Collateralized by Federal Home Loan Mortgage Corp., 2.000% to 8.500%, due 02/01/15 to 08/01/44. The aggregate market value of the collateral, including accrued interest, was $816,001,604.

Deutsche Bank Securities, Inc.
750,000,000	0.120		11/24/14	750,000,000
Maturity Value: $750,307,500
Settlement Date: 07/24/14

Collateralized by U.S. Treasury Bills, 0.000%, due 09/11/14 to
09/25/14 and U.S. Treasury Note, 1.375%, due 09/30/18. The
aggregate market value of the collateral, including accrued
interest, was $765,000,066.

ING Financial Markets LLC
100,000,000	0.060		09/02/14	100,000,000
Maturity Value: $100,000,667
Collateralized by Federal National Mortgage Association, 3.000% to 3.500%, due 11/01/25 to 01/01/43. The aggregate market value of the collateral, including accrued interest, was $102,002,333.
500,000,000	0.090	(a)(c)	09/08/14	500,000,000
Maturity Value: $500,077,500
Settlement Date: 08/14/14
Collateralized by Federal National Mortgage Association, 3.000% to 6.000%, due 11/01/25 to 08/01/48. The aggregate market value of the collateral, including accrued interest, was $510,001,218.
100,000,000	0.130	(a)(c)	09/08/14	100,000,000
Maturity Value: $100,064,639
Collateralized by Federal National Mortgage Association, 3.000% to 4.000%, due 03/01/29 to 05/01/44. The aggregate market value of the collateral, including accrued interest, was $102,004,305.
500,000,000	0.130	(a)(c)	09/08/14	500,000,000
Maturity Value: $500,323,194
500,000,000	0.130	(a)(c)	09/08/14	500,000,000
Maturity Value: $500,323,194

Shared collateral consisting of Federal Home Loan Mortgage
Corp., 5.875% to 7.000%, due 03/17/31 to 12/20/38, and
Federal National Mortgage Association, 3.000% to 6.500%,
due 05/01/25 to 01/01/48. The aggregate market value of the
collateral, including accrued interest, was $1,020,001,840.

16	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE GOVERNMENT FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(b) – (continued)
Joint Repurchase Agreement Account I
$250,000,000	0.050%		09/02/14	$250,000,000
Maturity Value: $250,001,389

Joint Repurchase Agreement Account III
1,310,300,000	0.060		09/02/14	1,310,300,000
Maturity Value: $1,310,308,735

Mitsubishi UFJ Securities (USA), Inc.
500,000,000	0.060		09/02/14	500,000,000
Maturity Value: $500,003,333
Collateralized by Federal National Mortgage Association, 3.000% to 5.000%, due 04/01/27 to 06/01/44. The aggregate market value of the collateral, including accrued interest, was $515,000,000.

RBC Capital Markets LLC
750,000,000	0.090	(a)(c)	09/02/14	750,000,000
Maturity Value: $750,168,750
Settlement Date: 06/04/14

Collateralized by Federal Farm Credit Bank, 0.205% to 2.290%,
due 04/17/17 to 06/04/21, Federal Home Loan Bank, 0.500% to
2.470%, due 05/26/16 to 08/27/24, Federal Home Loan
Mortgage Corp., 2.500% to 6.000%, due 04/01/28 to 05/01/44,
Federal National Mortgage Association, 0.000% to 6.000%,
due 09/16/14 to 09/01/44 and Government National Mortgage
Association, 3.000% to 4.000%, due 10/20/42 to 08/20/44. The
aggregate market value of the collateral, including accrued
interest, was $765,000,096.

250,000,000	0.100	(a)(c)	09/08/14	250,000,000
Maturity Value: $250,062,501
Settlement Date: 06/20/14

Collateralized by Federal Home Loan Mortgage Corp., 2.500% to
4.500%, due 09/01/25 to 05/01/44, Federal National Mortgage
Association, 3.000% to 5.000%, due 03/01/26 to 08/01/44 and
Government National Mortgage Association, 3.500% to
7.000%, due 12/15/30 to 05/20/44. The aggregate market value of the collateral, including accrued interest, was $254,999,997.

250,000,000	0.100	(a)(c)	09/08/14	250,000,000
Maturity Value: $250,065,278
Settlement Date: 06/13/14

Collateralized by Federal Home Loan Mortgage Corp., 3.500% to
4.000%, due 09/01/25 to 07/01/44, Federal National Mortgage
Association, 2.500% to 5.000%, due 06/01/24 to 07/01/44 and
Government National Mortgage Association, 3.500% to
4.000%, due 11/20/42 to 08/20/44. The aggregate market value of the collateral, including accrued interest, was $255,000,000.

Societe Generale
650,000,000	0.060		09/02/14	650,000,000
Maturity Value: $650,004,333

Collateralized by Federal Home Loan Mortgage Corp., 3.000% to
4.500%, due 07/01/29 to 09/01/44, Federal National Mortgage
Association, 4.000% to 4.500%, due 01/01/44 to 08/01/44 and
Government National Mortgage Association, 3.500%, due
04/15/42. The aggregate market value of the collateral,
including accrued interest, was $669,499,998.

Repurchase Agreements(b) – (continued)
Wells Fargo Securities LLC
$44,900,000	0.050%		09/02/14	$44,900,000
Maturity Value: $44,900,249
Collateralized by U.S. Treasury Notes, 0.375% to 2.375%, due 04/15/15 to 07/31/17. The aggregate market value of the collateral, including accrued interest, was $45,798,055.

TOTAL REPURCHASE AGREEMENTS				$14,303,200,000

TOTAL INVESTMENTS – 100.0%				$25,863,820,942

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.0%				2,505,527

NET ASSETS – 100.0%				$25,866,326,469

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable or floating rate security. Interest rate disclosed is that which is in effect at August 31, 2014.
(b)	Unless noted, all repurchase agreements were entered into on August 29, 2014. Additional information on Joint Repurchase Agreement Accounts I and III appears on pages 54-55.
(c)	The instrument is subject to a demand feature.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

The accompanying notes are an integral part of these financial statements.	17

FINANCIAL SQUARE MONEY MARKET FUND

Schedule of Investments

August 31, 2014

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
Commercial Paper and Corporate Obligations – 9.8%
Albion Capital LLC
$80,000,000	0.160%	09/26/14	$79,991,111
Alpine Securitization Corp.
147,000,000	0.180	09/04/14	146,997,795
100,000,000	0.260	10/06/14	99,974,722
Atlantic Asset Securitization LLC
25,000,000	0.160	09/18/14	24,998,111
Chariot Funding LLC
50,000,000	0.301	10/02/14	49,987,083
30,000,000	0.301	10/03/14	29,992,000
25,000,000	0.281	10/17/14	24,991,056
50,000,000	0.281	11/04/14	49,975,111
20,000,000	0.281	11/21/14	19,987,400
25,000,000	0.281	11/26/14	24,983,278
25,000,000	0.281	12/09/14	24,980,750
25,000,000	0.281	12/16/14	24,979,389
25,000,000	0.281	12/17/14	24,979,194
40,000,000	0.281	01/08/15	39,959,867
25,000,000	0.271	05/07/15	24,953,500
25,000,000	0.271	05/19/15	24,951,250
Dexia Credit Local New York Branch
140,000,000	0.285	09/18/14	139,981,158
100,000,000	0.285	09/19/14	99,985,750
200,000,000	0.316	05/06/15	199,567,750
200,000,000	0.311	05/07/15	199,572,889
Electricite de France
200,000,000	0.553	01/02/15	199,624,167
79,000,000	0.553	01/06/15	78,846,718
Hannover Funding Co. LLC
100,000,000	0.160	09/02/14	99,999,556
60,000,000	0.220	11/18/14	59,971,400
50,000,000	0.220	11/21/14	49,975,250
Jupiter Securitization Co. LLC
25,000,000	0.281	10/17/14	24,991,056
20,000,000	0.281	10/21/14	19,992,222
50,000,000	0.281	10/30/14	49,977,056
50,000,000	0.281	11/20/14	49,968,889
50,000,000	0.281	12/02/14	49,964,222
25,000,000	0.281	12/09/14	24,980,750
40,000,000	0.281	01/21/15	39,955,822
25,000,000	0.271	03/11/15	24,964,187
25,000,000	0.271	03/17/15	24,963,063
LMA Americas LLC
115,000,000	0.160	09/18/14	114,991,311
Oversea-Chinese Banking Corp. Ltd.
100,000,000	0.250	11/20/14	99,944,444
Regency Markets No. 1 LLC
87,690,000	0.140	09/15/14	87,685,226
45,000,000	0.140	09/19/14	44,996,850
Victory Receivables Corp.
50,000,000	0.160	09/04/14	49,999,333
75,000,000	0.160	09/24/14	74,992,333
80,000,000	0.160	10/06/14	79,987,556

TOTAL COMMERCIAL PAPER AND CORPORATE OBLIGATIONS			$2,706,560,575

Certificates of Deposit-Eurodollar – 2.7%
Credit Industriel et Commercial, New York
$340,000,000	0.360%	11/03/14	$340,008,913
DZ Bank AG
250,000,000	0.290	10/31/14	250,002,081
Mizuho Corp. Bank, Ltd.
150,000,000	0.255	11/03/14	149,933,107

TOTAL CERTIFICATES OF DEPOSIT-EURODOLLAR			$739,944,101

Certificates of Deposit-Yankeedollar – 18.2%
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA-NY
$300,000,000	0.350%	01/09/15	$300,000,000
DZ Bank AG
195,000,000	0.310	02/13/15	195,000,000
Mitsubishi UFJ Trust & Banking Corp.
250,000,000	0.230	10/06/14	250,000,000
150,000,000	0.240	11/10/14	150,000,000
190,000,000	0.245	12/08/14	190,000,000
Mizuho Corp. Bank, Ltd.
200,000,000	0.220	10/03/14	200,000,000
300,000,000	0.230	11/03/14	300,000,000
National Bank of Kuwait
100,000,000	0.280	09/12/14	100,000,153
50,000,000	0.280	09/19/14	50,000,125
50,000,000	0.280	10/01/14	50,000,000
75,000,000	0.280	10/30/14	75,000,000
50,000,000	0.280	11/19/14	50,000,000
50,000,000	0.280	11/26/14	50,000,000
Norinchukin Bank
700,000,000	0.230	09/16/14	700,000,000
30,000,000	0.250	11/14/14	30,000,610
Oversea-Chinese Banking Corp. Ltd.
245,000,000	0.250	11/18/14	245,000,000
150,000,000	0.300	02/03/15	150,000,000
Standard Chartered Bank
200,000,000	0.280	10/31/14	200,000,000
100,000,000	0.290	11/20/14	100,000,000
Sumitomo Mitsui Banking Corp/New York
400,000,000	0.220	10/24/14	400,000,000
845,000,000	0.230	11/07/14	845,000,000
370,000,000	0.220	11/14/14	370,000,000

TOTAL CERTIFICATES OF DEPOSIT-YANKEEDOLLAR			$5,000,000,888

Time Deposits – 20.3%
Australia & New Zealand Banking Group Ltd.
$1,000,000,000	0.090%	09/02/14	$1,000,000,000
Barclays Capital, Inc.
250,000,000	0.090	09/02/14	250,000,000
China Construction Bank Corp, New York
250,000,000	0.210	09/02/14	250,000,000
Credit Industrial et Commercial, New York
500,000,000	0.130	09/02/14	500,000,000

18	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE MONEY MARKET FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
Time Deposits – (continued)
DNB Bank ASA
$695,000,000	0.040%		09/02/14	$695,000,000
ING Financial Markets LLC
400,000,000	0.110		09/04/14	400,000,000
National Bank of Kuwait
250,000,000	0.110		09/02/14	250,000,000
Nordea Bank AB
984,500,000	0.060		09/02/14	984,500,000
Swedbank AB
1,250,000,000	0.090		09/02/14	1,250,000,000

TOTAL TIME DEPOSITS				$5,579,500,000

U.S. Government Agency Obligations – 2.2%
Federal Home Loan Bank
$250,000,000	0.200%		12/30/14	$250,000,000
255,650,000	0.210		08/17/15	255,650,000
Overseas Private Investment Corp. (USA)(a)
6,100,000	0.020		09/07/14	6,100,000
86,000,000	0.110		09/07/14	86,000,000

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS				$597,750,000

Variable Rate Municipal Debt Obligations(a) – 1.0%
BlackRock Municipal Bond Trust VRDN RB Putters Series 2012-T0014 (JPMorgan Chase N.A., LIQ)(b)
$19,375,000	0.170%		09/02/14	$19,375,000
BlackRock MuniVest Fund VRDN RB Putters Series 2012-T0005 (JPMorgan Chase Bank N.A., LIQ)(b)
33,000,000	0.170		09/02/14	33,000,000
BlackRock MuniVest Fund, Inc. VRDN RB Putters Series 2012-T0007 (JPMorgan Chase Bank N.A., LIQ)
29,110,000	0.170		09/02/14	29,110,000
City of Portland, Maine GO VRDN for Taxable Pension Boards Series 2001 (JPMorgan Chase Bank N.A., SPA)
81,410,000	0.180		09/08/14	81,410,000
New York State Dormitory Authority VRDN RB for Memorial Sloan-Kettering Cancer Center Putters Series 2008-3209 (JPMorgan Chase Bank N.A., LIQ)(b)
1,500,000	0.060		09/08/14	1,500,000
Nuveen Investment Quality Municipal Fund, Inc. VRDP Series 2011-1-2118 (Barclays Bank PLC, LIQ)(b)
22,500,000	0.140		09/08/14	22,500,000
Nuveen Municipal Market Opportunity Fund, Inc. VRDP Series 2010-1 (Deutsche Bank A.G., LIQ)(b)
34,000,000	0.170		09/08/14	34,000,000
Nuveen Premier Municipal Income Fund, Inc. VRDP Series 2011-1-1277 (Barclays Bank PLC, LIQ)(b)
13,000,000	0.140		09/08/14	13,000,000
Port Authority of New York & New Jersey VRDN RB for Austin Trust Certificates Series 2008-1107 (GO of Authority) (Bank of America N.A. LIQ)(b)
32,345,000	0.120		09/08/14	32,345,000

Variable Rate Municipal Debt Obligations(a) – (continued)
Private Colleges & Universities Authority, Georgia VRDN RB for Emory University Project Series 1999 B (GO of University)
$9,600,000	0.110%		09/08/14	$9,600,000

TOTAL VARIABLE RATE MUNICIPAL DEBT OBLIGATIONS				$275,840,000

Variable Rate Obligations(a) – 18.5%
Australia & New Zealand Banking Group Ltd.
$260,000,000	0.353	%(b)	09/18/15	$260,000,000
Bank of Nova Scotia (The)
350,000,000	0.325		09/23/15	350,000,000
Bedford Row Funding Corp. (b)
121,000,000	0.254		01/13/15	121,000,000
50,000,000	0.251		04/02/15	50,000,000
China Construction Bank Corp., New York
250,000,000	0.405		09/30/14	250,000,000
Commonwealth Bank of Australia (b)
300,000,000	0.239		01/02/15	300,000,000
200,000,000	0.236		03/30/15	200,000,000
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA-NY
30,000,000	0.267		09/03/14	29,999,997
250,000,000	0.270		09/15/14	250,000,000
35,000,000	0.275		11/24/14	35,000,082
250,000,000	0.282		05/19/15	250,000,000
Credit Suisse Securities (USA) LLC
550,000,000	0.245		10/24/14	550,000,000
Dexia Credit Local SA/New York NY
100,000,000	0.281		07/01/15	100,000,000
JPMorgan Chase Bank NA
422,000,000	0.351		09/04/15	422,000,000
Kells Funding LLC (b)
148,500,000	0.241		02/23/15	148,500,960
33,000,000	0.243		04/23/15	33,000,000
50,000,000	0.244		04/29/15	50,000,000
80,000,000	0.244		05/15/15	80,000,000
National Australia Bank Ltd.
225,000,000	0.230		10/23/14	225,000,413
Natixis Securities Americas LLC
250,000,000	0.265		09/16/14	250,000,000
Providence Health & Services Obligated Group (U.S. Bank N.A., SBPA)
46,600,000	0.120		09/08/14	46,600,000
Royal Bank of Canada
300,000,000	0.325		09/01/15	300,000,000
Svenska Handelsbanken AB
195,000,000	0.362		09/04/15	195,000,000
Wells Fargo Bank N.A.
180,000,000	0.226		11/13/14	180,000,000
150,000,000	0.321		09/18/15	150,000,000
Westpac Banking Corp.
246,000,000	0.397	(b)	09/01/15	246,000,000

TOTAL VARIABLE RATE OBLIGATIONS				$5,072,101,452

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS				$19,971,697,016

The accompanying notes are an integral part of these financial statements.	19

FINANCIAL SQUARE MONEY MARKET FUND

Schedule of Investments (continued)

August 31, 2014

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
Repurchase Agreements(c) – 27.3%
ABN AMRO Securities (USA) LLC
$99,000,000	0.280	% (a)	09/02/14	$99,000,000
Maturity Value: $99,005,390
Settlement Date: 08/26/14
Collateralized by various equity securities. The aggregate market value of the collateral, including accrued interest, was $106,920,069.

Barclays Capital, Inc.
349,500,000	0.370		09/02/14	349,500,000
Maturity Value: $349,514,368
Collateralized by various corporate security issuers, 0.533% to 12.625%, due 11/14/14 to 12/31/99. The aggregate market value of the collateral, including accrued interest, was $383,791,095.

BNP Paribas Securities Corp.
100,000,000	0.200		09/02/14	100,000,000
Maturity Value: $100,002,222
Collateralized by various corporate security issuers, 0.250% to 7.500%, due 10/01/14 to 06/01/42. The aggregate market value of the collateral, including accrued interest, was $110,001,208.
35,000,000	0.300		09/02/14	35,000,000
Maturity Value: $35,001,167
Collateralized by various mortgage-backed obligations, 1.005% to 7.305%, due 07/25/23 to 08/25/24. The aggregate market value of the collateral, including accrued interest, was $42,541,750.
295,000,000	0.360	(a)(d)	09/02/14	295,000,000
Maturity Value: $295,020,650
Settlement Date: 08/26/14
Collateralized by various corporate security issuers, 0.000% to 9.000%, due 10/01/14 to 04/01/63. The aggregate market value of the collateral, including accrued interest, was $324,501,629.
225,000,000	0.450		09/02/14	225,000,000
Maturity Value: $225,011,250
Collateralized by various mortgage-backed obligations, 1.005% to 5.405%, due 07/25/23 to 08/25/24. The aggregate market value of the collateral, including accrued interest, was $271,460,444.
500,000,000	0.707	(a)(e)	11/05/14	500,000,000
Maturity Value: $501,178,502
Settlement Date: 07/08/14

Collateralized by various asset-backed obligations, 0.255% to
7.213%, due 01/17/20 to 01/25/46, various corporate security issuers, 3.750% to 9.750%, due 04/01/17 to 02/15/22, Federal
Home Loan Mortgage Corp., 2.776%, due 06/25/17, various
mortgage-backed obligations, 0.375% to 7.305%, due 07/25/23
to 09/25/47 and Tennessee Valley Authority, 3.500%, due
12/15/42. The aggregate market value of the collateral,
including accrued interest, was $612,578,528.

BNYMellon Investments
190,400,000	0.080		09/02/14	190,400,000
Maturity Value: $190,401,692
Collateralized by a U.S. Treasury Bond, 3.750%, due 08/15/41. The market value of the collateral, including accrued interest, was $194,555,313.

Repurchase Agreements(c) – (continued)
Citibank N.A.
$250,000,000	0.060%		09/03/14	$250,000,000
Maturity Value: $250,002,917
Settlement Date: 08/27/14

Collateralized by Federal Home Loan Mortgage Corp., 1.701% to
6.500%, due 01/01/21 to 01/01/44, Federal Home Loan
Mortgage Corp. Stripped Securities, 0.000% to 6.000%, due
09/15/27 to 09/15/43, Federal National Mortgage Association,
1.695% to 7.000%, due 02/01/18 to 07/01/44, Federal National
Mortgage Association Stripped Securities, 0.000% to 5.500%,
due 01/25/20 to 04/25/42 and Government National Mortgage
Association, 1.625% to 8.500%, due 02/15/23 to 03/15/54. The
aggregate market value of the collateral, including accrued
interest, was $255,564,635.

Credit Suisse Securities (USA) LLC
400,000,000	0.735	(a)(e)	12/02/14	400,000,000
Maturity Value: $402,065,047
Settlement Date: 03/27/14
Collateralized by various mortgage-backed obligations, 0.000% to 27.780%, due 04/15/17 to 01/25/58. The aggregate market value of the collateral, including accrued interest, was $480,000,086.

Deutsche Bank Securities Inc.
150,000,000	0.060		09/02/14	150,000,000
Maturity Value: $150,001,000
Collateralized by a U.S. Treasury Note, 2.375%, due 08/15/24. The market value of the collateral, including accrued interest, was $153,000,035.

Federal Reserve Bank of New York
$1,850,000,000	0.050%		09/02/14	$1,850,000,000
Maturity Value: $1,850,010,278
Collateralized by a U.S. Treasury Note, 2.125%, due 08/15/21. The market value of the collateral, including accrued interest, was $1,850,010,351.

HSBC Securities (USA), Inc.
650,000,000	0.200		09/02/14	650,000,000
Maturity Value: $650,014,444
Collateralized by various equity securities. The aggregate market value of the collateral, including accrued interest, was $702,000,001.
85,000,000	0.250		09/02/14	85,000,000
Maturity Value: $85,002,361
Collateralized by various corporate security issuers, 4.875% to 11.375%, due 01/15/17 to 01/15/22. The aggregate market value of the collateral, including accrued interest, was $93,503,093.

ING Financial Markets LLC
95,000,000	0.150		09/02/14	95,000,000
Maturity Value: $95,001,583

Collateralized by various corporate security issuers, 0.544% to
8.125%, due 10/27/14 to 07/01/44 and government security
issuers, 4.000% to 8.250%, due 12/22/14 to 04/14/19. The
aggregate market value of the collateral, including accrued
interest, was $100,080,645.

20	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE MONEY MARKET FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
Repurchase Agreements(c) – (continued)
Merrill Lynch Government Securities, Inc.
$100,000,000	0.200%		09/02/14	$100,000,000
Maturity Value: $100,002,222

Collateralized by various auction rate preferred securities, 5.375%
to 7.375%, perpetual maturity, various corporate security
issuers, 0.250% to 3.750%, due 09/15/15 to 11/15/43, various equity securities and various Exchange-Traded Funds. The
aggregate market value of the collateral, including accrued
interest, was $109,234,654.

103,000,000	0.450		09/02/14	103,000,000
Maturity Value: $103,005,150
Collateralized by various auction rate preferred securities, 0.000% to 1.374%, perpetual maturity. The aggregate market value of the collateral, including accrued interest, was $111,253,532.

RBC Capital Markets LLC
300,000,000	0.400	(a)(d)	09/08/14	300,000,000
Maturity Value: $300,313,333
Settlement Date: 08/15/14
Collateralized by various corporate security issuers, 2.750% to 14.750%, due 10/01/14 to 12/31/99. The aggregate market value of the collateral, including accrued interest, was $324,000,008.

Societe Generale
100,000,000	0.200		09/02/14	100,000,000
Maturity Value: $100,002,222
Collateralized by various equity securities. The aggregate market value of the collateral, including accrued interest, was $108,000,011.
310,000,000	0.210		09/02/14	310,000,000
Maturity Value: $310,007,233
Collateralized by various sovereign debt security issuers, 4.200% to 11.875%, due 03/15/15 to 02/17/45. The aggregate market value of the collateral, including accrued interest, was $325,500,000.
50,000,000	0.300		09/02/14	50,000,000
Maturity Value: $50,001,667
Collateralized by various corporate security issuers, 1.082% to 11.500%, due 10/15/14 to 05/20/43. The aggregate market value of the collateral, including accrued interest, was $54,167,595.
150,000,000	0.320	(a)(d)	09/02/14	150,000,000
Maturity Value: $150,009,333
Settlement Date: 08/26/14
Collateralized by various equity securities. The aggregate market value of the collateral, including accrued interest, was $162,000,072.
100,000,000	0.350		09/02/14	100,000,000
Maturity Value: $100,003,889
Collateralized by various corporate security issuers, 1.500% to 8.500%, due 05/15/15 to 10/15/39. The aggregate market value of the collateral, including accrued interest, was $110,001,140.
150,000,000	0.350		09/02/14	150,000,000
Maturity Value: $150,005,833

Collateralized by various corporate security issuers, 0.680% to
12.250%, due 01/15/15 to 12/31/99 and a sovereign debt
security issuer, 2.000%, due 01/30/19. The aggregate market
value of the collateral, including accrued interest, was
$162,221,817.

Repurchase Agreements(c) – (continued)
UBS Securities LLC
$350,000,000	0.430	% (a)(d)	09/08/14	$350,000,000
Maturity Value: $350,384,610
Settlement Date: 06/10/14
Collateralized by various corporate security issuers, 0.000% to 10.000%, due 10/15/14 to 10/15/42. The aggregate market value of the collateral, including accrued interest, was $384,999,999.

Wells Fargo Securities LLC
250,000,000	0.070		09/02/14	250,000,000
Maturity Value: $250,003,403
Settlement Date: 08/26/14

Collateralized by Federal Home Loan Mortgage Corp., 2.500%,
due 08/01/29, Federal National Mortgage Association, 3.000%
to 3.500%, due 06/01/28 to 05/01/43 and Government National
Mortgage Association, 3.500%, due 08/20/44. The aggregate
market value of the collateral, including accrued interest, was
$257,500,000.

250,000,000	0.600	(e)	09/17/14	250,000,000
Maturity Value: $250,375,000
Settlement Date: 06/19/14

Collateralized by various asset-backed obligations, 0.000% to
21.000%, due 04/28/18 to 04/16/59 and various mortgage-
backed obligations, 2.380% to 5.676%, due 10/27/35 to
02/17/51. The aggregate market value of the collateral,
including accrued interest, was $275,000,590.

TOTAL REPURCHASE AGREEMENTS				$7,486,900,000

TOTAL INVESTMENTS – 100.0%				$27,458,597,016

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.0)%				(724,601)

NET ASSETS – 100.0%				$27,457,872,415

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable or floating rate security. Interest rate disclosed is that which is in effect at August 31, 2014.
(b)	Security not registered under the Securities Act of 1933, as amended. Such securities have been determined to be liquid by the Investment Adviser. At August 31, 2014, these securities amounted to $1,644,220,960 or approximately 6.0% of net assets.
(c)	Unless noted, all repurchase agreements were entered into on August 29, 2014.
(d)	The instrument is subject to a demand feature.
(e)	Security has been determined to be illiquid by the Investment Adviser. At August 31, 2014, these securities amounted to $1,150,000,000 or approximately 4.2% of net assets.

The accompanying notes are an integral part of these financial statements.	21

FINANCIAL SQUARE MONEY MARKET FUND

Schedule of Investments (continued)

August 31, 2014

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
GO	—General Obligation
LIQ	—Liquidity Agreement
RB	—Revenue Bond
SBPA	—Standby Bond Purchase Agreement
SPA	—Standby Purchase Agreement
VRDN	—Variable Rate Demand Notes
VRDP	—Variable Rate Demand Preferred Shares

22	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Schedule of Investments

August 31, 2014

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Commercial Paper and Corporate Obligations – 20.7%
Albion Capital LLC
$116,676,000	0.160%	09/22/14	$116,665,110
Alpine Securitization Corp.
200,000,000	0.260	09/26/14	199,963,889
200,000,000	0.260	10/06/14	199,949,444
Atlantic Asset Securitization LLC
95,000,000	0.160	09/12/14	94,995,356
Chariot Funding LLC
25,000,000	0.281	01/08/15	24,974,917
25,000,000	0.271	02/19/15	24,967,937
25,000,000	0.271	03/10/15	24,964,375
25,000,000	0.271	03/11/15	24,964,187
25,000,000	0.271	03/17/15	24,963,063
50,000,000	0.271	03/23/15	49,923,875
25,000,000	0.271	04/09/15	24,958,750
25,000,000	0.271	04/20/15	24,956,688
General Electric Capital Corp.
150,000,000	0.200	11/25/14	149,929,167
200,000,000	0.200	12/03/14	199,896,666
150,000,000	0.200	01/06/15	149,894,167
Hannover Funding Co. LLC
40,000,000	0.160	09/05/14	39,999,289
40,000,000	0.160	09/08/14	39,998,756
80,000,000	0.160	09/22/14	79,992,533
40,000,000	0.220	11/18/14	39,980,933
Jupiter Securitization Co. LLC
50,000,000	0.220	10/07/14	49,989,000
25,000,000	0.281	11/25/14	24,983,472
50,000,000	0.281	11/26/14	49,966,556
50,000,000	0.281	12/02/14	49,964,222
25,000,000	0.281	12/09/14	24,980,750
25,000,000	0.281	12/30/14	24,976,667
10,000,000	0.281	01/21/15	9,988,956
25,000,000	0.281	01/22/15	24,972,194
25,000,000	0.271	03/03/15	24,965,687
25,000,000	0.271	03/10/15	24,964,375
Liberty Street Funding LLC
200,000,000	0.180	11/05/14	199,935,000
100,000,000	0.180	11/13/14	99,963,500
LMA Americas LLC
61,500,000	0.160	09/05/14	61,498,907
PNC Bank N.A.
125,000,000	0.280	10/08/14	125,000,000
Regency Markets No. 1 LLC
125,000,000	0.140	09/09/14	124,996,111
45,000,000	0.140	09/19/14	44,996,850
58,062,000	0.140	09/24/14	58,056,807
Thunder Bay Funding LLC
60,123,000	0.220	11/25/14	60,091,769
Victory Receivables Corp.
75,000,000	0.160	09/24/14	74,992,334
140,000,000	0.170	10/14/14	139,971,572
50,000,000	0.170	10/15/14	49,989,611

TOTAL COMMERCIAL PAPER AND CORPORATE OBLIGATIONS			$2,885,183,442

Certificate of Deposit-Yankeedollar – 2.9%
Citibank N.A.
$400,000,000	0.210%	11/20/14	$400,000,000

Fixed Rate Municipal Debt Obligations – 2.1%
Baptist Memorial Health Care, Tennessee
$50,000,000	0.200%	09/09/14	$50,000,000
Board of Trustees of Michigan State University Series 2014 08-B
21,290,000	0.100	09/10/14	21,290,000
City & County of San Francisco, California Series 2014 Subseries A-1-T (RBC Capital Markets LLC, LOC)
34,100,000	0.140	10/01/14	34,100,000
Commonwealth of Massachusetts Taxable Series 2014 K (TD Bank N.A., LOC)
53,000,000	0.100	09/09/14	53,000,000
County of Kent, Michigan GO Taxable Series 2014
15,000,000	0.375	04/01/15	15,010,798
OhioHealth Corp. Series 2014
24,313,000	0.170	09/10/14	24,313,000
16,078,000	0.200	10/02/14	16,078,000
Rutgers State University of New Jersey Series 2014 C (Wachovia Bank, LIQ)
17,910,000	0.190	09/08/14	17,910,000
University of Houston System Series 2014 T-A
20,000,000	0.150	10/01/14	20,000,000
Vermont Economic Development Authority Series 2014 A (JPMorgan Chase Bank N.A., LOC)
33,750,000	0.200	11/06/14	33,750,000

TOTAL FIXED RATE MUNICIPAL DEBT OBLIGATIONS			$285,451,798

Time Deposits – 1.4%
Citibank N.A.
$100,000,000	0.050%	09/02/14	$100,000,000
100,000,000	0.080	09/02/14	100,000,000

TOTAL TIME DEPOSITS			$200,000,000

U.S. Government Agency Obligations – 8.9%
Federal Home Loan Bank
$100,000,000	0.170%	09/30/14	$99,998,649
148,450,000	0.200	06/30/15	148,450,000
241,000,000	0.210	08/17/15	241,000,000
150,000,000	0.245	08/27/15	150,000,000
70,725,000	0.230	08/28/15	70,723,006
Federal National Mortgage Association
200,000,000	0.125 (a)	02/27/15	199,975,541
Overseas Private Investment Corp. (USA)(a)
10,000,000	0.020	09/07/14	10,000,000
317,400,000	0.110	09/07/14	317,400,000

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			$1,237,547,196

The accompanying notes are an integral part of these financial statements.	23

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Schedule of Investments (continued)

August 31, 2014

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Variable Rate Municipal Debt Obligations(a) – 3.9%
BlackRock Municipal Income Trust VRDN RB Putters Series 2012-T0008 (JPMorgan Chase Bank N.A., LIQ)(b)
$35,500,000	0.170%	09/02/14	$35,500,000
BlackRock MuniVest Fund, Inc. VRDN RB Putters Series 2012-T0007 (JPMorgan Chase Bank N.A., LIQ)
30,000,000	0.170	09/02/14	30,000,000
City & County of Denver, Colorado VRDN RB SPEARS Series 2012-DBE-1129X (GTY AGMT-Deutsche Bank A.G.) (Deutsche Bank A.G., LIQ)(b)
13,100,000	0.140	09/08/14	13,100,000
City of Colorado Springs, Colorado Utilities System VRDN RB for Subordinate Lien Series 2000 A (Surety-MBIA) (Bayerische Landesbank Gironzentrale, SPA)
6,300,000	0.130	09/08/14	6,300,000
City of Omaha, Nebraska Parking Facilities Corp. VRDN RB Putters Series 2013 SGT06 (Societe Generale, LIQ)(b)
19,500,000	0.120	09/02/14	19,500,000
Connecticut Housing Finance Authority VRDN RB Housing Mortgage Finance Program Series 2012 D Subseries D-3 (Bank of Tokyo-Mitsubishi UFJ, SPA)
17,505,000	0.070	09/08/14	17,505,000
Connecticut Housing Finance Authority VRDN RB Housing Mortgage Finance Program Series 2013 Subseries B-5 (Bank of Tokyo-Mitsubishi UFJ, SPA)
11,320,000	0.070	09/08/14	11,320,000
Florida State Turnpike Authority VRDN RB Refunding for Department of Transportation Putters Series 2008-2514 (JPMorgan Chase Bank N.A., LIQ)(b)
14,405,000	0.100	09/08/14	14,405,000
Hawaii State Department of Budget & Finance VRDN RB P-Floats Series 2012-MT-828 (AMBAC) (Bank of America N.A., LIQ)(b)
18,085,000	0.240	09/08/14	18,085,000
Kentucky Municipal Power Agency VRDN RB Floaters Series 2010 B002 (Assured Guaranty) (Morgan Stanley Bank, LIQ)(b)
20,000,000	0.320	09/08/14	20,000,000
Michigan Finance Authority VRDN RB for School Loan Revolving Fund Series 2014 A (JPMorgan Chase Bank N.A., LOC)
25,000,000	0.090	09/08/14	25,000,000
Nassau County, New York Interim Finance Authority VRDN RB Series 2008 D-2 (JPMorgan Chase Bank N.A., SPA)
10,500,000	0.050	09/08/14	10,500,000
New Mexico Educational Assistance Foundation VRDN RB P-Floats Series 2013 TN-042 (Bank of America N.A., LIQ)(b)
25,860,000	0.400	09/08/14	25,860,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Series 2008 Subseries B-1A RMKT (Sumitomo Mitsui Banking, SPA)
3,100,000	0.040	09/08/14	3,100,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB for New York University Putters Series 2008-3233Z (JPMorgan Chase Bank N.A., LIQ)(b)
1,700,000	0.060	09/08/14	1,700,000
Nuveen Dividend Advantage Municipal Fund #2 VRDP Series 2010-2 (Toronto- Dominion Bank, LIQ)(b)
29,300,000	0.150	09/08/14	29,300,000
Nuveen Investment Quality Municipal Fund, Inc. VRDP Series 2011-1-2118 (Barclays Bank PLC, LIQ)(b)
16,000,000	0.140	09/08/14	16,000,000
Nuveen Municipal Market Opportunity Fund, Inc. VRDP Series 2010-1 (Deutsche Bank A.G., LIQ)(b)
27,000,000	0.170	09/08/14	27,000,000

Variable Rate Municipal Debt Obligations(a) – (continued)
Nuveen Municipal Opportunity Fund, Inc. VRDP Series 2010 (Citibank N.A., LIQ)(b)
$7,900,000	0.140%	09/08/14	$7,900,000
Nuveen Select Quality Municipal Fund, Inc. VRDP Series 2011-1-2525 (Barclays Bank PLC, LIQ)(b)
25,000,000	0.140	09/08/14	25,000,000
Port Authority of New York & New Jersey VRDN RB Austin Trust Certificates Series 2008-1067 (GO of Authority) (Bank of America N.A., LIQ)(b)
22,655,000	0.120	09/08/14	22,655,000
Port Authority of New York & New Jersey VRDN RB ROCS RR-II R-11589 Series 2008 (FGIC GO of Authority) (Citibank N.A., LIQ)(b)
18,165,000	0.100	09/08/14	18,165,000
Port Authority of New York & New Jersey VRDN RB SPEARS Series 2013-DB-1201 (GO of Authority) (Deutsche Bank A.G., LIQ)(b)
15,000,000	0.100	09/08/14	15,000,000
Port of Corpus Christi Authority of Nueces County, Texas VRDN RB for Flint Hills Resources LP Project Series 2003 (GTY AGMT-Flint Hills Resources LLC)
9,000,000	0.060	09/08/14	9,000,000
Port of Corpus Christi Authority of Nueces County, Texas VRDN RB for Flint Hills Resources LP Project Series 2005 (GTY AGMT-Flint Hills Resources LLC)
22,200,000	0.060	09/08/14	22,200,000
Port of Corpus Christi Authority of Nueces County, Texas VRDN RB for Flint Hills Resources LP Project Series 2006 (GTY AGMT-Flint Hills Resources LLC)
42,000,000	0.060	09/08/14	42,000,000
Port of Corpus Christi Authority of Nueces County, Texas VRDN RB for Flint Hills Resources LP Project Series 2007 (GTY AGMT-Flint Hills Resources LLC)
18,000,000	0.060	09/08/14	18,000,000
Regional Transportation Authority, Illinois VRDN RB Putters Series 2014-T0021 (JPMorgan Chase & Co., LIQ)(b)
32,665,000	0.110	09/02/14	32,665,000
Wisconsin Housing & Economic Development Authority VRDN RB for Home Ownership Series 2008 B (BMO Harris Bank N.A., SPA)
10,290,000	0.090	09/08/14	10,290,000

TOTAL VARIABLE RATE MUNICIPAL DEBT OBLIGATIONS			$547,050,000

Variable Rate Obligations(a) – 13.1%
JPMorgan Chase Bank NA
$550,000,000	0.351%	09/04/15	$550,000,000
Kells Funding LLC(b)
100,000,000	0.244	02/26/15	99,996,074
50,000,000	0.244	05/15/15	50,000,000
Metropolitan Life Global Funding I
250,000,000	0.464	02/10/15	250,000,000
Providence Health & Services Obligated Group (U.S. Bank N.A., SBPA)
46,790,000	0.120	09/08/14	46,790,000
State Street Bank & Trust Co.
500,000,000	0.321	09/18/15	500,000,000

24	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Variable Rate Obligations(a) – (continued)
Wells Fargo Bank N.A.
$125,000,000	0.321%		09/18/15	$125,000,000
205,000,000	0.370		09/22/15	205,000,000

TOTAL VARIABLE RATE OBLIGATIONS				$1,826,786,074

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS				$7,382,018,510

Repurchase Agreements(c) – 47.0%
BNYMellon Investments
$347,000,000	0.080%		09/02/14	$347,000,000
Maturity Value: $347,003,084
Collateralized by U.S. Treasury Bond, 3.750%, due 08/15/41. The market value of the collateral, including accrued interest, was $354,596,423.

Citibank N.A.
250,000,000	0.060		09/03/14	250,000,000
Maturity Value: $250,002,917
Settlement Date: 08/27/14

Collateralized by Federal Home Loan Mortgage Corp., 1.907% to
6.500%, due 02/01/23 to 01/01/44, Federal Home Loan
Mortgage Corp. Stripped Securities, 0.000% to 3.500%, due
09/15/27 to 09/15/43, Federal National Mortgage Association,
2.000% to 6.500%, due 03/01/18 to 07/01/44, Federal National
Mortgage Association Stripped Securities, 0.000% to 5.000%,
due 01/25/20 to 04/25/42 and Government National Mortgage
Association, 1.125% to 7.500%, due 04/15/22 to 02/20/44. The
aggregate market value of the collateral, including accrued
interest, was $255,734,486.

Credit Suisse Securities (USA) LLC
200,000,000	0.100		10/14/14	200,000,000
Maturity Value: $200,033,333
Settlement Date: 08/15/14

Collateralized by Federal Agricultural Mortgage Corp., 2.000%,
due 07/27/16, Federal Home Loan Mortgage Corp., 0.000%,
due 12/11/25, U.S. Treasury Bonds, 3.000% to 9.125%, due
05/15/18 to 08/15/44 and U.S. Treasury Notes, 0.250% to
5.125%, due 11/15/14 to 12/31/20. The aggregate market value of the collateral, including accrued interest, was $204,002,788.

Deutsche Bank Securities, Inc.
125,000,000	0.050		09/02/14	125,000,000
Maturity Value: $125,000,694
Collateralized by U.S. Treasury Note, 1.875%, due 06/30/15. The market value of the collateral, including accrued interest, was $127,500,020.

Federal Reserve Bank of New York
1,500,000,000	0.050		09/02/14	1,500,000,000
Maturity Value: $1,500,008,333
Collateralized by U.S. Treasury Note, 2.125%, due 08/15/21. The market value of the collateral, including accrued interest, was $1,500,008,352.

Repurchase Agreements(c) – (continued)
ING Financial Markets LLC
$250,000,000	0.130	%(a)(d)	09/08/14	$250,000,000
Maturity Value: $250,161,597
Collateralized by Federal National Mortgage Association, 3.500% to 4.000%, due 03/01/20 to 05/01/44. The aggregate market value of the collateral, including accrued interest, was $255,001,824.

Joint Repo Account I
160,000,000	0.050		09/02/14	160,000,000
Maturity Value: $160,000,889

Joint Repo Account III
1,075,000,000	0.060		09/02/14	1,075,000,000
Maturity Value: $1,075,007,167

JPMorgan Securities LLC
100,000,000	0.600	(e)	02/02/15	100,000,000
Maturity Value: $100,303,333
Settlement Date: 08/04/14
Collateralized by various mortgage-backed obligations, 0.000% to 52.875%, due 10/25/34 to 08/25/47. The aggregate market value of the collateral, including accrued interest, was $115,000,122.

Merrill Lynch Government Securities, Inc.
100,000,000	0.450		09/02/14	100,000,000
Maturity Value: $100,005,000
Collateralized by various auction rate preferred securities, 0.000% to 1.373%, perpetual maturity. The aggregate market value of the collateral, including accrued interest, was $108,003,120.
300,000,000	0.450		09/02/14	300,000,000
Maturity Value: $300,015,000

Collateralized by various asset-backed obligations, 0.335% to
7.070%, due 02/10/22 to 05/25/37, various corporate security issuers, 4.125% to 11.000%, due 04/01/16 to 03/15/42 and
various mortgage-backed obligations, 0.345% to 7.305%, due
06/15/20 to 08/25/47. The aggregate market value of the
collateral, including accrued interest, was $359,226,724.

230,000,000	0.500	(a)(e)	10/03/14	230,000,000
Maturity Value: $230,284,306
Settlement Date: 07/11/14
Collateralized by various corporate security issuers, 1.000% to 9.000%, due 10/01/14 to 11/15/43. The aggregate market value of the collateral, including accrued interest, was $253,000,000.

Mitsubishi UFJ Securities (USA), Inc.
500,000,000	0.060		09/02/14	500,000,000
Maturity Value: $500,003,333

Collateralized by Federal Home Loan Mortgage Corp., 4.000% to
5.000%, due 10/01/40 to 02/01/42 and Federal National
Mortgage Association, 3.500% to 5.000%, due 04/01/27 to
07/01/44. The aggregate market value of the collateral,
including accrued interest, was $514,999,999.

The accompanying notes are an integral part of these financial statements.	25

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Schedule of Investments (continued)

August 31, 2014

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(c) – (continued)
RBC Capital Markets LLC
$250,000,000	0.090	%(a)(d)	09/02/14	$250,000,000
Maturity Value: $250,056,250
Settlement Date: 06/04/14

Collateralized by Federal Home Loan Mortgage Corp., 3.500% to
4.500%, due 01/01/42 to 08/01/44 and Federal National
Mortgage Association, 2.500% to 5.000%, due 03/01/26 to
05/01/44. The aggregate market value of the collateral,
including accrued interest, was $254,999,998.

250,000,000	0.100	(a)(d)	09/08/14	250,000,000
Maturity Value: $250,062,501
Settlement Date: 06/20/14

Collateralized by Federal Home Loan Mortgage Corp., 2.500% to
4.500%, due 09/01/25 to 07/01/44, Federal National Mortgage
Association, 0.000% to 5.000%, due 06/01/17 to 05/01/44 and
Government National Mortgage Association, 3.000% to
3.500%, due 07/20/42 to 04/20/43. The aggregate market value of the collateral, including accrued interest, was $255,000,370.

Societe Generale
650,000,000	0.060		09/02/14	650,000,000
Maturity Value: $650,004,333

Collateralized by Federal Home Loan Mortgage Corp., 0.605% to
6.000%, due 05/01/19 to 09/01/44, Federal National Mortgage
Association, 0.455% to 6.000%, due 04/01/18 to 09/01/44 and
Government National Mortgage Association, 5.000%, due
10/20/35. The aggregate market value of the collateral,
including accrued interest, was $670,970,271.

Wells Fargo Securities LLC
175,000,000	0.500	(e)	09/16/14	175,000,000
Maturity Value: $175,221,181
Settlement Date: 06/17/14

Collateralized by various asset-backed obligations, 0.000% to
5.035%, due 10/25/18 to 04/16/59, various corporate security issuers, 0.000% to 6.625%, due 09/05/14 to 01/30/27 and
various mortgage-backed obligations, 0.100% to 5.676%, due
05/25/20 to 02/17/51. The aggregate market value of the
collateral, including accrued interest, was $192,500,002.

75,000,000	0.600		11/12/14	75,000,000
Maturity Value: $75,116,250
Settlement Date: 08/11/14

Collateralized by various asset-backed obligations, 0.000% to
6.810%, due 10/31/17 to 05/25/54, various corporate security issuers, 0.000% to 5.500%, due 09/05/14 to 08/31/27 and
various mortgage-backed obligations, 2.380% to 5.676%, due
02/27/36 to 02/17/51. The aggregate market value of the
collateral, including accrued interest, was $82,375,497.

TOTAL REPURCHASE AGREEMENTS				$6,537,000,000

TOTAL INVESTMENTS – 100.0%				$13,919,018,510

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.0%				429,315

NET ASSETS – 100.0%				$13,919,447,825

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable or floating rate security. Interest rate disclosed is that which is in effect at August 31, 2014.
(b)	Security not registered under the Securities Act of 1933, as amended. Such securities have been determined to be liquid by the Investment Adviser. At August 31, 2014, these securities amounted to $491,831,074 or approximately 3.5% of net assets.
(c)	Unless noted, all repurchase agreements were entered into on August 29, 2014. Additional information on Joint Repurchase Agreement Account I and III appears on pages 54-55.
(d)	The instrument is subject to a demand feature.
(e)	Security has been determined to be illiquid by the Investment Adviser. At August 31, 2014, these securities amounted to $505,000,000 or approximately 3.6% of net assets.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
AMBAC	—Insured by American Municipal Bond Assurance Corp.
FGIC	—Insured by Financial Guaranty Insurance Co.
GO	—General Obligation
GTY AGMT	—Guaranty Agreement
LIQ	—Liquidity Agreement
LOC	—Letter of Credit
LP	—Limited Partnership
MBIA	—Insured by Municipal Bond Investors Assurance
RB	—Revenue Bond
RMKT	—Remarketed
ROCS	—Reset Option Certificates
RR	—Revenue Refunding
SBPA	—Standby Bond Purchase Agreement
SPA	—Standby Purchase Agreement
SPEARS	—Short Puttable Exempt Adjustable Receipts
VRDN	—Variable Rate Demand Notes
VRDP	—Variable Rate Demand Preferred Shares

26	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-EXEMPT CALIFORNIA FUND

Schedule of Investments

August 31, 2014

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – 99.9%
California – 99.9%
ABAG Finance Authority for Non-Profit Corporations VRDN RB for Sharp Healthcare Series 2009-C (Citibank N.A., LOC)
$450,000	0.050%	09/08/14	$450,000
Bay Area Toll Authority California Toll Bridge VRDN RB for San Francisco Bay Area CR-PT-4708 Series 2011 (Bank of America N.A., LIQ)(a)
1,000,000	0.050	09/08/14	1,000,000
Bay Area Toll Authority California Toll Bridge VRDN RB for San Francisco Bay Area P-Floats Series 2013-MT-841 (Bank of America N.A., LIQ)(a)
2,550,000	0.070	09/08/14	2,550,000
Bay Area Toll Authority California Toll Bridge VRDN RB for San Francisco Bay Area Series 2007-G1-RMKT (JPMorgan Chase Bank N.A., LOC)
2,500,000	0.040	09/08/14	2,500,000
Bay Area Toll Authority California Toll Bridge VRDN RB for San Francisco Bay Area SPEARS Series 2011-DB-1043 (Deutsche Bank A.G., LIQ)(a)
5,600,000	0.090	09/08/14	5,600,000
California Educational Facilities Authority VRDN RB for California Institute of Technology Floater Certificates Series 2009-42C (GO of Institution) (Wells Fargo & Co., LIQ)(a)
990,000	0.100	10/23/14	990,000
California Educational Facilities Authority VRDN RB for California Institute of Technology Series 2006-B (GO of Institution)
3,500,000	0.040	09/08/14	3,500,000
California Educational Facilities Authority VRDN RB for Claremont McKenna College Putters Series 2009-3580 (JPMorgan Chase Bank, LIQ)(a)
3,680,000	0.060	09/08/14	3,680,000
California Educational Facilities Authority VRDN RB for Stanford University Floaters Series 2013-3346 (Morgan Stanley Bank, LIQ)(a)
2,600,000	0.060	09/08/14	2,600,000
California Educational Facilities Authority VRDN RB for University of Southern California Eagle Series 2014-0005- Class A (Citibank N.A., LIQ)(a)
1,000,000	0.060	09/08/14	1,000,000
California Educational Facilities Authority VRDN RB for University of Southern California Floater Trust Series 2009- 11B (Barclays Bank PLC, LIQ)(a)
1,100,000	0.050	09/08/14	1,100,000
California Educational Facilities Authority VRDN RB for University of Southern California Floaters Series 2010-3144 (Morgan Stanley Bank N.A., LIQ)(a)
2,976,640	0.050	09/02/14	2,976,640
California Educational Facilities Authority VRDN RB for University of Southern California Putters Series 2009-3424 (JPMorgan Chase Bank N.A., LIQ)(a)
690,000	0.060	09/08/14	690,000
California Educational Facilities Authority VRDN RB Refunding for Stanford University Series 1993 L
1,650,000	0.030	09/08/14	1,650,000

Municipal Debt Obligations – (continued)
California – (continued)
California Educational Facilities Authority VRDN RB Refunding for Stanford University Series 1996 L-4
$2,300,000	0.030%	09/08/14	$2,300,000
California Educational Facilities Authority VRDN RB Refunding for Stanford University Series 1998 L-6
2,000,000	0.030	09/08/14	2,000,000
California Educational Facilities Authority VRDN RB Refunding for Stanford University Series 1999 L-7
3,000,000	0.030	09/08/14	3,000,000
California Health Facilities Financing Authority CP for Kaiser Permenente Series 2014 E
1,500,000	0.120	11/04/14	1,500,000
California Health Facilities Financing Authority VRDN RB Floaters Series 2007-1858 (GTY AGMT-Wells Fargo & Co.) (Wells Fargo & Co., LIQ)(a)
3,881,000	0.050	09/08/14	3,881,000
California Health Facilities Financing Authority VRDN RB for Adventist Health System P-Floats Series 2011-PT-4699 (NATL-RE) (Bank of America N.A., SPA)(a)
1,760,000	0.220	09/08/14	1,760,000
California Health Facilities Financing Authority VRDN RB for Catholic Healthcare Series 1988 C (NATL-RE) (JPMorgan Chase Bank N.A., LOC)
1,900,000	0.060	09/08/14	1,900,000
California Health Facilities Financing Authority VRDN RB for Catholic Healthcare West Series 2005 H (Sumitomo Mitsui Banking, LOC)
2,500,000	0.040	09/08/14	2,500,000
California Health Facilities Financing Authority VRDN RB for City of Hope Series 2012 B
5,800,000	0.030	09/08/14	5,800,000
California Health Facilities Financing Authority VRDN RB for Dignity Health SPEARS Series 2012-DBE-1083 (GTY AGMT-Deutsche Bank A.G.) (Deutsche Bank A.G., LIQ)(a)
2,400,000	0.130	09/08/14	2,400,000
California Health Facilities Financing Authority VRDN RB for Lucile Packard Children’s Hospital Floater Series 2012 0-48 (Royal Bank of Canada, LIQ)(a)
4,000,000	0.050	09/08/14	4,000,000
California Health Facilities Financing Authority VRDN RB for Lucille Packard Children’s Hospital P-Floats Series 2012 PT-4726 (Bank of America N.A., LIQ)(a)
2,580,000	0.080	09/08/14	2,580,000
California Health Facilities Financing Authority VRDN RB for Providence Health Services P-Floats Series 2009-PT-4646 (Bank of America N.A., LIQ)(a)
4,190,000	0.060	09/08/14	4,190,000
California Health Facilities Financing Authority VRDN RB for Providence Health Services Putters Series 2010-3630 (JPMorgan Chase Bank N.A., LIQ)(a)
2,440,000	0.060	09/08/14	2,440,000
California Health Facilities Financing Authority VRDN RB for St. Joseph Health System Series 2011 B (U.S. Bank N.A., LOC)
4,965,000	0.040	09/02/14	4,965,000

The accompanying notes are an integral part of these financial statements.	27

FINANCIAL SQUARE TAX-EXEMPT CALIFORNIA FUND

Schedule of Investments (continued)

August 31, 2014

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
California – (continued)
California Health Facilities Financing Authority VRDN RB for Sutter Health Floater Series 2014 0-76 (Royal Bank of Canada, LIQ)(a)
$2,500,000	0.050%	09/08/14	$2,500,000
California Health Facilities Financing Authority VRDN RB for Sutter Health ROCS RR-II R-11952 Series 2011 (Citibank N.A., LIQ)(a)
1,500,000	0.060	09/08/14	1,500,000
California Health Facilities Financing Authority VRDN RB Refunding for Stanford Hospital Floaters Series 2010-3193 (Deutsche Bank A.G., LIQ)(a)
1,000,000	0.090	09/08/14	1,000,000
California Municipal Finance Authority Pollution Control VRDN RB Refunding for Chevron USA Inc. Project Series 2005
2,200,000	0.010	09/02/14	2,200,000
California Municipal Finance Authority VRDN RB for Chevron USA, Inc. Recovery Zone Boards Series 2010 A (GTY AGMT- Chevron Corp.)
4,000,000	0.010	09/02/14	4,000,000
California Pollution Control Financing Authority VRDN RB Refunding for Exxon Mobil Project Series 2000
1,000,000	0.010	09/02/14	1,000,000
California State University VRDN RB Floater Trust Series 2008 K37W (AGM) (Citibank N.A., LIQ)
5,775,000	0.200	09/08/14	5,775,000
California State University VRDN RB ROCS RR-II R-11568 Series 2008 (BHAC-CR AGM) (Citibank N.A., LIQ)(a)
3,000,000	0.060	09/08/14	3,000,000
California Statewide Communities Development Authority CP for Kaiser Permanente Series 2014 8-B
1,500,000	0.140	10/02/14	1,500,000
California Statewide Communities Development Authority CP for Kaiser Permanente Series 2014 9B-1
1,000,000	0.140	11/03/14	1,000,000
California Statewide Communities Development Authority CP for Kaiser Permanente Series 2014 D
1,000,000	0.140	03/03/15	1,000,000
California Statewide Communities Development Authority CP for Kaiser Permanente Series 2014 K
2,000,000	0.140	01/28/15	2,000,000
1,500,000	0.140	03/02/15	1,500,000
California Statewide Communities Development Authority VRDN PCRB Refunding for Chevron USA Inc. Project Series 2002 (GTY AGMT-Chevron Corp.)
2,100,000	0.010	09/02/14	2,100,000
California Statewide Communities Development Authority VRDN RB for John Muir Health Series 2008 C (Wells Fargo Bank N.A., LOC)
1,500,000	0.030	09/02/14	1,500,000
California Statewide Communities Development Authority VRDN RB for Kaiser Permanente ROCS RR-II R-1563 Series 2008 (BHAC-CR) (Citibank N.A., LIQ)(a)
1,200,000	0.060	09/08/14	1,200,000
Central Basin Municipal Water District VRDN COPS Refunding for 2007 Project Series 2008 B (U.S. Bank N.A., LOC)
5,700,000	0.030	09/08/14	5,700,000

Municipal Debt Obligations – (continued)
California – (continued)
Chino Basin Regional Financing Authority VRDN RB Refunding for Inland Empire Utilities Series 2008 B (Union Bank N.A., LOC)
$6,200,000	0.050%	09/08/14	$6,200,000
City of Santa Clara Electric VRDN RB Series 2008 Subseries B (Bank of Tokyo-Mitsubishi UFJ, LOC)
4,055,000	0.050	09/08/14	4,055,000
County of Los Angeles GO TRANS Series 2014(b)
425,000	1.500	06/30/15	429,613
Desert Community College District GO VRDN Floaters Series 2009-3016 (AGM) (Deutsche Bank A.G., LIQ)(a)
1,835,000	0.110	09/08/14	1,835,000
East Bay Municipal Utility District VRDN RB Refunding Wastewater System Series 2008 Subseries C RMKT (Bank of NY Mellon, SPA)
2,300,000	0.030	09/02/14	2,300,000
East Bay Municipal Utility District VRDN RB Water System Eagle Series 2013-0010 Class A (Citibank N.A., LIQ)(a)
1,000,000	0.060	09/08/14	1,000,000
Eastern California Municipal Water & Sewer District VRDN COPS Refunding Series 2008 D (U.S. Bank N.A., SPA)
5,450,000	0.040	09/08/14	5,450,000
Los Angeles Community College District GO VRDN Series 2011-O-4 (Royal Bank of Canada, LIQ)(a)
2,100,000	0.050	09/08/14	2,100,000
Los Angeles Community Redevelopment Agency MF Hsg VRDN RB for Metropolitan Apartments Series 1985 RMKT (FNMA) (FNMA, LIQ)
3,000,000	0.030	09/08/14	3,000,000
Los Angeles County Housing Authority MF Hsg VRDN RB Refunding for Malibu Meadows II Series 1998 C (FNMA) (FNMA, LIQ)
1,200,000	0.050	09/08/14	1,200,000
Los Angeles County Housing Authority MF Hsg VRDN RB Refunding for Malibu Meadows Project Series 1998 B (FNMA) (FNMA, LIQ)
2,436,000	0.050	09/08/14	2,436,000
Los Angeles County Schools Pooled Financing TRANS Series 2014 B-3
1,415,000	2.000	12/31/14	1,423,720
Los Angeles Department of Airports VRDN RB for Los Angeles International Airport Floater Trust Series 2010-27B (Barclays Bank PLC, LIQ)(a)
1,300,000	0.050	09/08/14	1,300,000
Los Angeles Department of Airports VRDN RB for Los Angeles International Airport Floater Trust Series 2010-80W (Barclays Bank PLC, LIQ)(a)
2,645,000	0.050	09/08/14	2,645,000
Los Angeles Department of Airports VRDN RB for Los Angeles International Airport Floater Trust Series 2013-26WX (Barclays Bank PLC, LIQ)(a)
4,000,000	0.050	09/08/14	4,000,000
Los Angeles Department of Water & Power VRDN RB for Power System Series 2002 Subseries A-5 (Citibank N.A., SPA)
2,000,000	0.040	09/08/14	2,000,000

28	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-EXEMPT CALIFORNIA FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
California – (continued)
Los Angeles Department of Water & Power VRDN RB Series 2001 Subseries B-6 (Barclays Bank PLC, SPA)
$4,900,000	0.020%	09/02/14	$4,900,000
Los Angeles Department of Water & Power VRDN RB Series 2001 Subseries B-7 (Barclays Bank PLC, SPA)
3,000,000	0.040	09/08/14	3,000,000
Los Angeles Department of Water & Power Waterworks VRDN RB ROCS RR-II R-12322 Series 2011 (AGM-CR AMBAC) (Citibank N.A., LIQ)(a)
1,215,000	0.060	09/02/14	1,215,000
Los Angeles Department of Water & Power Waterworks VRDN RB Series 2001 Subseries B-4 (Wells Fargo Bank N.A., SPA)
2,100,000	0.030	09/08/14	2,099,988
Metropolitan Water District of Southern California Refunding RB SIFMA Index Series 2012 B-1
400,000	0.400	05/01/15	400,212
Metropolitan Water District of Southern California Refunding RB SIFMA Index Series 2012 B-2
250,000	0.400	05/01/15	250,191
Metropolitan Water District of Southern California VRDN RB Series 2000 B-4 (Wells Fargo Bank N.A., SPA)
6,200,000	0.020	09/08/14	6,200,000
Orange County Apartment Development VRDN RB Refunding for Park Ridge Villas Series 1998 (FNMA) (FNMA, LIQ)
4,000,000	0.050	09/08/14	4,000,000
Orange County Apartment Development VRDN RB Refunding for Riverbend Apartments Series 1999 B (FHLMC, LIQ)
4,600,000	0.050	09/08/14	4,600,000
Orange County Sanitation District VRDN COPS Putters Series 2010-3773Z (AGM) (JPMorgan Chase Bank N.A., LIQ)(a)
2,000,000	0.080	09/08/14	2,000,000
Orange County Water District CP Series 2014-94 (Bayerische Landesbank Gironzentrale, LOC)
3,400,000	0.090	09/03/14	3,400,000
Orange County Water District VRDN COPS Putters Series 2010-3686Z (JPMorgan Chase Bank N.A., LIQ)(a)
500,000	0.060	09/08/14	500,000
Riverside County Teeter Obligation RN Series 2013 D
2,000,000	2.000	10/15/14	2,004,330
Riverside County Transportation Commission Sales Tax VRDN RB Limited Tax Series 2009 A (JPMorgan Chase Bank, N.A., SPA)
2,300,000	0.040	09/08/14	2,300,000
Riverside County Transportation Commission Sales Tax VRDN RB Putters Series 2013-4354 (JPMorgan Chase Bank, N.A., LIQ)(a)
1,875,000	0.060	09/08/14	1,875,000
Riverside Unified School District GO VRDN Floaters Series 2009-3017 (AGC-ICC NATL-RE) (Morgan Stanley Bank, LIQ)(a)
6,755,000	0.200	09/08/14	6,755,000
Sacramento County Housing Authority VRDN RB Refunding for River Terrace Apartments Series 1996 C-RMKT (FNMA) (FNMA, LIQ)
6,975,000	0.050	09/08/14	6,975,000

Municipal Debt Obligations – (continued)
California – (continued)
Sacramento Municipal Utility District VRDN RB Series 2012 L (U.S. Bank N.A., LOC)
$600,000	0.030%	09/08/14	$600,000
Sacramento Suburban Water District VRDN COPS Refunding Series 2009 A (Sumitomo Mitsui Banking Corp., LOC)
2,000,000	0.050	09/08/14	2,000,000
San Diego Community College District GO VRDN Floater Series 2011-O-8 (Royal Bank of Canada, LIQ)(a)
1,000,000	0.050	09/08/14	1,000,000
San Diego Community College District GO VRDN Putters Series 2009-3415 (JPMorgan Chase Bank N.A., LIQ)(a)
570,000	0.070	09/08/14	570,000
San Diego County Regional Transportation Commission VRDN RB Limited Tax Series 2008 A (JPMorgan Chase Bank N.A., SPA)
700,000	0.050	09/08/14	700,000
San Diego County Regional Transportation Commission VRDN RB Limited Tax Series 2008 C (Mizuho Corp. Bank, SPA)
4,150,000	0.030	09/08/14	4,150,000
San Jose Evergreen Community College District GO Refunding Series 2014 B
1,350,000	1.000	09/02/14	1,350,000
Santa Clara County Financing Authority VRDN RB Refunding for Multiple Facilities Projects Series 2008 M (Bank of America N.A., LOC)
5,300,000	0.040	09/08/14	5,300,000
Santa Clara Valley Transportation Authority Sales Tax VRDN RB Refunding for Measure A Series 2008 C RMKT (Sumitomo Mitsui Banking Corp., SPA)
2,100,000	0.030	09/08/14	2,100,000
Santa Rosa Wastewater VRDN RB SPEARS Series 2007-DBE-395 (AMBAC) (GTY AGMT- Deutsche Bank A.G.) (Deutsche Bank A.G., LIQ)(a)
5,170,000	0.140	09/08/14	5,170,000
Southern California Public Power Authority VRDN RB Refunding for Magnolia Power Project Series 2009 A-1 (U.S. Bank N.A., LOC)
2,000,000	0.030	09/08/14	2,000,000
State of California Department of Water Resources RB Refunded for Central Valley Project Series 2005-AC (NATL-RE)
1,590,000	5.000	12/01/14	1,608,910
State of California Department of Water Resources RB Refunded for Central Valley Project Series 2005-AD (AGM)
1,500,000	5.000	06/01/15	1,553,666
State of California Department of Water Resources RB Unrefunded for Central Valley Project Series 2005-AC (NATL-RE)
1,550,000	5.000	12/01/14	1,568,516
State of California Department of Water Resources Supply RB Series 2010 L
2,200,000	5.000	05/01/15	2,269,364
State of California Department of Water Resources Supply RB Series 2010 M
150,000	2.250	05/01/15	152,036

The accompanying notes are an integral part of these financial statements.	29

FINANCIAL SQUARE TAX-EXEMPT CALIFORNIA FUND

Schedule of Investments (continued)

August 31, 2014

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
California – (continued)
State of California GO VRDN SPEARS Series 2007-DB-457 (AGM) (GTY AGMT-Deutsche Bank A.G.) (Deutsche Bank A.G., LIQ)(a)
$1,700,000	0.120%	09/08/14	$1,700,000
State of California GO VRDN for Kindergarten-University Public Education Facilities RMKT Series 2004-A-5 (Citibank N.A., LOC)
200,000	0.040	09/02/14	200,000
State of California GO VRDN for Kindergarten-University Public Education Facilities RMKT Series 2004-B-2 (Citibank N.A., LOC)
4,515,000	0.020	09/02/14	4,515,000
The Regents of the University of California Medical Center Pooled VRDN RB Series 2007 B-2 (Wells Fargo Bank N.A., SPA)
1,500,000	0.010	09/02/14	1,500,000
The Regents of the University of California VRDN RB Municipal Floaters Trust Series 2013-23U (Barclays Bank PLC, LIQ)(a)
1,000,000	0.050	09/08/14	1,000,000
University of California VRDN RB Putters Series 2008-2649Z (JPMorgan Chase Bank N.A., LIQ)
2,500,000	0.060	09/08/14	2,500,000
University of California VRDN RB ROCS RR-II R-12328 Series 2012 (AGM) (Citibank N.A., LIQ)(a)
1,500,000	0.050	09/02/14	1,500,000
Victor Valley Community College District GO VRDN Floater Certificates Series 2009-34C (GTY-AGMT-Wells Fargo & Co.) (Wells Fargo & Co., LIQ)(a)
3,000,000	0.150	07/08/15	3,000,000

TOTAL INVESTMENTS – 99.9%			$255,834,186

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%			169,356

NET ASSETS – 100.0%			$256,003,542

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security not registered under the Securities Act of 1933, as amended. Such securities have been determined to be liquid by the Investment Adviser. At August 31, 2014, these securities amounted to $91,802,640 or approximately 35.9% of net assets.
(b)	All or a portion represents a forward commitment.

Interest rates represent either the stated coupon rate, or for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
AGC-ICC	—American General Contractors-Interstate Commerce Commission
AGM	—Insured by Assured Guaranty Municipal Corp.
AMBAC	—Insured by American Municipal Bond Assurance Corp.
BHAC	—Berkshire Hathaway Assurance Corp.
COPS	—Certificates of Participation
CP	—Commercial Paper
CR	—Custodial Receipts
FHLMC	—Insured by Federal Home Loan Mortgage Corp.
FNMA	—Insured by Federal National Mortgage Association
GO	—General Obligation
GTY AGMT	—Guaranty Agreement
LIQ	—Liquidity Agreement
LOC	—Letter of Credit
MF Hsg	—Multi-Family Housing
NATL-RE	—National Reinsurance Corp.
PCRB	—Pollution Control Revenue Bond
RB	—Revenue Bond
RN	—Revenue Notes
RMKT	—Remarketed
ROCS	—Reset Option Certificates
RR	—Revenue Refunding
SPA	—Standby Purchase Agreement
SPEARS	—Short Puttable Exempt Adjustable Receipts
TRANS	—Tax Revenue Anticipation Notes
VRDN	—Variable Rate Demand Notes

30	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-EXEMPT NEW YORK FUND

Schedule of Investments

August 31, 2014

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – 99.7%
New York – 99.7%
Buffalo Fiscal Stability Authority RB Sales Tax & State Aid Secured Series 2005 B (NATL-RE)
$935,000	5.000%	09/01/14	$935,000
Buffalo Municipal Water Finance Authority Water Systems VRDN RB Refunding Series 2008 (JPMorgan Chase Bank N.A., LOC)
2,000,000	0.050	09/08/14	2,000,000
County of Onondaga, New York Trust for Cultural Resources VRDN RB for Syracuse University Project Series 2010 A (Wells Fargo Bank N.A., LOC)
5,000,000	0.030	09/08/14	5,000,000
County of Westchester, New York GO Refunding Series 2009C
1,135,000	5.000	11/01/14	1,143,985
Erie County IDA School Facility VRDN RB for City School District Buffalo Project Austin Trust Certificates Series 2008-3053X (AGM) (Bank of America N.A., LIQ)(a)
2,200,000	0.200	09/08/14	2,200,000
Metropolitan Transportation Authority RB for Transportation Series 2003 A (NATL)
2,105,000	5.000	11/15/14	2,125,739
Metropolitan Transportation Authority RB for Transportation Series 2013 E
1,000,000	2.000	11/15/14	1,003,629
Metropolitan Transportation Authority VRDN RB for Transportation Series 2013 Subseries G-1A
3,255,000	0.304	11/01/14	3,255,000
Nassau County IDA Civic Facility Refunding & Improvement VRDN RB for Cold Spring Harbor Laboratory Series 1999 RMKT (TD Bank N.A., SPA)
5,875,000	0.030	09/02/14	5,875,000
Nassau County, New York Interim Finance Authority VRDN RB Series 2008 D-1 (Bank of NY Mellon, SPA)
3,085,000	0.050	09/08/14	3,085,000
New York City GO VRDN Series 1993 Subseries A-6 (Helaba, LOC)
865,000	0.050	09/08/14	865,000
New York City GO VRDN Series 2002 Subseries C-2 (Bayerische Landesbank, LOC)
600,000	0.050	09/08/14	600,000
New York City GO VRDN Series 2004 Subseries H-2 (Bank of New York Mellon, LOC)
2,000,000	0.050	09/08/14	2,000,000
New York City GO VRDN Series 2008-1131 (Bank of America N.A., LIQ)(a)
2,215,000	0.100	09/08/14	2,215,000
New York City Health & Hospital Corp. VRDN RB for Health System Series 2008 B (GO of Corp.) (TD Bank N.A., LOC)
1,100,000	0.040	09/08/14	1,100,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Second General Resolution Austin Trust Certificates Series 2008-1192 (Bank of America N.A., LIQ)(a)
1,000,000	0.100	09/08/14	1,000,000

Municipal Debt Obligations – (continued)
New York – (continued)
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Second General Resolution Series 2008-BB-1 (Bank of Tokyo-Mitsubishi UFJ, SPA)
$2,600,000	0.030%	09/08/14	$2,600,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Second Resolution Series 2008-BB-5 (Bank of America N.A., SPA)
200,000	0.020	09/02/14	200,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Series 2008 Subseries B-1A RMKT (Sumitomo Mitsui Banking, SPA)
400,000	0.040	09/08/14	400,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Series 2011 Subseries A-2 (Mizuho Corporate Bank, SPA)
200,000	0.020	09/02/14	200,000
New York City Transitional Finance Authority VRDN RB for Future Tax Secured Refunding Series 2002-A-3B (Bank of Tokyo-Mitsubishi UFJ, LOC)
1,500,000	0.040	09/08/14	1,500,000
New York City Transitional Finance Authority VRDN RB for Future Tax Secured Series 1999 Subseries B-3 (JPMorgan Chase Bank N.A., SPA)
90,000	0.040	09/08/14	90,000
New York City Transitional Finance Authority VRDN RB for Future Tax Secured Series 2001 C RMKT (PNC Bank N.A., SPA)
1,500,000	0.030	09/02/14	1,500,000
New York City Transitional Finance Authority VRDN RB for NYC Recovery Series 2002-3 Subseries 3-E (Landesbank Baden-Wurttemberg, SPA)
100,000	0.050	09/02/14	100,000
New York City Trust for Cultural Resources VRDN RB for Metropolitan Museum of Art Series 2006 A1 RMKT
3,250,000	0.040	09/08/14	3,250,000
New York City Trust for Cultural Resources VRDN RB for Metropolitan Museum of Art Series 2006 A2 RMKT
600,000	0.040	09/08/14	600,000
New York City Trust for Cultural Resources VRDN RB for Museum of Modern Art Austin Trust Certificates Series 2008-3316 (Bank of America N.A., LIQ)(a)
3,000,000	0.100	09/08/14	3,000,000
New York City Trust for Cultural Resources VRDN RB for Pierpont Morgan Library Series 2004 (JPMorgan Chase Bank N.A., LOC)
1,800,000	0.030	09/08/14	1,800,000
New York City Trust for Cultural Resources VRDN RB for The Juilliard School ROCS-RR-II R-11927 Series 2011 (Citibank N.A., LIQ)(a)
2,400,000	0.060	09/08/14	2,400,000
New York City Trust for Cultural Resources VRDN RB Refunding for American Museum of Natural History Series 2008 A1 (JPMorgan Chase Bank N.A., SPA)
300,000	0.050	09/02/14	300,000

The accompanying notes are an integral part of these financial statements.	31

FINANCIAL SQUARE TAX-EXEMPT NEW YORK FUND

Schedule of Investments (continued)

August 31, 2014

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
New York – (continued)
New York City Trust for Cultural Resources VRDN RB Refunding for American Museum of Natural History Series 2008 B3 (Wells Fargo Bank N.A. SPA)
$2,415,000	0.030%	09/08/14	$2,415,000
New York City Trust for Cultural Resources VRDN RB Refunding for The New York Botanical Garden Series 2009 A (JPMorgan Chase Bank N.A., LOC)
2,900,000	0.050	09/08/14	2,900,000
New York State Dormitory Authority CP Series 2002C-A3
1,400,000	0.050	09/04/14	1,400,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB for New York University Putters Series 2008-3233Z (JPMorgan Chase Bank N.A., LIQ)(a)
1,300,000	0.060	09/08/14	1,300,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB for Rockefeller University ROCS-RR-II R-11944 Series 2011 (Citibank N.A., LIQ)(a)
1,000,000	0.050	09/08/14	1,000,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB for Rockefeller University Series 2009 B (U.S. Bank N.A., SPA)
3,100,000	0.030	09/08/14	3,100,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB for University of Rochester Series 2006 A-1 RMKT (Wells Fargo Bank N.A., LOC)
1,885,000	0.040	09/08/14	1,885,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB for Vassar College Floaters Series 2007-1861 (Wells Fargo Bank N.A., LIQ)
2,045,000	0.050	09/08/14	2,045,000
New York State Dormitory Authority State Personal Income Tax VRDN RB for Education ROCS RR-II R-12121 Series 2007 (Citibank N.A., LIQ)
3,500,000	0.060	09/08/14	3,500,000
New York State Dormitory Authority State Supported Debt VRDN RB for Cornell University Series 2004 A RMKT (HSBC Bank USA N.A., SPA)
900,000	0.040	09/08/14	900,000
New York State Dormitory Authority State Supported Debt VRDN RB for Cornell University Series 2004 B RMKT (HSBC Bank USA N.A., SPA)
2,590,000	0.040	09/08/14	2,590,000
New York State Dormitory Authority State Supported Debt VRDN RB for New York Public Library Series 1999 A RMKT (TD Bank N.A., LOC)
1,725,000	0.040	09/08/14	1,725,000
New York State Dormitory Authority State Supported Debt VRDN RB for New York Public Library Series 1999 B RMKT (TD Bank N.A., LOC)
2,865,000	0.040	09/08/14	2,865,000
New York State Dormitory Authority State Supported Debt VRDN RB for University of Rochester Series 2003 B Convertible (HSBC Bank USA N.A., LOC)
3,015,000	0.040	09/02/14	3,015,000

Municipal Debt Obligations – (continued)
New York – (continued)
New York State Dormitory Authority VRDN RB for Columbia University Series 2003 B RMKT
$3,200,000	0.040%	09/08/14	$3,200,000
New York State Dormitory Authority VRDN RB for Cornell University Series 2000 A (JPMorgan Chase Bank N.A. SPA)
700,000	0.050	09/08/14	700,000
New York State Dormitory Authority VRDN RB for Memorial Sloan-Kettering Cancer Center Putters Series 2008-3201 (JPMorgan Chase Bank N.A., LIQ)(a)
1,800,000	0.060	09/08/14	1,800,000
New York State Housing Finance Agency VRDN RB for 10 Barclay Street Series 2004 A (FNMA) (FNMA, LIQ)
600,000	0.040	09/08/14	600,000
New York State Housing Finance Agency VRDN RB for Clinton Park Housing Series 2010 A RMKT (FHLMC) (FHLMC, LIQ)
2,000,000	0.040	09/08/14	2,000,000
New York State Housing Finance Agency VRDN RB for West 37th Street Housing Series 2009 B RMKT (FHLMC, LIQ)
1,500,000	0.040	09/08/14	1,500,000
New York State Liberty Development Corp. VRDN RB Refunding for 4 World Trade Center Project SPEARS Series 2011-DB-1036X (GTY AGMT-Deutsche Bank A.G.) (Deutsche Bank A.G., LIQ)(a)
4,000,000	0.120	09/08/14	4,000,000
New York State Liberty Development Corp. VRDN RB Refunding for 7 World Trade Center Project Putters Series 2012-4080Z (JPMorgan Chase Bank N.A., LIQ)(a)
1,500,000	0.240	09/08/14	1,500,000
New York State Local Government Assistance Corp. RB Refunding Senior Lien Series 2007 A (GO of Corp.)
1,000,000	5.000	04/01/15	1,027,695
New York State Local Government Assistance Corp. VRDN RB Refunding Subordinate Lien Series 2003-4V RMKT (GO of Corp.) (Bank of America N.A., SPA)
500,000	0.040	09/08/14	500,000
New York State Local Government Assistance Corp. VRDN RB Series 1997 SG-100 (NATL-RE-IBC GO of Corp.) (Societe Generale, SPA)
3,920,000	0.160	09/08/14	3,920,000
New York State Power Authority CP Series 2014-1 (JP Morgan Chase Bank N.A., LIQ) (Bank of Nova Scotia, LIQ) (State Street Bank Trust, LIQ) (Wells Fargo Bank N.A., LIQ) (Bank of New York Mellon, LIQ)
1,000,000	0.070	10/01/14	1,000,000
New York State Power Authority CP Series 2014-2 (JP Morgan Chase Bank N.A., LOC) (Wells Fargo Bank N.A., LOC) (TD Bank N.A., LOC) (State Street Bank Trust, LOC) (Bank of New York Mellon, LOC)
1,000,000	0.070	10/01/14	1,000,000
New York State Power Authority CP Series 2014-2 (JPMorgan Chase Bank N.A., LOC) (Wells Fargo Bank N.A., LOC) (TD Bank N.A., LOC) (State Street Bank Trust, LOC) (Bank of New York Mellon, LOC)
1,500,000	0.090	10/01/14	1,500,000

32	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-EXEMPT NEW YORK FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
New York – (continued)
New York State Power Authority RB Series 2006 A (FGIC)
$500,000	3.750%	11/15/14	$503,631
New York State Power Authority RB Series 2007 C (NATL-RE)
700,000	4.000	11/15/14	705,389
New York State Thruway Authority RB for Second General Highway & Bridge Trust Fund Series 2005 B (AGM)
1,515,000	5.000	04/01/15	1,556,509
New York State Thruway Authority VRDN RB Floater Series 2008-2800 (Credit Suisse, LIQ)
1,000,000	0.050	09/08/14	1,000,000
Northport-East Northport Union Free School District GO TANS Series 2014 (State Aid Withholding)
2,000,000	1.000	06/25/15	2,013,321
Port Authority of New York & New Jersey VRDN RB Floater Trust Series 2011-17B (GO of Authority) (Barclays Bank PLC, LIQ)(a)
2,150,000	0.060	09/08/14	2,150,000
Port Authority of New York & New Jersey VRDN RB ROCS-RR-II R-664 Series 2006 (Citibank N.A., LIQ)(a)
2,130,000	0.060	09/08/14	2,130,000
Triborough Bridge & Tunnel Authority RB Refunding General Series 2002 B (GO of Authority)
1,510,000	5.250	11/15/14	1,525,472
Triborough Bridge & Tunnel Authority VRDN RB General Series 2005 B-2A RMKT (GO of Authority) (California Public Employees Retirement System, LOC)
3,200,000	0.040	09/02/14	3,200,000
Utility Debt Securitization Authority of New York VRDN RB Putters Series 2014-4445Z (JPMorgan Bank Chase N.A., LIQ)(a)
3,350,000	0.060	09/08/14	3,350,000

TOTAL INVESTMENTS – 99.7%			$125,365,370

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%			365,143

NET ASSETS – 100.0%			$125,730,513

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a) Security not registered under the Securities Act of 1933, as amended. Such securities have been determined to be liquid by the Investment Adviser. At August 31, 2014, these securities amounted to $28,045,000 or approximately 22.3% of net assets.

Interest rates represent either the stated coupon rate, or for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
AGM	—Insured by Assured Guaranty Municipal Corp.
CP	—Commercial Paper
FGIC	—Insured by Financial Guaranty Insurance Co.
FHLMC	—Insured by Federal Home Loan Mortgage Corp.
FNMA	—Insured by Federal National Mortgage Association
GO	—General Obligation
GTY AGMT	—Guaranty Agreement
IDA	—Industrial Development Agency
LIQ	—Liquidity Agreement
LOC	—Letter of Credit
NATL-RE	—National Reinsurance Corp.
RB	—Revenue Bond
RMKT	—Remarketed
ROCS	—Reset Option Certificates
RR	—Revenue Refunding
SPA	—Standby Purchase Agreement
SPEARS	—Short Puttable Exempt Adjustable Receipts
TANS	—Tax Anticipation Notes
VRDN	—Variable Rate Demand Notes

The accompanying notes are an integral part of these financial statements.	33

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Schedule of Investments

August 31, 2014

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
Municipal Debt Obligations – 99.9%
Alabama – 2.9%
Alabama Special Care Facilities Financing Authority VRDN RB for Birmingham Ascension Health Senior Credit Group Putters Series 2008-2959 (JPMorgan Chase Bank N.A., LIQ)(a)
$6,370,000	0.060%	09/08/14	$6,370,000
Alabama Special Care Facilities Financing Authority VRDN RB for Birmingham Ascension Health Senior Credit Group Solar Eclipse Series 2007-0046 (U.S. Bank N.A., LIQ) (U.S. Bank N.A., LOC)(a)
16,380,000	0.050	09/08/14	16,380,000
Columbia IDB VRDN PCRB Refunding for Alabama Power Co. Project Series 1995 E
900,000	0.050	09/02/14	900,000
Columbia IDB VRDN PCRB Refunding for Alabama Power Co. Project Series 1996 A
21,000,000	0.050	09/02/14	21,000,000
Columbia IDB VRDN PCRB Refunding for Alabama Power Co. Project Series 1999 B
25,000,000	0.050	09/02/14	25,000,000
East Alabama Health Care Authority VRDN RB Series 2012 B
15,000,000	0.070	09/08/14	15,000,000
Huntsville Health Care Authority CP Series 2014
25,000,000	0.100	10/15/14	25,000,000
19,000,000	0.110	12/08/14	19,000,000
West Jefferson IDB VRDN PCRB Refunding for Alabama Power Co. Project Series 1998
37,290,000	0.060	09/08/14	37,290,000

			165,940,000

Alaska – 0.8%
Alaska Housing Finance Corp. Home Mortgage VRDN RB Series 2009 A RMKT (Bank of Tokyo-Mitsubishi UFJ, SPA)
20,000,000	0.060	09/08/14	20,000,000
Alaska Housing Finance Corp. VRDN RB for General Housing Putters Series 2013-4324 (NATL-RE GO of Corp.) (JPMorgan Chase Bank N.A., LIQ)(b)
12,410,000	0.150	11/27/14	12,410,000
Alaska Housing Finance Corp. VRDN RB for Governmental Purpose Series 2001 B RMKT (GO of Corp.)
15,300,000	0.040	09/08/14	15,300,000

			47,710,000

Arizona – 1.7%
Arizona Health Facilities Authority VRDN RB for Banner Health P-Floats Series 2011-PT-4695 (Bank of America N.A., LIQ)(a)
10,500,000	0.100	09/08/14	10,500,000
Arizona Health Facilities Authority VRDN RB for Dignity Health SPEARS Series 2012-DBE-1082 (GTY AGMT - Deutsche Bank A.G.) (Deutsche Bank A.G., LIQ)(a)
18,500,000	0.140	09/08/14	18,500,000
Arizona State Transportation Board Highway VRDN RB Putters Series 2008-3151 (JPMorgan Chase Bank N.A., LIQ)(a)
6,605,000	0.060	09/08/14	6,605,000
Arizona State Transportation Board Highway VRDN RB Putters Series 2009-3466 (JPMorgan Chase Bank N.A., LIQ)(a)
4,065,000	0.060	09/08/14	4,065,000

Municipal Debt Obligations – (continued)
Arizona – (continued)
Maricopa County IDA Senior Living Facilities VRDN RB Refunding for Christian Care Apartments Series 2005 A (FNMA) (FNMA, LIQ)
$10,315,000	0.050%	09/08/14	$10,315,000
Phoenix Civic Improvement Corp. Water System VRDN RB Putters Series 2009-3458 (JPMorgan Chase Bank N.A., LIQ)(a)
7,140,000	0.060	09/08/14	7,140,000
Phoenix GO VRDN Floaters Series 2007-1882 (Wells Fargo Bank N.A., LIQ)
17,375,000	0.050	09/08/14	17,375,000
Salt River Project Agricultural Improvement & Power District Electric System Municipal Trust Receipts VRDN RB Floater Trust Series 2010-21W (Barclays Bank PLC, LIQ)(a)
5,000,000	0.070	09/08/14	5,000,000
Salt River Project Agricultural Improvement & Power District Electric System VRDN RB Eagle Series 2006-0014 Class A (Citibank N.A., SPA)
13,275,000	0.050	09/08/14	13,275,000
Salt River Project Agricultural Improvement & Power District Electric System VRDN RB Floaters Trust Series 2009-9W (Barclays Bank PLC, LIQ)(a)
4,050,000	0.070	09/08/14	4,050,000

			96,825,000

California – 9.8%
Bay Area Toll Authority California Toll Bridge VRDN RB for San Francisco Bay Area P-Floats Series 2013-MT-841 (Bank of America N.A., LIQ)(a)
2,360,000	0.070	09/08/14	2,360,000
California Educational Facilities Authority VRDN RB for Claremont McKenna College Putters Series 2009-3580 (JPMorgan Chase Bank N.A., LIQ)(a)
2,700,000	0.060	09/08/14	2,700,000
California Educational Facilities Authority VRDN RB for Stanford University Floaters Series 2013-3346 (Morgan Stanley Bank, LIQ)(a)
400,000	0.060	09/08/14	400,000
California Educational Facilities Authority VRDN RB for Stanford University ROCS RR-II R-14081 Series 2014 (Citibank N.A., LIQ)(a)
4,000,000	0.050	09/08/14	4,000,000
California Educational Facilities Authority VRDN RB for University of Southern California Putters Series 2008-2953 (JPMorgan Chase Bank N.A., LIQ)(a)
2,300,000	0.060	09/08/14	2,300,000
California Educational Facilities Authority VRDN RB for University of Southern California Putters Series 2009-3424 (JPMorgan Chase Bank N.A., LIQ)(a)
7,305,000	0.060	09/08/14	7,305,000
California Health Facilities Financing Authority CP for Kaiser Permenente Series 2014 E
18,500,000	0.120	11/04/14	18,500,000
California Health Facilities Financing Authority VRDN RB Floaters Series 2007-1858 (GTY AGMT - Wells Fargo & Co.) (Wells Fargo & Co., LIQ)(a)
9,289,000	0.050	09/08/14	9,289,000

34	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
Municipal Debt Obligations – (continued)
California – (continued)
California Health Facilities Financing Authority VRDN RB for Adventist Health System P-Floats Series 2011-PT-4699 (NATL-RE) (Bank of America N.A., SPA)(a)
$19,290,000	0.220%	09/08/14	$19,290,000
California Health Facilities Financing Authority VRDN RB for Dignity Health SPEARS Series 2012-DBE-1083 (GTY AGMT - Deutsche Bank A.G.) (Deutsche Bank A.G., LIQ)(a)
10,595,000	0.130	09/08/14	10,595,000
California Health Facilities Financing Authority VRDN RB for Kaiser Permanente Floaters Certificates Series 2011 E-21 (Royal Bank of Canada, LOC)(a)
12,600,000	0.050	09/08/14	12,600,000
California Health Facilities Financing Authority VRDN RB for St. Joseph Health System Series 2011 B (U.S. Bank N.A., LOC)
1,200,000	0.040	09/02/14	1,200,000
California Health Facilities Financing Authority VRDN RB for Sutter Health Floater Series 2014 O-76 (Royal Bank of Canada, LIQ)(a)
835,000	0.050	09/08/14	835,000
California Health Facilities Financing Authority VRDN RB for Sutter Health ROCS RR-II R-11952 Series 2011 (Citibank N.A., LIQ)(a)
7,330,000	0.060	09/08/14	7,330,000
California Health Facilities Financing Authority VRDN RB Refunding for Stanford Hospital Floaters Series 2010-3193 (Deutsche Bank A.G., LIQ)(a)
5,000,000	0.090	09/08/14	5,000,000
California State University VRDN RB Floater Trust Series 2008 K37W (AGM) (Citibank N.A., LIQ)
14,700,000	0.200	09/08/14	14,700,000
California Statewide Communities Development Authority CP for Kaiser Permanente Series 2008 B
50,500,000	0.140	10/02/14	50,500,000
California Statewide Communities Development Authority CP for Kaiser Permanente Series 2009 B-1
12,000,000	0.140	11/03/14	12,000,000
California Statewide Communities Development Authority CP for Kaiser Permanente Series 2009 B-3
9,500,000	0.190	09/02/14	9,500,000
California Statewide Communities Development Authority CP for Kaiser Permanente Series 2009 B-4
10,000,000	0.150	12/01/14	10,000,000
California Statewide Communities Development Authority CP for Kaiser Permanente Series 2014 D
19,000,000	0.140	03/03/15	19,000,000
California Statewide Communities Development Authority CP for Kaiser Permanente Series 2014 K
3,610,000	0.140	03/02/15	3,610,000
California Statewide Communities Development Authority VRDN RB for Kaiser Permanente ROCS RR-II R-11672 Series 2008 (BHAC-CR) (Citibank N.A., LIQ)(a)
10,035,000	0.060	09/08/14	10,035,000

Municipal Debt Obligations – (continued)
California – (continued)
California Statewide Communities Development Authority VRDN RB for Kaiser Permanente ROCS RR-II R-1563 Series 2008 (BHAC-CR) (Citibank N.A., LIQ)(a)
$8,600,000	0.060%	09/08/14	$8,600,000
California Statewide Communities Development Authority VRDN RB for Kaiser Permanente Series 2004 M
8,450,000	0.030	09/08/14	8,450,000
California Statewide Communities Development Authority VRDN RB for Kaiser Permanente SPEARS Series 2013-DBE- 1185 (Deutsche Bank A.G., LIQ)(a)
17,430,000	0.120	09/08/14	17,430,000
Desert Community College District GO VRDN Floaters Series 2009-3016 (AGM) (Deutsche Bank A.G., LIQ)(a)
4,200,000	0.110	09/08/14	4,200,000
East Bay Municipal Utility District VRDN RB Refunding Wastewater System Series 2008 Subseries C RMKT (Bank of NY Mellon, SPA)
26,800,000	0.030	09/02/14	26,800,000
East Bay Municipal Utility District VRDN RB Water System Eagle Series 2013-0004-1 Class A (Citibank N.A., LIQ)(a)
10,000,000	0.060	09/08/14	10,000,000
East Bay Municipal Utility District VRDN RB Water System Eagle Series 2013-0010 Class A (Citibank N.A., LIQ)(a)
5,600,000	0.060	09/08/14	5,600,000
Eastern California Municipal Water & Sewer District VRDN COPS Refunding Series 2008 D (U.S. Bank N.A., SPA)
4,400,000	0.040	09/08/14	4,400,000
Los Angeles County Schools Pooled Financing Program TRANS Series 2014 B-3
7,000,000	2.000	12/31/14	7,043,139
Los Angeles Department of Airports VRDN RB for Los Angeles International Airport Floater Trust Series 2010-80W (Barclays Bank PLC, LIQ)(a)
2,600,000	0.050	09/08/14	2,600,000
Los Angeles Department of Airports VRDN RB for Los Angeles International Airport Floater Trust Series 2013-26WX (Barclays Bank PLC, LIQ)(a)
1,000,000	0.050	09/08/14	1,000,000
Los Angeles Department of Airports VRDN RB for Los Angeles International Airport Putters Series 2010-3838 (JPMorgan Chase Bank N.A., LIQ)(a)
7,500,000	0.060	09/08/14	7,500,000
Los Angeles Department of Water & Power VRDN RB Putters Series 2009-3422 (JPMorgan Chase Bank N.A., LIQ)(a)
8,795,000	0.060	09/08/14	8,795,000
Los Angeles Department of Water & Power VRDN RB Series 2001 Subseries B-1 (Royal Bank of Canada, SPA)
1,400,000	0.030	09/08/14	1,400,000
Los Angeles Department of Water & Power VRDN RB Series 2002 Subseries A-2 RMKT (Citibank N.A., SPA)
15,000,000	0.040	09/08/14	15,000,000
Los Angeles Department of Water & Power Waterworks VRDN RB ROCS RR-II R-12322 Series 2011 (AGM-CR AMBAC) (Citibank N.A., LIQ)(a)
4,000,000	0.060	09/02/14	4,000,000

The accompanying notes are an integral part of these financial statements.	35

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Schedule of Investments (continued)

August 31, 2014

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
Municipal Debt Obligations – (continued)
California – (continued)
Los Angeles Department of Water & Power Waterworks VRDN RB Series 2001 Subseries B-4 (Wells Fargo Bank N.A., SPA)
$19,325,000	0.030%	09/08/14	$19,325,000
Orange County Sanitation District VRDN COPS Putters Series 2010-3773Z (AGM) (JPMorgan Chase Bank N.A., LIQ)(a)
5,350,000	0.080	09/08/14	5,350,000
Orange County Water District CP Series 2014-94 (Bayerische Landesbank Gironzentrale, LOC)
3,480,000	0.090	09/03/14	3,480,000
Orange County Water District VRDN COPS Putters Series 2010-3686Z (JPMorgan Chase Bank N.A., LIQ)(a)
1,500,000	0.060	09/08/14	1,500,000
Riverside County Teeter Obligation RN Series 2013 D
23,000,000	2.000	10/15/14	23,049,794
Riverside County Transportation Commission Sales Tax VRDN RB Putters Series 2013-4364 (JPMorgan Chase Bank N.A., LIQ)(a)
6,365,000	0.060	09/08/14	6,365,000
Riverside Unified School District GO VRDN Floaters Series 2009-3017 (AGC-ICC NATL-RE) (Morgan Stanley Bank, LIQ)(a)
2,100,000	0.200	09/08/14	2,100,000
Sacramento Municipal Utility District VRDN RB Refunding for Series 2008 J (Bank of America N.A., LOC)
17,300,000	0.040	09/08/14	17,300,000
Sacramento Municipal Utility District VRDN RB SPEARS Series 2013-DBE-1186 (GTY AGMT - Deutsche Bank A.G.) (Deutsche Bank A.G., LIQ)(a)
3,750,000	0.120	09/08/14	3,750,000
San Diego Community College District GO VRDN Putters Series 2009-3415 (JPMorgan Chase Bank N.A., LIQ)(a)
5,470,000	0.070	09/08/14	5,470,000
San Francisco City & County Public Utilities Commission Water VRDN RB Floaters Series 2007-2190 (AGM) (Wells Fargo Bank N.A., LIQ)(a)
5,000,000	0.080	09/08/14	5,000,000
Santa Rosa Wastewater VRDN RB SPEARS Series 2007-DBE- 395 (AMBAC) (GTY AGMT - Deutsche Bank A.G.) (Deutsche Bank A.G., LIQ)(a)
1,080,000	0.140	09/08/14	1,080,000
State of California Department of Water Resources CP Series 2014-1 (Bank of Montreal, LIQ)
22,275,000	0.080	09/03/14	22,275,000
State of California Department of Water Resources Unrefunded for Central Valley Project RB Series 2005-AC (NATL-RE)
2,365,000	5.000	12/01/14	2,393,306
State of California GO Refunding Series 2012
2,175,000	5.000	02/01/15	2,218,196
State of California GO VRDN Series 2005 B Subseries B-1 (Bank of America N.A., LOC)
3,700,000	0.060	09/08/14	3,700,000
State of California GO VRDN SPEARS Series 2007-DB-457 (AGM) (GTY AGMT - Deutsche Bank A.G.) (Deutsche Bank A.G., LIQ)(a)
11,465,000	0.120	09/08/14	11,465,000

Municipal Debt Obligations – (continued)
California – (continued)
State of California GO VRDN SPEARS Series 2014-DBE-1342 (GTY AGMT - Deutsche Bank A.G.) (Deutsche Bank A.G., LIQ)(a)
$47,175,000	0.110%	09/08/14	$47,175,000
The Regents of the University of California VRDN RB Municipal Floaters Trust Series 2013-23U (Barclays Bank PLC, LIQ)(a)
4,000,000	0.050	09/08/14	4,000,000
The Regents of the University of California VRDN RB Refunding Series 2013-AL-2
12,000,000	0.040	09/08/14	12,000,000

			564,863,435

Colorado – 2.4%
City of Colorado Springs Utilities System VRDN RB for Subordinate Lien Refunding Series 2004 A (Bank of America N.A., SPA)
14,725,000	0.070	09/08/14	14,725,000
City of Colorado Springs Utilities System VRDN RB for Subordinate Lien Series 2000 A (Surety - MBIA) (Bayerische Landesbank Gironzentrale, SPA)
102,700,000	0.130	09/08/14	102,700,000
Colorado Health Facilities Authority VRDN RB for Catholic Health Initiatives Floaters Series 2013-3364 (GTY AGMT - Morgan Stanley Bank) (Morgan Stanley Bank, LOC)(a)
5,625,000	0.110	09/08/14	5,625,000
Colorado Health Facilities Authority VRDN RB for Sisters of Leavenworth Health System Floater Certificates Series 2012-0-15 (Royal Bank of Canada, LIQ)(a)
7,000,000	0.050	09/08/14	7,000,000
Denver City & County GO VRDN for Justice System Austin Trust Certificates Series 2008-1050 (Bank of America N.A., LIQ)(a)
7,500,000	0.100	09/08/14	7,500,000

			137,550,000

Connecticut – 3.0%
Connecticut Housing Finance Authority VRDN RB Housing Mortgage Finance Program Series 2009 Subseries A-2 RMKT (JPMorgan Chase Bank N.A., SPA)
23,570,000	0.040	09/02/14	23,570,000
Connecticut Housing Finance Authority VRDN RB Housing Mortgage Finance Program Series 2011 Subseries C-1-RMKT (GO of Authority) (Barclays Bank PLC, SPA)
6,000,000	0.040	09/08/14	6,000,000
Connecticut Housing Finance Authority VRDN RB Housing Mortgage Finance Program Series 2011 Subseries E-3 (GO of Authority) (Bank of Tokyo-Mitsubishi UFJ, SPA)
26,250,000	0.070	09/08/14	26,250,000
Connecticut Housing Finance Authority VRDN RB Housing Mortgage Finance Program Series 2013 Subseries B-6 (Bank of Tokyo-Mitsubishi UFJ, SPA)
6,850,000	0.070	09/08/14	6,850,000
Connecticut Housing Finance Authority VRDN RB Housing Mortgage Finance Program Series 2014 Subseries C-2 (Bank of Tokyo-Mitsubishi UFJ, SPA)
5,500,000	0.050	09/08/14	5,500,000

36	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
Municipal Debt Obligations – (continued)
Connecticut – (continued)
Connecticut State Health & Educational Facilities Authority VRDN RB for Yale University Eagle 7 Series 2005-3031 Class A (Citibank N.A., LIQ)
$34,000,000	0.050%	09/08/14	$34,000,000
Connecticut State Health & Educational Facilities Authority VRDN RB for Yale University Putters Series 2008-2861 (JPMorgan Chase Bank N.A., LIQ)(a)
16,820,000	0.040	09/02/14	16,820,000
Connecticut State Health & Educational Facilities Authority VRDN RB for Yale University Putters Series 2008-3185Z (JPMorgan Chase Bank N.A., LIQ)(a)
11,995,000	0.060	09/08/14	11,995,000
Connecticut State Health & Educational Facilities Authority VRDN RB for Yale University Series 1997 T-2 (Yale University, LIQ)
2,500,000	0.030	09/08/14	2,500,000
Connecticut State Health & Educational Facilities Authority VRDN RB for Yale University Series 1999 U-1
3,400,000	0.030	09/08/14	3,400,000
Connecticut State Health & Educational Facilities Authority VRDN RB for Yale University Series 1999 U-2 (Yale University, LIQ)
18,410,000	0.030	09/08/14	18,410,000
Connecticut State Health & Educational Facilities Authority VRDN RB for Yale University Series 2003 X-2
8,580,000	0.030	09/08/14	8,580,000
State of Connecticut Economic Recovery GO Series 2009 A
4,125,000	5.000	01/01/15	4,191,086
State of Connecticut GO VRDN P-Floats Series 2013-MT-842 (Bank of America N.A., LIQ)(a)
3,310,000	0.050	09/08/14	3,310,000
State of Connecticut GO VRDN SIFMA Index Series 2012 A
170,000	0.450	04/15/15	170,007
State of Connecticut GO VRDN SIFMA Index Series 2013 A
250,000	0.190	03/01/15	250,034

			171,796,127

Delaware – 1.0%
Delaware State Health Facilities Authority VRDN RB for Christiana Care Health Services, Inc. Series 2008 B
16,475,000	0.050	09/08/14	16,475,000
Delaware State Health Facilities Authority VRDN RB for Christiana Care Health Services, Inc. Series 2010 B
16,000,000	0.060	09/08/14	16,000,000
State of Delaware GO Series 2009 C
5,000,000	5.000	10/01/14	5,019,976
University of Delaware VRDN RB Putters Series 2013-4359 (JPMorgan Chase Bank N.A., LIQ)(a)
9,170,000	0.060	09/08/14	9,170,000
University of Delaware VRDN RB Series 2004 B (Bank of America N.A., SPA)
9,105,000	0.050	09/02/14	9,105,000

			55,769,976

Municipal Debt Obligations – (continued)
District of Columbia – 1.3%
District of Columbia GO VRDN Floaters Series 2007-1920 (FGIC) (GTY AGMT - Wells Fargo & Co.) (Wells Fargo & Co., LIQ)
$16,580,000	0.050%	09/08/14	$16,580,000
District of Columbia Income Tax Secured VRDN RB Municipal Floater Trust Series 2013-15U (Barclays Bank PLC, LIQ)(a)
4,110,000	0.070	09/08/14	4,110,000
District of Columbia Income Tax Secured VRDN RB Putters Series 2009-3354 (JPMorgan Chase Bank N.A., LIQ)(a)
7,080,000	0.060	09/08/14	7,080,000
District of Columbia Income Tax Secured VRDN RB Putters Series 2009-3369 (JPMorgan Chase Bank N.A., LIQ)(a)
4,500,000	0.060	09/08/14	4,500,000
District of Columbia Water & Sewer Authority Public Utility Systems RB Subordinate Lien Series 2012 A
1,360,000	4.000	10/01/14	1,364,275
District of Columbia Water & Sewer Authority Public Utility Systems VRDN RB Eagle Series 2013-0011 Class A (AGM-CR FGIC) (Citibank N.A., LIQ)(a)
5,750,000	0.080	09/08/14	5,750,000
District of Columbia Water & Sewer Authority Public Utility Systems VRDN RB Eagle Series 2013-0012 Class A (AGM-CR FGIC) (Citibank N.A., LIQ)(a)
4,050,000	0.080	09/08/14	4,050,000
District of Columbia Water & Sewer Authority Public Utility Systems VRDN RB Eagle Series 2014-0040 Class A (AGM) (Citibank N.A., LIQ)(a)
6,200,000	0.060	09/08/14	6,200,000
District of Columbia Water & Sewer Authority Public Utility Systems VRDN RB Putters Series 2009-3317 (JPMorgan Chase Bank N.A., LIQ)(a)
8,330,000	0.060	09/08/14	8,330,000
District of Columbia Water & Sewer Authority Public Utility Systems VRDN RB Putters Series 2014-4449 (JPMorgan Chase Bank N.A., LIQ)(a)
13,025,000	0.060	09/08/14	13,025,000
District of Columbia Water & Sewer Authority Public Utility Systems VRDN RB Subordinate Lien Series 2014 B Subseries B-2 (TD Bank N.A., SPA)
5,000,000	0.050	09/08/14	5,000,000

			75,989,275

Florida – 2.1%
City of Jacksonville CP Series 2014 A (Barclays Bank PLC, LOC)
13,240,000	0.100	09/08/14	13,240,000
Florida State Board of Education GO VRDN for Public Education Capital Outlay Putters Series 2008-2850 (State GTD) (JPMorgan Chase Bank N.A., LIQ)(a)
7,425,000	0.060	09/08/14	7,425,000
Florida State Turnpike Authority VRDN RB Refunding for Department of Transportation Putters Series 2008-2514 (JPMorgan Chase Bank N.A., LIQ)(a)
12,700,000	0.100	09/08/14	12,700,000

The accompanying notes are an integral part of these financial statements.	37

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Schedule of Investments (continued)

August 31, 2014

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
Municipal Debt Obligations – (continued)
Florida – (continued)
Florida State Turnpike Authority VRDN RB Refunding for Department of Transportation Putters Series 2008-2539 (JPMorgan Chase Bank N.A., LIQ)(a)
$21,330,000	0.080%	09/08/14	$21,330,000
Jacksonville Electric Authority Water & Sewer System VRDN RB Series 2008 Subseries B-1 (State Street Bank & Trust Co., SPA)
1,515,000	0.060	09/08/14	1,515,000
Jacksonville Sales Tax RB Refunding for Local Government Series 2001 (NATL)
5,140,000	5.500	10/01/14	5,162,201
Miami-Dade County GO VRDN Floater Certificates Series 2013 E-43 (Royal Bank of Canada, LOC) (Royal Bank of Canada, SPA)(a)
41,400,000	0.050	09/08/14	41,400,000
Orange County School Board VRDN COPS Putters Series 2010-3785Z (NATL-RE FGIC) (JPMorgan Chase Bank N.A., LIQ)(a)
4,000,000	0.070	09/08/14	4,000,000
Pinellas County Health Facilities Authority VRDN RB for BayCare Health System Series 2009 A2 (Northern Trust Co., LOC)
13,750,000	0.050	09/08/14	13,750,000

			120,522,201

Georgia – 1.6%
Dougherty County School District GO Sales Tax Series 2013 (State Aid Withholding)
7,725,000	2.000	12/01/14	7,759,811
Gwinnett County School District GO VRDN Sales Tax Series 2012 A
1,000,000	4.000	10/01/14	1,003,192
Gwinnett County School District GO VRDN Austin Trust Certificates Series 2008-1112 (Bank of America N.A., LIQ)(a)
3,375,000	0.100	09/08/14	3,375,000
Gwinnett County School District GO VRDN Putters Series 2008-2868 (JPMorgan Chase Bank N.A., LIQ)(a)
8,870,000	0.060	09/08/14	8,870,000
Metropolitan Atlanta Rapid Transit Authority Sales Tax VRDN RB Austin Trust Certificates Series 2008-3046X (AGM) (Bank of America N.A., LIQ)(a)
6,665,000	0.100	09/08/14	6,665,000
Municipal Electric Authority of Georgia VRDN RB Series 1985 Sub Gen-C RMKT (GO of Participants) (Bayerische Landesbank Gironzentrale, LOC)
42,215,000	0.090	09/08/14	42,215,000
Private Colleges & Universities Authority VRDN RB for Emory University Putters Series 2009-3423 (JPMorgan Chase Bank N.A., LIQ)(a)
4,795,000	0.060	09/08/14	4,795,000
Private Colleges & Universities Authority VRDN RB for Emory University Series 2005 B-3
3,200,000	0.030	09/08/14	3,200,000
State of Georgia GO Series 2013 D
5,000,000	5.000	02/01/15	5,100,692
State of Georgia GO Series 2013 H
9,755,000	5.000	12/01/14	9,872,295

			92,855,990

Municipal Debt Obligations – (continued)
Hawaii – 0.2%
City & County of Honolulu Wastewater System RB Second Bond Resolution Junior Series 2009 A
$2,175,000	5.000%	07/01/15	$2,261,974
State of Hawaii GO VRDN P-Floats Series 2011-PT-4718 (Bank of America N.A., LOC)(a)
3,000,000	0.080	09/08/14	3,000,000
State of Hawaii GO VRDN P-Floats Series 2013-PT-4739 (Bank of America N.A., LIQ)(a)
6,000,000	0.080	09/08/14	6,000,000

			11,261,974

Illinois – 2.3%
Chicago School Reform Board of Trustees of the Board of Education of the City of Chicago GO VRDN SPEARS Series 2007 DB-316 (FGIC) (GTY AGMT - Deutsche Bank A.G.) (Deutsche Bank A.G., LIQ)(a)
8,445,000	0.140	09/08/14	8,445,000
Cook County Forest Preservation GO VRDN for Limited Tax Project Floater Series 2012 DB-1076 (Deutsche Bank A.G., LIQ)(a)
6,660,000	0.110	09/08/14	6,660,000
Cook County GO Refunding Series 1996 (NATL)
1,400,000	6.500	11/15/14	1,417,929
Cook County GO Refunding Series 2013 A
13,595,000	2.000	11/15/14	13,638,095
Illinois Development Finance Authority VRDN RB for Evanston Northwestern Healthcare Corp. Series 2001-B Convertible (JPMorgan Chase Bank N.A., SPA)
11,875,000	0.040	09/02/14	11,875,000
Illinois Educational Facilities Authority VRDN RB for University of Chicago Series 2003 B
7,754,000	0.060	09/08/14	7,754,000
Illinois Finance Authority VRDN RB for Northwestern Memorial Hospital Floaters Trust Series 2011-16B (Barclays Bank PLC, LIQ)(a)
3,950,000	0.070	09/08/14	3,950,000
Illinois Finance Authority VRDN RB for Trinity Health Floaters Series 2013-3342 (Morgan Stanley Bank, LIQ)(a)
1,650,000	0.060	09/08/14	1,650,000
Illinois Finance Authority VRDN RB for University of Chicago Medical Center Putters Series 2011-3907 (JPMorgan Chase Bank N.A., LIQ)(a)
30,825,000	0.080	09/08/14	30,825,000
Illinois Finance Authority VRDN RB for University of Chicago ROCS RR-II-R-14078 Series 2014 (Citibank N.A., LIQ)(a)
4,500,000	0.060	09/08/14	4,500,000
Regional Transportation Authority RB Refunding Series 1999 (AGM GO of Authority)
1,235,000	5.750	06/01/15	1,285,770
University of Illinois Board of Trustees VRDN COPS ROCS RR-II R-11480 Series 2008 (AGM) (Citibank N.A., LIQ)(a)
7,495,000	0.170	09/08/14	7,495,000
University of Illinois VRDN COPS for Utility Infrastructure Projects Series 2004 (Bank of NY Mellon, SPA)
21,400,000	0.070	09/08/14	21,400,000

38	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
Municipal Debt Obligations – (continued)
Illinois – (continued)
Village of Schaumburg GO VRDN ROCS RR-II R-11698 Series 2008 (BHAC-CR FGIC) (Citibank N.A., LIQ)(a)
$11,730,000	0.060%	09/08/14	$11,730,000

			132,625,794

Indiana – 1.8%
Indiana Finance Authority Hospital VRDN RB for Indiana University Health Floater Certificates Series 2011 E-23 (Royal Bank of Canada, LOC)(a)
11,000,000	0.050	09/08/14	11,000,000
Indiana Finance Authority VRDN RB for Ascension Health Senior Credit Group Series 2008 E-5 Convertible
24,600,000	0.040	09/08/14	24,600,000
Indiana Finance Authority VRDN RB for Ascension Health Senior Credit Group Series 2008 E-7 Convertible
1,000,000	0.040	09/08/14	1,000,000
Indiana Finance Authority VRDN RB for Trinity Health Putters Series 2009-3611 (JPMorgan Chase Bank N.A., LIQ)(a)
17,180,000	0.090	09/08/14	17,180,000
Indiana Health Facility Financing Authority VRDN RB for Ascension Health Subordinate Credit Group Series 2005 A-2 RMKT
17,500,000	0.040	09/08/14	17,500,000
University of Purdue VRDN COPS Series 2011 A
5,750,000	0.040	09/08/14	5,750,000
University of Purdue VRDN RB for Student Facilities System Series 2004 A
10,175,000	0.040	09/08/14	10,175,000
University of Purdue VRDN RB for Student Facilities System Series 2007 C
17,335,000	0.040	09/08/14	17,335,000

			104,540,000

Kansas – 1.6%
City of Olathe GO Temporary Notes Series 2014 B
30,670,000	2.000	07/01/15	31,132,715
City of Topeka GO Temporary Notes for General Improvements Series 2013 A
24,585,000	1.000	10/01/14	24,600,315
City of Wichita GO Temporary Notes for Renewal & Improvement Series 2013-258
25,000,000	0.500	10/15/14	25,005,088
City of Wichita GO Temporary Notes Series 2014-264
1,000,000	0.500	04/15/15	1,000,981
Johnson County GO for Unified School District No. 229 Blue Valley Series 2014 A
2,625,000	3.000	10/01/14	2,631,127
Kansas Department of Transportation Highway VRDN RB Refunding Series 2012 A-2
3,300,000	0.280	09/01/14	3,300,000
Kansas Development Finance Authority Hospital VRDN RB for Adventist Health System Sunbelt Obligated Group Floater Trust Series 2013-13U (Barclays Bank PLC, LIQ)(a)
4,530,000	0.070	09/08/14	4,530,000

			92,200,226

Municipal Debt Obligations – (continued)
Kentucky – 0.2%
Kentucky State Municipal Power Agency VRDN RB for Prairie State Project SPEARS Series 2011-DB-1025 (BHAC-CR NATL-RE) (Deutsche Bank A.G., LIQ)(a)
$13,150,000	0.140%	09/08/14	$13,150,000

Louisiana – 0.1%
East Baton Rouge Parish IDB, Inc. VRDN RB for ExxonMobil Project Series 2010 B
8,600,000	0.020	09/02/14	8,600,000

Maine – 0.1%
Maine Health & Higher Educational Facilities Authority VRDN RB for Bowdoin College Putters Series 2009-3461 (JPMorgan Chase Bank N.A., LIQ)(a)
6,955,000	0.060	09/08/14	6,955,000

Maryland – 2.3%
County of Montgomery Consolidated Public Improvement CP BANS Series 2014 09-B (JPMorgan Chase Bank N.A., LIQ)
30,000,000	0.080	09/02/14	30,000,000
County of Montgomery GO for Consolidated Public Improvement Series 2013 A
14,750,000	5.000	11/01/14	14,868,767
Maryland Industrial Development Financing Authority Port Facilities VRDN RB Refunding for Occidental Petroleum Corp. Series 2010
67,080,000	0.050	09/08/14	67,080,000
Maryland State Health & Higher Educational Facilities Authority VRDN RB for Johns Hopkins Health System Floater Certificates Series 2013 O-66 (Royal Bank of Canada, LIQ)(a)
5,650,000	0.050	09/08/14	5,650,000
Maryland State Health & Higher Educational Facilities Authority VRDN RB for Johns Hopkins Health System Series 2008
4,285,000	5.000	05/15/15	4,428,852
Maryland State Transportation Authority VRDN RB Austin Trust Certificates Series 2008-3017X (AGM) (Bank of America N.A., LIQ)(a)
5,000,000	0.100	09/08/14	5,000,000
State of Maryland GO for State and Local Facilities Loan Series 2001-1
2,045,000	5.500	03/01/15	2,099,134
Town of Ocean City GO Series 2013
1,110,000	5.000	12/01/14	1,123,254

			130,250,007

Massachusetts – 7.2%
Boston Water & Sewer Commission RB Refunding for General Revenue Senior Series 2009 B
4,545,000	5.000	11/01/14	4,581,413
Massachusetts Bay Transportation Authority CP Series 2014
7,500,000	0.090	09/16/14	7,500,000
Massachusetts Bay Transportation Authority Sales Tax VRDN RB Austin Trust Certificates Series 2008-1111 (Bank of America N.A., LIQ)
5,000,000	0.100	09/08/14	5,000,000

The accompanying notes are an integral part of these financial statements.	39

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Schedule of Investments (continued)

August 31, 2014

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
Municipal Debt Obligations – (continued)
Massachusetts – (continued)
Massachusetts Bay Transportation Authority Sales Tax VRDN RB Putters Series 2006-1387 (JPMorgan Chase Bank N.A., LIQ)(a)
$13,315,000	0.060%	09/08/14	$13,315,000
Massachusetts Bay Transportation Authority VRDN RB for General Transportation System Series 2000 A1 RMKT (GO of Authority) (Barclays Bank PLC, SPA)
16,000,000	0.030	09/08/14	16,000,000
Massachusetts Bay Transportation Authority VRDN RB for General Transportation System Series 2000 A2 RMKT (GO of Authority) (Bank of America N.A., SPA)
63,765,000	0.050	09/08/14	63,765,000
Massachusetts Development Finance Agency VRDN RB for Harvard University Putters Series 2010-3840 (JPMorgan Chase Bank N.A., LOC)(a)
4,000,000	0.060	09/08/14	4,000,000
Massachusetts Health & Educational Facilities Authority VRDN RB for Harvard University Putters Series 2008-3104 (JPMorgan Chase Bank N.A., LIQ)(a)
3,040,000	0.060	09/08/14	3,040,000
Massachusetts Health & Educational Facilities Authority VRDN RB for Harvard University ROCS RR-II R-11514 Series 2008 (Citibank N.A., LIQ)
5,390,000	0.050	09/08/14	5,390,000
Massachusetts Health & Educational Facilities Authority VRDN RB for Museum of Fine Arts Series 2007 A-2 RMKT (Bank of America N.A., SPA)
42,900,000	0.030	09/02/14	42,900,000
Massachusetts Water Resources Authority CP Series 2014
43,000,000	0.300	10/02/14	43,000,000
44,000,000	0.340	11/03/14	44,000,000
Massachusetts Water Resources Authority VRDN RB Refunding Series 2008 E (GO of Authority) (JPMorgan Chase Bank N.A., SPA)
35,000,000	0.060	09/08/14	35,000,000
President and Fellows of Harvard College CP Series 2014
4,000,000	0.060	10/02/14	4,000,000
The Commonwealth of Massachusetts GO Consolidated Loan Series 2001 D
325,000	5.500	11/01/14	327,819
The Commonwealth of Massachusetts GO Consolidated Loan Series 2002 C (NATL GO of Commonwealth)
1,275,000	5.500	11/01/14	1,286,215
The Commonwealth of Massachusetts GO Consolidated Loan Series 2004 D (AGM)
2,930,000	5.000	12/01/14	2,964,703
The Commonwealth of Massachusetts GO VRDN Austin Trust Certificates Series 2008-1203 (Bank of America N.A., LIQ)(a)
9,500,000	0.100	09/08/14	9,500,000
The Commonwealth of Massachusetts GO VRDN Consolidated Loan Series 2012 A
17,545,000	0.430	09/01/14	17,545,000
The Commonwealth of Massachusetts GO VRDN Consolidated Loan Series 2012 D
5,000,000	0.220	01/01/15	5,000,279

Municipal Debt Obligations – (continued)
Massachusetts – (continued)
The Commonwealth of Massachusetts GO VRDN for Central Artery/Ted Williams Tunnel Infrastructure Loan Act Series 2000 A (Bank of America N.A., SPA)
$17,300,000	0.030%	09/02/14	$17,300,000
The Commonwealth of Massachusetts GO VRDN Refunding SIFMA Index Series 2012 A
150,000	0.450	02/01/15	150,000
The Commonwealth of Massachusetts GO VRDN Refunding SIFMA Index Series 2013 A
1,000,000	0.240	02/01/15	1,000,000
University of Massachusetts Building Authority Project VRDN RB Senior Series 2008-1 (JPMorgan Chase Bank N.A., SPA)
66,000,000	0.070	09/08/14	66,000,000

			412,565,429

Michigan – 1.7%
Michigan Finance Authority VRDN RB Refunding for Trinity Health Floater Certificates Series 2012-0-32 (Royal Bank of Canada, LIQ)(a)
6,870,000	0.050	09/08/14	6,870,000
Michigan Municipal Bond Authority RB for Clean Water Series 2002
10,525,000	5.500	10/01/14	10,571,008
Michigan State Hospital Finance Authority VRDN RB for Ascension Health Credit Group Series 1999 B-4 RMKT
750,000	0.900	03/16/15	752,714
Michigan State Hospital Finance Authority VRDN RB for McLaren Health Care Putters Series 2010-3818 (JPMorgan Chase Bank N.A., LIQ)(a)
6,660,000	0.130	09/08/14	6,660,000
Michigan State Hospital Finance Authority VRDN RB for Trinity Health Putters Series 2008-2976 (JPMorgan Chase Bank N.A., LIQ)(a)
9,595,000	0.130	09/08/14	9,595,000
Regents of the University of Michigan VRDN RB Series 2008 A (Wells Fargo Bank N.A., SPA)
44,500,000	0.020	09/02/14	44,500,000
Regents of the University of Michigan VRDN RB Series 2008 B RMKT (U.S. Bank N.A., SPA)
11,300,000	0.030	09/08/14	11,300,000
Regents of the University of Michigan VRDN RB Series 2012 D-2
8,000,000	0.040	09/08/14	8,000,000

			98,248,722

Minnesota – 1.6%
City of Minneapolis GO Refunding for Library Referendum Series 2013
20,330,000	0.500	12/01/14	20,346,411
City of Minneapolis VRDN RB for University Gateway Project Series 2002 (Wells Fargo Bank N.A., SPA)
4,500,000	0.050	09/08/14	4,500,000
City of Minneapolis VRDN RB for University Gateway Project Series 2009 (Wells Fargo Bank N.A., SPA)
3,000,000	0.050	09/08/14	3,000,000

40	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
Municipal Debt Obligations – (continued)
Minnesota – (continued)
City of Rochester GO VRDN Wastewater Series 2007 B (Wells Fargo Bank N.A., SPA)
$8,900,000	0.050%	09/08/14	$8,900,000
County of Hennepin GO Series 2013 A
5,095,000	5.000	12/01/14	5,156,240
Minneapolis Special School District No. 1 GO Refunding for School Building Series 2013 C (School District Credit Enhancement Program)
6,560,000	5.000	02/01/15	6,692,108
Minnesota Higher Education Facilities Authority VRDN RB for Carleton College Five Series 2000 G (JPMorgan Chase Bank N.A., SPA)
22,100,000	0.050	09/08/14	22,100,000
State of Minnesota GO Series 2004
6,155,000	5.000	11/01/14	6,204,071
State of Minnesota GO Series 2011 A
13,675,000	5.000	10/01/14	13,728,931

			90,627,761

Mississippi – 1.0%
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2009 A (GTY AGMT - Chevron Corp.)
3,200,000	0.040	09/02/14	3,200,000
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2009 B (GTY AGMT - Chevron Corp.)
9,380,000	0.040	09/02/14	9,380,000
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2009 E (GTY AGMT - Chevron Corp.)
7,350,000	0.040	09/02/14	7,350,000
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2010 K (GTY AGMT - Chevron Corp.)
7,900,000	0.040	09/02/14	7,900,000
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2011 C (GTY AGMT - Chevron Corp.)
14,600,000	0.020	09/02/14	14,600,000
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2011 D (GTY AGMT - Chevron Corp.)
7,700,000	0.020	09/02/14	7,700,000
Mississippi Hospital Equipment & Facilities Authority VRDN RB for Baptist Memorial Health Care Series 2004 B-2
9,525,000	0.250	01/07/15	9,525,000

			59,655,000

Missouri – 1.4%
Missouri Development Finance Board Cultural Facilities VRDN RB for Kauffman for The Center Performing Arts Series 2007 A (Northern Trust Co., SPA)
1,750,000	0.050	09/02/14	1,750,000

Municipal Debt Obligations – (continued)
Missouri – (continued)
Missouri Health & Educational Facilities Authority VRDN RB for Ascension Health Credit Group Series 2003 C-2 RMKT
$9,400,000	0.040%	09/08/14	$9,400,000
Missouri Health & Educational Facilities Authority VRDN RB for Ascension Health Credit Group Series 2003 C-3 RMKT
9,900,000	0.040	09/08/14	9,900,000
Missouri Health & Educational Facilities Authority VRDN RB for BJC Health System Floater Series 2014-0-78 (Royal Bank of Canada, LIQ)(a)
6,665,000	0.050	09/08/14	6,665,000
Missouri Health & Educational Facilities Authority VRDN RB for BJC Health System Series 2005 B RMKT
8,100,000	0.030	09/08/14	8,100,000
Missouri Health & Educational Facilities Authority VRDN RB for BJC Health System Series 2008 B (BJC Health System, LIQ)
20,000,000	0.040	09/08/14	20,000,000
Missouri Health & Educational Facilities Authority VRDN RB for Washington University Putters Series 2009-3546 (JPMorgan Chase Bank N.A., LIQ)(a)
11,395,000	0.060	09/08/14	11,395,000
The Curators of the University of Missouri VRDN RB System Facilities Refunding Series 2007 B
12,700,000	0.030	09/08/14	12,700,000

			79,910,000

Montana – 0.1%
Montana State Facility Finance Authority VRDN RB for Sisters of Charity of Leavenworth Health System Series 2003 (JPMorgan Chase Bank N.A., SPA)
5,475,000	0.060	09/08/14	5,475,000

Multi-State – 0.9%
Federal Home Loan Mortgage Corporation VRDN RB for MultiFamily Variable Rate Certificates Series 2013-M027 Class A (FHLMC, LIQ)
16,220,000	0.060	09/08/14	16,220,000
Federal Home Loan Mortgage Corporation VRDN RB for MultiFamily Variable Rate Certificates Series 2014-M031 Class A (FHLMC, LIQ)
11,500,000	0.060	09/08/14	11,500,000
Nuveen AMT-Free Municipal Income Fund VRDP Series 2013- 1-2190 (Deutsche Bank A.G., LIQ)(a)
26,900,000	0.140	09/08/14	26,900,000

			54,620,000

Nebraska – 0.5%
City of Lincoln Electric System VRDN RB Floaters Series 2008- 2900 (Credit Suisse, LIQ)
21,870,000	0.070	09/08/14	21,870,000
Douglas County School District No. 1 GO Refunding for Omaha Public Schools Series 2014
2,980,000	1.000	12/15/14	2,986,873
Omaha Public Power District VRDN RB Floaters Series 2006- 1289 (FGIC) (Credit Suisse, LIQ)
3,570,000	0.050	09/08/14	3,570,000

			28,426,873

The accompanying notes are an integral part of these financial statements.	41

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Schedule of Investments (continued)

August 31, 2014

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
Municipal Debt Obligations – (continued)
Nevada – 0.8%
Clark County Water Reclamation District GO VRDN Putters Series 2009-3366Z (JPMorgan Chase Bank N.A., LIQ)(a)
$6,000,000	0.060%	09/08/14	$6,000,000
Clark County Water Reclamation District GO VRDN Putters Series 2009-3488Z (JPMorgan Chase Bank N.A., LIQ)(a)
6,305,000	0.060	09/08/14	6,305,000
Clark County Water Reclamation District GO VRDN Putters Series 2009-3489Z (JPMorgan Chase Bank N.A., LIQ)(a)
7,000,000	0.060	09/08/14	7,000,000
Las Vegas Valley Water District CP Series 2004 A
5,000,000	0.060	09/02/14	5,000,000
Las Vegas Valley Water District GO VRDN Putters Series 2011- 3987Z (JPMorgan Chase Bank N.A., LIQ)(a)
7,185,000	0.090	09/08/14	7,185,000
Las Vegas Valley Water District GO VRDN Putters Series 2014- 4452Z (JPMorgan Chase Bank N.A., LIQ)(a)
5,000,000	0.060	09/08/14	5,000,000
State of Nevada GO VRDN Putters Series 2009-3421 (JPMorgan Chase Bank N.A., LIQ)(a)
8,450,000	0.060	09/08/14	8,450,000

			44,940,000

New Hampshire – 0.4%
New Hampshire Health & Education Facilities Authority VRDN RB for Dartmouth College Series 2003 (U.S. Bank N.A., SPA)
23,315,000	0.040	09/08/14	23,315,000

New Jersey – 1.6%
New Jersey Transportation Trust Fund Authority VRDN RB for Capital Appreciation Transportation System SPEARS Series 2014-DBE-1246 (GTY AGMT - Deutsche Bank A.G.) (Deutsche Bank A.G., LIQ)(a)
39,615,000	0.100	09/08/14	39,615,000
New Jersey Transportation Trust Fund Authority VRDN RB SPEARS Series 2012-DBE-1138X (GTY AGMT - Deutsche Bank A.G.) (Deutsche Bank A.G., LIQ)(a)
16,250,000	0.120	09/08/14	16,250,000
New Jersey Turnpike Authority VRDN RB SPEARS Series 2013- DBE-1153X (GTY AGMT - Deutsche Bank A.G.) (Deutsche Bank A.G., LIQ)(a)
12,130,000	0.100	09/08/14	12,130,000
New Jersey Turnpike Authority VRDN RB SPEARS Series 2013- DBE-1154 (GTY AGMT - Deutsche Bank A.G.) (Deutsche Bank A.G., LIQ)(a)
22,235,000	0.100	09/08/14	22,235,000

			90,230,000

New Mexico – 0.6%
City of Albuquerque GO Series 2013 A
4,035,000	4.000	07/01/15	4,163,024
The Regents of the New Mexico State University RB Refunding Series 2013 B
2,000,000	4.000	04/01/15	2,044,234

Municipal Debt Obligations – (continued)
New Mexico – (continued)
The Regents of the University of New Mexico VRDN RB Subordinate Lien System Improvement Series 2001 (JPMorgan Chase Bank N.A., SPA)
$28,480,000	0.070%	09/08/14	$28,480,000

			34,687,258

New York – 17.8%
Erie County IDA School Facility VRDN RB for City School District Buffalo Project Austin Trust Certificates Series 2008- 3053X (AGM) (Bank of America N.A., LIQ)(a)
2,130,000	0.200	09/08/14	2,130,000
Metropolitan Transportation Authority RB for Transportation Series 2013 E
7,000,000	2.000	11/15/14	7,025,401
Metropolitan Transportation Authority VRDN RB Dedicated Tax Fund Refunding Series 2008 A-1 RMKT (Royal Bank of Canada, LOC)
4,200,000	0.030	09/02/14	4,200,000
Metropolitan Transportation Authority VRDN RB Eagle Series 2014-0042 Class A (BHAC-CR FSA-CR AMBAC) (Citibank N.A., LIQ)(a)
7,425,000	0.060	09/08/14	7,425,000
Metropolitan Transportation Authority VRDN RB for Dedicated Tax Putters Series 2014-4437Z (JPMorgan Chase Bank N.A., LIQ)(a)
3,165,000	0.060	09/08/14	3,165,000
Nassau County IDA Civic Facility Refunding & Improvement VRDN RB for Cold Spring Harbor Laboratory Project Series 1999 RMKT (TD Bank N.A., SPA)
10,400,000	0.030	09/02/14	10,400,000
Nassau County Interim Finance Authority VRDN RB Series 2008 D-2 (JPMorgan Chase Bank N.A., SPA)
16,315,000	0.050	09/08/14	16,315,000
New York City GO VRDN Putters Series 2014-4444Z (JPMorgan Chase Bank N.A., LIQ)(a)
2,700,000	0.060	09/08/14	2,700,000
New York City GO VRDN Series 1993 Subseries A-4 (Bayerische Landesbank Gironzentrale, LOC)
20,950,000	0.050	09/02/14	20,950,000
New York City GO VRDN Series 1995 Subseries F-4 (Landesbank Hessen-Thueringen Girozentrale, LOC)
14,200,000	0.050	09/08/14	14,200,000
New York City GO VRDN Series 2002 Subseries C-2 (Bayerische Landesbank Gironzentrale, LOC)
34,200,000	0.050	09/08/14	34,200,000
New York City GO VRDN Series 2004 Subseries H-2 (Bank of NY Mellon, LOC)
14,300,000	0.050	09/08/14	14,300,000
New York City GO VRDN Series 2005 Subseries F-3 (Sumitomo Mitsui Banking Corp., LOC)
11,600,000	0.050	09/08/14	11,600,000
New York City GO VRDN Series 2006 I Subseries I-3 (Bank of America N.A., LOC)
36,600,000	0.050	09/02/14	36,600,000

42	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
Municipal Debt Obligations – (continued)
New York – (continued)
New York City GO VRDN Series 2008 Subseries J-6 (Landesbank Hessen-Thueringen Girozentrale, LOC)
$32,180,000	0.060%	09/02/14	$32,180,000
New York City GO VRDN Series 2008 Subseries L-3 (Bank of America N.A., SPA)
7,900,000	0.050	09/02/14	7,900,000
New York City GO VRDN Series 2011 Subseries A-3 (Landesbank Hessen-Thueringen Girozentrale, LIQ)
17,500,000	0.060	09/02/14	17,500,000
New York City GO VRDN Series 2013 F Subseries F-3 (Bank of America N.A., LIQ)
4,250,000	0.050	09/02/14	4,250,000
New York City Health & Hospital Corp. VRDN RB for Health System Series 2008 B (GO of Corp.) (TD Bank N.A., LOC)
3,100,000	0.040	09/08/14	3,100,000
New York City Housing Development Corp. MF Hsg. VRDN RB for 90 Washington Street Series 2005 A (FNMA) (FNMA, LIQ)
21,200,000	0.040	09/08/14	21,200,000
New York City Housing Development Corp. MF Hsg. VRDN RB for W 26th Street Development Series 2011 B RMKT(FHLMC) (FHLMC, LIQ)
4,200,000	0.050	09/08/14	4,200,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Second General Resolution Austin Trust Certificates Series 2008-1192 (Bank of America N.A., LIQ)(a)
5,000,000	0.100	09/08/14	5,000,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Second General Resolution Floater Series 2011-3274X (Credit Suisse, LIQ)(a)
8,665,000	0.050	09/08/14	8,665,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Second General Resolution Floater Trust Series 2013-16U (Barclays Bank PLC, LIQ)(a)
2,000,000	0.060	09/08/14	2,000,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Second General Resolution Floater Trust Series 2013-3WX (Barclays Bank PLC, LIQ)(a)
7,400,000	0.060	09/08/14	7,400,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Second General Resolution Series 2013 AA Subseries AA-2 (Bank of Tokyo-Mitsubishi UFJ, SPA)
26,750,000	0.050	09/08/14	26,750,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Second General Resolution Series 2014 Subseries AA-5 (Mizuho Bank, Ltd., SPA)
1,500,000	0.040	09/02/14	1,500,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Second General Resolution Series 2014 Subseries AA-6 (Mizuho Bank, Ltd., SPA)
2,700,000	0.040	09/02/14	2,700,000

Municipal Debt Obligations – (continued)
New York – (continued)
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Second General Resolution Series 2015 Subseries BB-2 (Mizuho Bank, Ltd., SPA)
$20,000,000	0.040%	09/02/14	$20,000,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Series 2003 F Subseries F-2 (Bayerische Landesbank Gironzentrale, SPA)
28,990,000	0.040	09/02/14	28,990,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Series 2008 B Subseries B-4 (Royal Bank of Canada, SPA)
3,805,000	0.040	09/08/14	3,805,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Series 2011 Subseries A-1 (Mizuho Bank, Ltd., SPA)
22,040,000	0.050	09/02/14	22,040,000
New York City Transitional Finance Authority VRDN RB for Future Tax Secured Austin Trust Certificates Series 2008-1190 (Bank of America N.A., LIQ)
8,780,000	0.100	09/08/14	8,780,000
New York City Transitional Finance Authority VRDN RB for Future Tax Secured Floaters Series 2008-3360 (Morgan Stanley Bank, LIQ)(a)
6,800,000	0.060	09/08/14	6,800,000
New York City Transitional Finance Authority VRDN RB for Future Tax Secured Putters Series 2012-4043 (JPMorgan Chase Bank N.A., LIQ)(a)
10,610,000	0.040	09/02/14	10,610,000
New York City Transitional Finance Authority VRDN RB for Future Tax Secured Refunding Series 2002-A-3B Convertible (Bank of Tokyo-Mitsubishi UFJ, LOC)
5,800,000	0.040	09/08/14	5,800,000
New York City Transitional Finance Authority VRDN RB for Future Tax Secured Series 2012 Subseries A-6 (California State Teachers Retirement, SPA)
2,000,000	0.040	09/02/14	2,000,000
New York City Transitional Finance Authority VRDN RB for Future Tax Secured Series 2015 Subseries A-3 (Mizuho Bank, Ltd., SPA)
25,000,000	0.040	09/02/14	25,000,000
New York City Transitional Finance Authority VRDN RB for Future Tax Secured Series 2015 Subseries A-4 (Mizuho Bank, Ltd., SPA)
41,700,000	0.030	09/02/14	41,700,000
New York City Transitional Finance Authority VRDN RB for NYC Recovery Series 2002-1 Subseries 1-A (Landesbank Hessen-Thueringen Girozentrale, LIQ)
25,940,000	0.050	09/08/14	25,940,000
New York City Transitional Finance Authority VRDN RB for NYC Recovery Series 2002-2 Subseries 2-F (Bayerische Landesbank Gironzentrale, LIQ)
4,020,000	0.050	09/02/14	4,020,000
New York City Transitional Finance Authority VRDN RB for NYC Recovery Series 2002-3 Subseries 3-E (Landesbank Baden-Wurttemberg, SPA)
40,845,000	0.050	09/02/14	40,845,000

The accompanying notes are an integral part of these financial statements.	43

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Schedule of Investments (continued)

August 31, 2014

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
Municipal Debt Obligations – (continued)
New York – (continued)
New York City Transitional Finance Authority VRDN RB for NYC Recovery Series 2002-3 Subseries 3-F (Royal Bank of Canada, SPA)
$900,000	0.040%	09/02/14	$900,000
New York City Trust for Cultural Resources VRDN RB for Museum of Modern Art Austin Trust Certificates Series 2008- 3316 (Bank of America N.A., LIQ)(a)
5,995,000	0.100	09/08/14	5,995,000
New York City Trust for Cultural Resources VRDN RB Refunding for The New York Botanical Garden Series 2009 A (JPMorgan Chase Bank N.A., LOC)
1,100,000	0.050	09/08/14	1,100,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB for Memorial Sloan-Kettering Hospital Putters Series 2008-3171 (JPMorgan Chase Bank N.A., LIQ)(a)
2,680,000	0.060	09/08/14	2,680,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB for New York University Putters Series 2008- 3233Z (JPMorgan Chase Bank N.A., LIQ)(a)
5,770,000	0.060	09/08/14	5,770,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB for Rockefeller University Series 2005 A2 Convertible (JPMorgan Chase Bank N.A., SPA)
2,100,000	0.060	09/08/14	2,100,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB for Rockefeller University Series 2009 B (U.S. Bank N.A., SPA)
3,000,000	0.030	09/08/14	3,000,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB for Vassar College Floaters Series 2007-1861 (Wells Fargo Bank N.A., LIQ)
2,000,000	0.050	09/08/14	2,000,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB for Vassar College Putters Series 2008-3204 (JPMorgan Chase Bank N.A., LIQ)(a)
5,625,000	0.060	09/08/14	5,625,000
New York State Dormitory Authority State Personal Income Tax VRDN RB for Education Eagle Series 2006-0164 Class A (Citibank N.A., LIQ)
11,060,000	0.060	09/08/14	11,060,000
New York State Dormitory Authority State Personal Income Tax VRDN RB for Education Putters Series 2008-3160 (JPMorgan Chase Bank N.A., LIQ)(a)
6,660,000	0.060	09/08/14	6,660,000
New York State Dormitory Authority State Personal Income Tax VRDN RB for Education Putters Series 2008-3280 (JPMorgan Chase Bank N.A., LIQ)(a)
5,000,000	0.060	09/08/14	5,000,000
New York State Dormitory Authority State Personal Income Tax VRDN RB for Education Putters Series 2010-3792Z (JPMorgan Chase Bank N.A., LIQ)(a)
6,360,000	0.060	09/08/14	6,360,000
New York State Dormitory Authority State Personal Income Tax VRDN RB for Education ROCS RR II R-11479 Series 2008 (Citibank N.A., LIQ)(a)
5,900,000	0.060	09/08/14	5,900,000

Municipal Debt Obligations – (continued)
New York – (continued)
New York State Dormitory Authority State Personal Income Tax VRDN RB for Education ROCS RR-II R-12121 Series 2007 (Citibank N.A., LIQ)
$5,420,000	0.060%	09/08/14	$5,420,000
New York State Dormitory Authority VRDN RB for Columbia University Series 2003 B RMKT
2,800,000	0.040	09/08/14	2,800,000
New York State Dormitory Authority VRDN RB for Cornell University Series 2000 A (JPMorgan Chase Bank N.A., SPA)
3,210,000	0.050	09/08/14	3,210,000
New York State Dormitory Authority VRDN RB for Cornell University Series 2004 A RMKT (HSBC Bank USA N.A., SPA)
1,000,000	0.040	09/08/14	1,000,000
New York State Dormitory Authority VRDN RB for Memorial Sloan-Kettering Cancer Center Putters Series 2008-3201 (JPMorgan Chase Bank N.A., LIQ)(a)
8,220,000	0.060	09/08/14	8,220,000
New York State Dormitory Authority VRDN RB for Memorial Sloan-Kettering Cancer Center Putters Series 2008-3209 (JPMorgan Chase Bank N.A., LIQ)(a)
5,655,000	0.060	09/08/14	5,655,000
New York State Environmental Facilities Corp. VRDN RB for State Clean Water & Drinking Water Revolving Funds Putters Series 2008-2870 (JPMorgan Chase Bank N.A., LIQ)
7,245,000	0.060	09/08/14	7,245,000
New York State Environmental Facilities Corp. VRDN RB for State Clean Water & Drinking Water Revolving Funds Putters Series 2013-4355 (JPMorgan Chase Bank N.A., LIQ)(a)
2,500,000	0.060	09/08/14	2,500,000
New York State Housing Finance Agency VRDN RB for 10 Barclay Street Series 2004 A (FNMA) (FNMA, LIQ)
5,400,000	0.040	09/08/14	5,400,000
New York State Housing Finance Agency VRDN RB for 100 Maiden Lane Series 2004 A RMKT (FNMA) (FNMA, LIQ)
9,000,000	0.050	09/08/14	9,000,000
New York State Housing Finance Agency VRDN RB for 20 River Terrace Housing Series 2002 A RMKT (FNMA) (FNMA, LIQ)
34,300,000	0.040	09/08/14	34,300,000
New York State Housing Finance Agency VRDN RB for 42nd & 10th Housing Series 2010 A RMKT (FHLMC, LIQ) (FHLMC, LOC)
12,500,000	0.030	09/08/14	12,500,000
New York State Housing Finance Agency VRDN RB for 600 West 42nd Street Series 2009 A RMKT (FNMA, LIQ) (FNMA, LOC)
83,775,000	0.050	09/08/14	83,775,000
New York State Housing Finance Agency VRDN RB for North End Series 2004 A RMKT (FNMA) (FNMA, LIQ)
21,700,000	0.030	09/08/14	21,700,000
New York State Housing Finance Agency VRDN RB for Taconic Housing West 17th Street Series 2009 A (FNMA) (FNMA, LIQ)
10,325,000	0.040	09/08/14	10,325,000

44	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
Municipal Debt Obligations – (continued)
New York – (continued)
New York State Housing Finance Agency VRDN RB for West 37th Street Housing Series 2009 B RMKT (FHLMC, LIQ)
$11,200,000	0.040%	09/08/14	$11,200,000
New York State Liberty Development Corp. VRDN RB Refunding for 4 World Trade Center Project SPEARS Series 2011-DB-1036X (GTY AGMT - Deutsche Bank A.G.) (Deutsche Bank A.G., LIQ)(a)
42,785,000	0.120	09/08/14	42,785,000
New York State Liberty Development Corp. VRDN RB Refunding for 7 World Trade Center Project Putters Series 2012-4080Z (JPMorgan Chase Bank N.A., LIQ)(a)
6,500,000	0.240	09/08/14	6,500,000
New York State Local Government Assistance Corp. VRDN RB Refunding Subordinate Lien Series 2003-4V RMKT (GO of Corp.) (Bank of America N.A., SPA)
26,655,000	0.040	09/08/14	26,655,000
New York State Thruway Authority RB for Second General Highway & Bridge Trust Fund Series 2005 B (AGM)
2,710,000	5.000	04/01/15	2,784,973
New York State Thruway Authority RB for Transportation Series 2013 A
3,075,000	3.000	03/15/15	3,121,490
New York State Thruway Authority VRDN RB Floater Series 2008-2800 (Credit Suisse, LIQ)
13,865,000	0.050	09/08/14	13,865,000
Northport-East Northport Union Free School District GO TANS Series 2014 (State Aid Withholding)
28,000,000	1.000	06/25/15	28,186,488
Port Authority of New York & New Jersey VRDN RB ROCS RR-II R-14077 Series 2013 (Citibank N.A., LIQ)(a)
2,585,000	0.060	09/08/14	2,585,000
Triborough Bridge & Tunnel Authority VRDN RB General Series 2005 B-2A RMKT (GO of Authority) (California Public Employees Retirement System, LOC)
840,000	0.040	09/02/14	840,000
Triborough Bridge & Tunnel Authority VRDN RB Refunding General Series 2002 F (Landesbank Hessen-Thueringen Girozentrale, SPA)
32,100,000	0.050	09/02/14	32,100,000

			1,023,708,352

North Carolina – 3.4%
City of Greensboro Combined Enterprise System VRDN RB Refunding Series 2014 A (Bank of America N.A., SPA)
15,000,000	0.060	09/08/14	15,000,000
County of Guilford GO Public Improvement Series 2012 A
2,990,000	4.000	03/01/15	3,046,764
County of Guilford GO VRDN Series 2005 B (Wells Fargo Bank N.A., SPA)
12,585,000	0.040	09/08/14	12,585,000
County of Union Enterprise System VRDN RB Series 2009 (U.S. Bank N.A., LOC)
17,545,000	0.050	09/08/14	17,545,000
County of Wake GO Public Improvement Series 2009
1,930,000	5.000	03/01/15	1,976,139

Municipal Debt Obligations – (continued)
North Carolina – (continued)
Duke University CP Series 2014
$10,000,000	0.090%	12/17/14	$10,000,000
North Carolina Capital Facilities Finance Agency Educational Facilities VRDN RB for Wake Forest University Series 2004 A
23,440,000	0.040	09/08/14	23,440,000
North Carolina Capital Facilities Finance Agency VRDN RB for Duke University Project Eagle 7 Series 2005-0060 Class A (Citibank N.A., SPA)
15,600,000	0.050	09/08/14	15,600,000
North Carolina Capital Facilities Finance Agency VRDN RB for Duke University Project Eagle Series 2007-0016 Class A (Citibank N.A., LIQ)
16,060,000	0.050	09/08/14	16,060,000
North Carolina Capital Facilities Finance Agency VRDN RB for Duke University Project Eagle Series 2014-0017 Class A (Citibank N.A., LIQ)(a)
10,890,000	0.050	09/08/14	10,890,000
North Carolina Capital Facilities Finance Agency VRDN RB for Duke University Project Putters Series 2008-3186Z (JPMorgan Chase Bank N.A., LIQ)(a)
3,500,000	0.040	09/02/14	3,500,000
North Carolina Capital Facilities Finance Agency VRDN RB for Duke University Project Putters Series 2009-3333 (JPMorgan Chase Bank N.A., LIQ)(a)
11,000,000	0.060	09/08/14	11,000,000
North Carolina Educational Facilities Finance Agency VRDN RB for Duke University Project Series 1991 B
8,485,000	0.040	09/08/14	8,485,000
North Carolina Medical Care Commission Health Care Facilities Municipal Trust Receipts VRDN RB for Duke University Health System Floater Trust Series 2010-31W (Barclays Bank PLC, LIQ)(a)
2,000,000	0.070	09/08/14	2,000,000
Raleigh Durham Airport Authority VRDN RB Refunding Series 2008 C RMKT (Royal Bank of Canada, LOC)
19,700,000	0.040	09/08/14	19,700,000
State of North Carolina GO for Public Improvement Prerefunded Series 2005 A
2,635,000	5.000	03/01/15	2,697,047
University of North Carolina at Chapel Hill VRDN RB Eagle-7 Series 2005-3014 Class A (Citibank N.A., LIQ)
5,345,000	0.060	09/08/14	5,345,000
University of North Carolina at Chapel Hill VRDN RB Series 2001 B
6,725,000	0.030	09/08/14	6,725,000
University of North Carolina at Chapel Hill VRDN RB Series 2012-0-24 (Royal Bank of Canada, LIQ)(a)
11,380,000	0.050	09/08/14	11,380,000

			196,974,950

North Dakota – 1.1%
County of Mercer Pollution Control Refunding for Basin Electric Power Cooperative CP Series 2014-09-1
64,925,000	0.090	11/03/14	64,925,000

The accompanying notes are an integral part of these financial statements.	45

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Schedule of Investments (continued)

August 31, 2014

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
Municipal Debt Obligations – (continued)
Ohio – 3.0%
City of Cleveland GO Refunding Series 2005 (AMBAC)
$5,050,000	5.250%	10/01/14	$5,071,045
City of Columbus GO VRDN Putters Series 2007-2365 (JPMorgan Chase Bank N.A., LIQ)(a)
4,360,000	0.080	09/08/14	4,360,000
Franklin County Hospital VRDN RB Refunding for Nationwide Children’s Hospital Series 2008 D RMKT (Bank of NY Mellon, SPA)
18,120,000	0.050	09/08/14	18,120,000
Franklin County Hospital VRDN RB Refunding for Nationwide Children’s Hospital Series 2008 F (PNC Bank N.A., SPA)
25,270,000	0.050	09/08/14	25,270,000
Ohio Higher Educational Facility Commission CP for Case Western Reserve University Program Series 2014
38,500,000	0.100	09/08/14	38,500,000
Ohio Higher Educational Facility Commission VRDN RB for Cleveland Clinic Health System Putters Series 2009-3551 (JPMorgan Chase Bank N.A., LIQ)(a)
4,500,000	0.040	09/02/14	4,500,000
Ohio State Hospital Facility VRDN RB for Cleveland Clinic Health System Putters Series 2009-3555Z (JPMorgan Chase Bank N.A., LIQ)(a)
6,245,000	0.060	09/08/14	6,245,000
Ohio State Hospital Facility VRDN RB for Cleveland Clinic Health System Putters Series 2009-3558Z (JPMorgan Chase Bank N.A., LIQ)(a)
7,100,000	0.060	09/08/14	7,100,000
Ohio State University VRDN RB Series 2001
13,100,000	0.040	09/08/14	13,100,000
State of Ohio GO Series 2006 D
3,600,000	5.000	09/15/14	3,606,649
State of Ohio GO VRDN for Infrastructure Improvement Series 2001 B
6,300,000	0.030	09/08/14	6,300,000
State of Ohio GO VRDN Refunding for Infrastructure Improvement Series 2004 A
15,100,000	0.050	09/08/14	15,100,000
State of Ohio GO VRDN Series 2005 B (State of Ohio, LIQ)
20,330,000	0.030	09/08/14	20,330,000
State of Ohio Major New State Infrastructure Project RB Series 2012-1
2,000,000	3.000	12/15/14	2,015,978

			169,618,672

Oklahoma – 0.3%
Oklahoma State Turnpike Authority RB Refunding Second Senior Series 2011 A
7,725,000	5.000	01/01/15	7,850,136
Oklahoma State Turnpike Authority VRDN RB Floater Certificates Series 2012 E-37 (Royal Bank of Canada, LOC)(a)
10,000,000	0.050	09/08/14	10,000,000

			17,850,136

Oregon – 0.5%
City of Portland Sewer RB System Second Lien Series 2010 A
8,840,000	5.000	03/01/15	9,050,235

Municipal Debt Obligations – (continued)
Oregon – (continued)
State of Oregon GO VRDN for Veterans’ Welfare Series 2005-84 RMKT (Bank of Tokyo-Mitsubishi UFJ, SPA)
$10,200,000	0.040%	09/08/14	$10,200,000
State of Oregon GO VRDN for Veterans’ Welfare Series 2006- 86-RMKT (U.S. Bank N.A., SPA)
3,730,000	0.030	09/02/14	3,730,000
State of Oregon GO VRDN for Veterans’ Welfare Series 2007- 88B-RMKT (U.S. Bank N.A., SPA)
5,950,000	0.030	09/02/14	5,950,000

			28,930,235

Pennsylvania – 1.8%
Allegheny County Hospital Development Authority VRDN RB for University of Pittsburg Medical Center Floater Certificates Series 2011 E-29 (Royal Bank of Canada, LOC)(a)
7,000,000	0.050	09/08/14	7,000,000
Allegheny County Hospital Development Authority VRDN RB for University of Pittsburg Medical Center Floater Certificates Series 2013 E-45 (GTY AGMT - Royal Bank of Canada) (Royal Bank of Canada, LOC)(a)
20,000,000	0.050	09/08/14	20,000,000
Allegheny County Hospital Development Authority VRDN RB for University of Pittsburg Medical Center Putters Series 2013- 4323 (JPMorgan Chase Bank N.A., LIQ)(b)
60,000,000	0.250	11/20/14	60,000,000
Butler County General Authority VRDN RB for Allegheny School District Project Series 2014 (State Aid Withholding) (PNC Bank N.A., SPA)
7,000,000	0.050	09/08/14	7,000,000
Pennsylvania State Turnpike Commission VRDN RB SPEARS Series 2013-DBE-1179 (GTY AGMT - Deutsche Bank A.G.) (Deutsche Bank A.G., LIQ)(a)
4,475,000	0.120	09/08/14	4,475,000
Philadelphia Hospitals & Higher Education Facilities Authority VRDN RB for Children’s Hospital of Philadelphia Project Series 2011 B (Wells Fargo Bank N.A., SPA)
7,310,000	0.040	09/02/14	7,310,000

			105,785,000

Rhode Island – 0.1%
Rhode Island Health & Educational Building Corp. Higher Education Facilities VRDN RB for Brown University Series 2003 B
4,270,000	0.030	09/08/14	4,270,000

South Carolina – 1.0%
City of Columbia Waterworks & Sewer System VRDN RB Floater Trust Series 2010-42W (Barclays Bank PLC, LIQ)(a)
3,000,000	0.070	09/08/14	3,000,000
South Carolina Public Service Authority RB for Santee Cooper Series 2009 E
1,175,000	5.000	01/01/15	1,193,586
South Carolina Public Service Authority RB for Santee Cooper SPEARS Series 2014-DBE-1256 (GTY AGMT - Deutsche Bank A.G.) (Deutsche Bank A.G., LIQ)(a)
48,665,000	0.120	09/08/14	48,665,000

46	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
Municipal Debt Obligations – (continued)
South Carolina – (continued)
State of South Carolina GO for Economic Development Series 2013 A (State Aid Withholding)
$3,405,000	2.000%	10/01/14	$3,410,115

			56,268,701

Tennessee – 0.6%
Chattanooga Health Educational & Housing Facility Board VRDN RB for Catholic Health Initiatives Series 2004 C
4,500,000	0.060	09/08/14	4,500,000
Chattanooga Health Educational & Housing Facility Board VRDN RB for Catholic Health Initiatives SPEARS Series 2014-DBE-1268 (GTY AGMT - Deutsche Bank A.G.) (Deutsche Bank A.G., LIQ)(a)
10,155,000	0.120	09/08/14	10,155,000
Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board RB Refunding for Vanderbilt University Series 2008 A (GO of University)
5,000,000	5.000	10/01/14	5,019,795
Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board RB Refunding for Vanderbilt University Series 2012 E
5,000,000	4.000	10/01/14	5,015,723
Rutherford County Health & Educational Facilities Board VRDN RB for Ascension Health Senior Credit Group Floater Trust Series 2010-25W (Barclays Bank PLC, LIQ)(a)
2,000,000	0.070	09/08/14	2,000,000
Rutherford County Health & Educational Facilities Board VRDN RB for Ascension Health Senior Credit Group Floater Trust Series 2014-2UX (Barclays Bank PLC, LIQ)(a)
2,500,000	0.070	09/08/14	2,500,000
State of Tennessee GO Series 2011 A
5,095,000	5.000	10/01/14	5,115,355

			34,305,873

Texas – 10.0%
Board of Regents of the Texas A&M University System VRDN RB Floaters Trust Series 2010-39W (Barclays Bank PLC, LIQ)(a)
2,500,000	0.070	09/08/14	2,500,000
Board of Regents of the Texas Tech University System CP Series 2014 A
15,000,000	0.060	09/04/14	15,000,000
Board of Regents of the University of North Texas System CP Series 2014 A
54,572,000	0.230	09/02/14	54,572,000
Board of Regents of the University of Texas System RB for Permanent University Fund Prerefunded Series 2005 B
100,000	5.000	07/01/15	103,895
City of Austin Hotel Occupancy Tax VRDN RB Refunding Subordinate Lien Series 2008 A RMKT (JPMorgan Chase Bank N.A., LOC)
19,600,000	0.070	09/08/14	19,600,000
City of Dallas Waterworks & Sewer System CP Series 2014
16,295,000	0.080	09/18/14	16,295,000

Municipal Debt Obligations – (continued)
Texas – (continued)
City of Fort Worth Water & Sewer System RB Refunding for Improvement Series 2014
$18,800,000	2.000%	02/15/15	$18,955,717
Cypress-Fairbanks ISD GO VRDN Putters Series 2008-3084Z (PSF-GTD) (JPMorgan Chase Bank N.A., LIQ)(a)
4,995,000	0.060	09/08/14	4,995,000
Dallas Area Rapid Transit Sales Tax VRDN RB Eagle Series 2012-0003 Class A (Citibank N.A., LIQ)(a)
7,600,000	0.060	09/08/14	7,600,000
Dallas Area Rapid Transit Sales Tax VRDN RB Putters Series 2010-3687Z (AMBAC) (JPMorgan Chase Bank N.A., LIQ)(a)
5,360,000	0.070	09/08/14	5,360,000
Dallas Area Rapid Transit Sales Tax VRDN RB ROCS-RR-II R-11541 Series 2008 (Citibank N.A., LIQ)
1,560,000	0.070	09/08/14	1,560,000
Dickinson ISD GO VRDN Municipal Trust Receipts Series 2000 SGA94 (PSF-GTD) (Societe Generale, LIQ)
13,350,000	0.070	09/02/14	13,350,000
Eagle Mountain and Saginaw ISD GO VRDN Floater Certificates Series 2008-53C (PSF-GTD) (Wells Fargo & Co., LIQ)(a)
26,770,000	0.050	09/08/14	26,770,000
El Paso County Hospital District GO VRDN Putters Series 2014- 4441Z (JPMorgan Chase Bank N.A., LIQ)(a)
5,000,000	0.080	09/08/14	5,000,000
El Paso Waterworks & Sewer System CP Series 2014 A (JPMorgan Chase Bank N.A., LIQ)
5,000,000	0.100	10/16/14	5,000,000
Fort Bend ISD GO VRDN Floater Series 2008-25C-1 3C7 (PSF-GTD) (Wells Fargo & Co., LIQ)(a)
9,905,000	0.050	09/08/14	9,905,000
Frisco ISD GO VRDN Floater Series 2008-19C (PSF-GTD) (Wells Fargo & Co., LIQ)(a)
14,555,000	0.050	09/08/14	14,555,000
Grand Prairie ISD Eclipse Funding Trust GO VRDN Series 2007- 0067 (PSF-GTD) (U.S. Bank N.A., LIQ) (U.S. Bank N.A., LOC)(a)
10,065,000	0.050	09/08/14	10,065,000
Harris County Cultural Education Facilities Finance Corp. CP Refunding for The Methodist Hospital System Series 2009 Subseries C-2
15,240,000	0.140	12/03/14	15,240,000
Harris County Cultural Education Facilities Finance Corp. VRDN RB for Texas Children’s Hospital Project Putters Series 2009- 3491Z (JPMorgan Chase Bank N.A., LIQ)(a)
4,795,000	0.090	09/08/14	4,795,000
Harris County Cultural Education Facilities Finance Corp. VRDN RB for The Methodist Hospital System Series 2008 Subseries C-2
13,500,000	0.040	09/02/14	13,500,000
Harris County Toll Road Authority VRDN RB Putters Series 2009-3425 (JPMorgan Chase Bank N.A., LIQ)(a)
6,845,000	0.060	09/08/14	6,845,000
Houston Airport System VRDN RB Floater Series 2012-0-44 (Royal Bank of Canada, LIQ)(a)
8,330,000	0.050	09/08/14	8,330,000

The accompanying notes are an integral part of these financial statements.	47

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Schedule of Investments (continued)

August 31, 2014

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
Municipal Debt Obligations – (continued)
Texas – (continued)
Lower Colorado River Authority VRDN RB SPEARS Series 2014-DBE-1235 (GTY AGMT - Deutsche Bank A.G.) (Deutsche Bank A.G., LIQ)(a)
$25,135,000	0.100%	09/08/14	$25,135,000
Lower Neches Valley Authority Industrial Development Corp. VRDN RB for ExxonMobil Project Series 2010 (GTY AGMT - Exxon Mobil Corp.)
41,330,000	0.020	09/02/14	41,330,000
Lower Neches Valley Authority Industrial Development Corp. VRDN RB for ExxonMobil Project Series 2011 (GTY AGMT - Exxon Mobil Corp.)
14,700,000	0.020	09/02/14	14,700,000
Lower Neches Valley Authority Industrial Development Corp. VRDN RB Refunding for ExxonMobil Project Series 2012 (GTY AGMT - Exxon Mobil Corp.)
45,960,000	0.020	09/02/14	45,960,000
Mansfield ISD GO Series 2005 (PSF-GTD)
1,000,000	5.000	02/15/15	1,021,596
Mesquite ISD GO VRDN for School Building Series 2003 A (PSF-GTD) (JPMorgan Chase Bank N.A., SPA)
18,820,000	0.050	09/08/14	18,820,000
North Central Texas Health Facilities Development Corp. VRDN RB for Children’s Medical Center Putters Series 2009-3513 (JPMorgan Chase Bank N.A., LIQ)(a)
20,000,000	0.060	09/08/14	20,000,000
Plano ISD GO Refunding Series 2005 (PSF-GTD)
5,000,000	5.000	02/15/15	5,109,493
San Antonio Electric & Gas System VRDN RB Floaters Series 2014-0-75 (Royal Bank of Canada, LIQ)(a)
5,000,000	0.050	09/08/14	5,000,000
San Antonio Electric & Gas System VRDN RB Putters Series 2008-2957 (JPMorgan Chase Bank N.A., LIQ)(a)
9,995,000	0.060	09/08/14	9,995,000
San Antonio Electric & Gas System VRDN RB Putters Series 2009-3560 (JPMorgan Chase Bank N.A., LIQ)(a)
9,015,000	0.060	09/08/14	9,015,000
San Antonio ISD CP Series 2014 A (Royal Bank of Canada, LIQ)
18,000,000	0.090	09/19/14	18,000,000
State of Texas GO VRDN for Transportation Commission Mobility Fund Austin Trust Certificates Series 2008-1053 (Bank of America N.A., LIQ)(a)
6,670,000	0.070	09/08/14	6,670,000
State of Texas GO VRDN for Transportation Commission Mobility Fund Unrefunded Series 2005 B (Royal Bank of Canada, SPA)
12,805,000	0.040	09/08/14	12,805,000
Tarrant County Cultural Education Facilities Finance Corp. VRDN RB for Texas Health Resources Series 2008 C (JPMorgan Chase Bank N.A., SPA)
36,700,000	0.050	09/02/14	36,700,000
Texas State Transportation Commission GO VRDN Putters Series 2008-3238 (JPMorgan Chase Bank N.A., LIQ)(a)
2,165,000	0.060	09/08/14	2,165,000
Texas State Transportation Commission VRDN RB Putters Series 2008-2563 (JPMorgan Chase Bank N.A., LIQ)(a)
6,665,000	0.060	09/08/14	6,665,000

Municipal Debt Obligations – (continued)
Texas – (continued)
Texas State Transportation Commission VRDN RB Putters Series 2008-2902 (JPMorgan Chase Bank N.A., LIQ)
$14,395,000	0.060%	09/08/14	$14,395,000
Williamson County GO Certificates of Obligation Series 2006 (NATL-RE)
1,170,000	5.000	02/15/15	1,195,649

			574,578,350

Utah – 1.2%
City of Murray VRDN RB for IHC Health Services, Inc. Series 2003 C
27,690,000	0.020	09/02/14	27,690,000
City of Murray VRDN RB for IHC Health Services, Inc. Series 2005 B (JPMorgan Chase Bank N.A., SPA)
3,860,000	0.030	09/02/14	3,860,000
City of Riverton VRDN RB for IHC Health Services, Inc. SPEARS Series 2012-DB-1063X (Deutsche Bank A.G., LIQ)(a)
12,770,000	0.080	09/08/14	12,770,000
Utah County Hospital VRDN RB for IHC Health Services, Inc. Series 2002 B (U.S. Bank N.A., SPA)
21,600,000	0.050	09/08/14	21,600,000
Utah Transit Authority VRDN RB Austin Trust Certificates Series 2008-3045X (AGM) (Bank of America N.A., LIQ)(a)
5,000,000	0.100	09/08/14	5,000,000

			70,920,000

Virginia – 2.1%
City of Newport News GO General Improvement Series 2014 A (State Aid Withholding)
2,300,000	5.000	07/15/15	2,396,141
Fairfax County GO VRDN Solar Certificates Series 2012-007 (State Aid Withholding) (U.S. Bank N.A., LIQ) (U.S. Bank N.A., LOC)(a)
15,090,000	0.050	09/08/14	15,090,000
Fairfax County IDA VRDN RB for Inova Health System Floaters Series 2012-3309 (Credit Suisse, LIQ)(a)
4,580,000	0.050	09/08/14	4,580,000
Fairfax County IDA VRDN RB for Inova Health System Series 2000 (Branch Banking & Trust, SPA)
5,900,000	0.050	09/08/14	5,900,000
Loudoun County IDA VRDN RB for Howard Hughes Medical Institute Series 2009 B
7,000,000	0.040	09/08/14	7,000,000
Montgomery County IDA VRDN RB for Virginia Tech Foundation Series 2009 A Convertible (Bank of NY Mellon, SPA)
18,930,000	0.040	09/08/14	18,930,000
Suffolk Economic Development Authority Hospital Facilities Revenue VRDN RB for Sentara Healthcare Eagles Series 2013- 14 Class A (Citibank N.A., LIQ)(b)
25,000,000	0.130	09/11/14	25,000,000
Tobacco Settlement Financing Corp. RB Series 2005
4,915,000	5.500	06/01/15	5,109,387
University of Virginia VRDN RB Putters Series 2008-3188Z (JPMorgan Chase Bank N.A., LIQ)(a)
15,010,000	0.040	09/02/14	15,010,000

48	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
Municipal Debt Obligations – (continued)
Virginia – (continued)
Virginia College Building Authority VRDN RB for University of Richmond Project Series 2004 (U.S. Bank N.A., SPA)
$15,000,000	0.040%	09/08/14	$15,000,000
Virginia Commonwealth Transportation Board VRDN RB Floater Certificates Series 2013-0-67 (Royal Bank of Canada, LIQ)(a)
6,775,000	0.050	09/08/14	6,775,000

			120,790,528

Washington – 3.4%
Central Puget Sound Regional Transportation Authority Sales Tax VRDN RB Floaters Series 2010-3198X (Morgan Stanley Bank, LIQ)(a)
4,250,000	0.090	09/08/14	4,250,000
Central Puget Sound Regional Transportation Authority Sales Tax VRDN RB Putters Series 2008-2625Z (AGM) (JPMorgan Chase Bank N.A., LIQ)(a)
8,380,000	0.040	09/02/14	8,380,000
Energy Northwest RB Refunding for Project 3 Series 2014 A
10,000,000	2.000	07/01/15	10,152,596
King County Limited Tax GO Series 2004 B (NATL-RE)
2,500,000	5.000	01/01/15	2,540,015
King County Limited Tax Municipal Trust Receipts GO VRDN Floater Trust Series 2009-1W (AGC-ICC) (Barclays Bank PLC, LIQ)(a)
7,500,000	0.070	09/08/14	7,500,000
King County Limited Tax Municipal Trust Receipts GO VRDN Floater Trust Series 2010-66W (Barclays Bank PLC, LIQ)(a)
2,500,000	0.070	09/08/14	2,500,000
King County Multi-Modal Limited Tax GO VRDN Series 2010 B (State Street Bank & Trust Co., SPA)
1,900,000	0.040	09/08/14	1,900,000
King County School District No. 411 Issaquah Refunding GO Series 2001 (AGM)
1,000,000	5.625	12/01/14	1,013,551
King County School District No. 414 Lake Washington Limited GO Series 2012
2,015,000	4.000	06/01/15	2,072,382
King County Sewer CP BANS Series 2014 A (Bayerische Landesbank Gironzentrale, LOC)
78,720,000	0.100	11/03/14	78,720,000
King County Sewer VRDN RB Floater Certificates Series 2008- 46C (Wells Fargo & Co., LIQ)(a)
9,940,000	0.050	09/08/14	9,940,000
State of Washington GO Refunding Series 2011 A
4,600,000	5.000	01/01/15	4,673,667
State of Washington GO VRDN Putters Series 2008-2640 (JPMorgan Chase Bank N.A., LIQ)
9,995,000	0.060	09/08/14	9,995,000
State of Washington GO VRDN Putters Series 2009-3538 (JPMorgan Chase Bank N.A., LIQ)(a)
10,000,000	0.060	09/08/14	10,000,000
State of Washington GO VRDN ROCS RR-II R-11889 Series 2010 (Citibank N.A., LIQ)(a)
2,250,000	0.050	09/08/14	2,250,000

Municipal Debt Obligations – (continued)
Washington – (continued)
State of Washington GO VRDN SPEARS Series 2007-DB-388 (GTY AGMT - Deutsche Bank A.G.) (Deutsche Bank A.G., LIQ)(a)
$7,495,000	0.110%	09/08/14	$7,495,000
University of Washington VRDN RB Floaters Series 2009-3005 (Morgan Stanley Bank, LIQ)(a)
2,450,000	0.040	09/02/14	2,450,000
Washington Health Care Facilities Authority VRDN RB for Providence Health & Services Series 2012 C (U.S. Bank N.A., SPA)
16,060,000	0.070	09/08/14	16,060,000
Washington Health Care Facilities Authority VRDN RB for Seattle Children’s Hospital Floater Certificates Series 2009- 51C (Wells Fargo & Co., LIQ)(a)
10,990,000	0.050	09/08/14	10,990,000

			192,882,211

Wisconsin – 0.5%
State of Wisconsin GO Refunding Series 2005-1 (NATL-RE)
1,600,000	5.000	05/01/15	1,651,071
State of Wisconsin GO Series 2004 E (NATL) (FGIC)
2,000,000	5.000	05/01/15	2,063,839
State of Wisconsin GO VRDN Floaters Series 2008-2927 (Credit Suisse, LIQ)(a)
7,200,000	0.050	09/08/14	7,200,000
Wisconsin Health & Educational Facilities Authority VRDN RB for Ascension Health Credit Group Floater Certificates Series 2014-0-80 (Royal Bank of Canada, LIQ)(a)
2,500,000	0.050	09/08/14	2,500,000
Wisconsin Health & Educational Facilities Authority VRDN RB for Children’s Hospital Floater Trust Series 2009-15W (Barclays Bank PLC, LIQ)(a)
2,940,000	0.070	09/08/14	2,940,000
Wisconsin Health & Educational Facilities Authority VRDN RB for Froedtert Health Floater Certificates Series 2013-0-64 (Royal Bank of Canada, LIQ)(a)
5,275,000	0.080	09/08/14	5,275,000
Wisconsin Health & Educational Facilities Authority VRDN RB for Froedtert Health Floater Series 2014-3372 (Morgan Stanley Bank, LIQ)(a)
5,000,000	0.060	09/08/14	5,000,000

			26,629,910

Wyoming – 0.1%
Sublette County Pollution Control Revenue VRDN RB for Exxon Project Series 1984
5,000,000	0.020	09/02/14	5,000,000

TOTAL INVESTMENTS – 99.9%			$5,745,543,966

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%			5,022,874

NET ASSETS – 100.0%			$5,750,566,840

The accompanying notes are an integral part of these financial statements.	49

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Schedule of Investments (continued)

August 31, 2014

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security not registered under the Securities Act of 1933, as amended. Such securities have been determined to be liquid by the Investment Adviser. At August 31, 2014, these securities amounted to $1,612,644,000 or approximately 28.0% of net assets.
(b)	Security not registered under the Securities Act of 1933, as amended. Such securities have been determined to be illiquid by the Investment Adviser. At August 31, 2014, these securities amounted to $97,410,000 or approximately 1.7% of net assets.

Interest rates represent either the stated coupon rate, or for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
AGC-ICC	—American General Contractors-Interstate Commerce Commission
AGM	—Insured by Assured Guaranty Municipal Corp.
AMBAC	—Insured by American Municipal Bond Assurance Corp.
AMT	—Alternative Minimum Tax (subject to)
BANS	—Bond Anticipation Notes
BHAC	—Berkshire Hathaway Assurance Corp.
COPS	—Certificates of Participation
CP	—Commercial Paper
CR	—Custodial Receipts
FGIC	—Insured by Financial Guaranty Insurance Co.
FHLMC	—Insured by Federal Home Loan Mortgage Corp.
FNMA	—Insured by Federal National Mortgage Association
FSA	—Insured by Financial Security Assurance Co.
GO	—General Obligation
GTD	—Guaranteed
GTY AGMT	—Guaranty Agreement
IDA	—Industrial Development Agency
IDB	—Industrial Development Board
IHC	—Intermountain Health Care
ISD	—Independent School District
LIQ	—Liquidity Agreement
LOC	—Letter of Credit
MBIA	—Insured by Municipal Bond Investors Assurance
MF Hsg	—Multi-Family Housing
NATL-RE	—National Reinsurance Corp.
PCRB	—Pollution Control Revenue Bond
PSF-GTD	—Guaranteed by Permanent School Fund
RB	—Revenue Bond
RN	—Revenue Notes
RMKT	—Remarketed
ROCS	—Reset Option Certificates
RR	—Revenue Refunding
SPA	—Standby Purchase Agreement
SPEARS	—Short Puttable Exempt Adjustable Receipts
TANS	—Tax Anticipation Notes
TRANS	—Tax Revenue Anticipation Notes
VRDN	—Variable Rate Demand Notes
VRDP	—Variable Rate Demand Preferred Shares

50	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY INSTRUMENTS FUND

Schedule of Investments

August 31, 2014

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
U.S. Treasury Obligations – 89.4%
United States Treasury Bills
$250,000,000	0.010	%(a)	09/04/14	$249,999,861
682,000,000	0.015	(a)	09/04/14	681,999,432
4,000,000,000	0.020		09/04/14	3,999,993,333
200,000,000	0.025		09/04/14	199,999,583
3,000,000,000	0.040		09/11/14	2,999,966,667
5,500,000,000	0.035		09/18/14	5,499,909,104
3,107,300,000	0.030		09/25/14	3,107,237,854
United States Treasury Floating Rate Note
1,114,500,000	0.075	(b)	01/31/16	1,114,140,530
United States Treasury Notes
2,340,000,000	0.250	(a)	09/15/14	2,340,168,754
400,000,000	0.250		09/30/14	400,059,880
2,044,000,000	2.375		09/30/14	2,047,745,062
220,000,000	0.500		10/15/14	220,118,764
3,823,000,000	0.250		10/31/14	3,824,162,569
2,000,000,000	2.375		10/31/14	2,007,519,032
88,000,000	4.250		11/15/14	88,747,991
250,000,000	2.125		11/30/14	251,258,692
388,000,000	4.250		08/15/15	403,131,860

TOTAL INVESTMENTS – 89.4%				$29,436,158,968

OTHER ASSETS IN EXCESS OF LIABILITIES – 10.6%				3,507,995,877

NET ASSETS – 100.0%				$32,944,154,845

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a) All or a portion represents a forward commitment.
(b) Variable or floating rate security. Interest rate disclosed is that which is in effect at August 31, 2014.

Interest rates represent either the stated coupon rate or annualized yield on date of purchase for discounted securities.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

The accompanying notes are an integral part of these financial statements.	51

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Schedule of Investments

August 31, 2014

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Treasury Obligations – 12.8%
United States Treasury Bill
$367,950,000	0.040%		09/11/14	$367,945,912
United States Treasury Notes
260,000,000	2.375		09/30/14	260,476,563
250,000,000	0.500		10/15/14	250,098,152
250,000,000	0.250		10/31/14	250,074,792
150,000,000	2.375		10/31/14	150,564,403
167,000,000	0.375		11/15/14	167,074,206
675,000,000	4.250		08/15/15	701,325,809

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS				$2,147,559,837

Repurchase Agreements(a) – 84.2%
Bank of Nova Scotia (The)
$250,000,000	0.100	%(b)(c)	09/08/14	$250,000,000
Maturity Value: $250,143,751
Settlement Date: 06/13/14

Collateralized by U.S. Treasury Bills, 0.000%, due 11/28/14 to
02/26/15, U.S. Treasury Bonds, 2.750% to 8.750%, due
11/15/16 to 08/15/44, U.S. Treasury Inflation-Indexed Bonds,
0.625% to 2.125%, due 01/15/26 to 02/15/43, U.S. Treasury
Inflation-Indexed Notes, 0.125% to 2.500%, due 04/15/16 to
01/15/24 and U.S. Treasury Notes, 0.250% to 4.625%, due
10/31/14 to 08/15/24. The aggregate market value of the
collateral, including accrued interest, was $255,057,418.

250,000,000	0.170	(b)(c)	09/08/14	250,000,000
Maturity Value: $250,424,998

Collateralized by U.S. Treasury Bill, 0.000%, due 06/25/15, U.S.
Treasury Bonds, 6.500% to 9.875%, due 11/15/15 to 02/15/27,
U.S. Treasury Inflation-Indexed Bond, 2.125%, due 02/15/41,
U.S. Treasury Inflation-Indexed Notes, 0.125% to 2.125%, due
01/15/16 to 07/15/22 and U.S. Treasury Notes, 0.125% to
5.125%, due 09/30/14 to 08/15/22. The aggregate market value of the collateral, including accrued interest, was $255,004,888.

Barclays Capital, Inc.
250,000,000	0.050		09/02/14	250,000,000
Maturity Value: $250,002,431
Settlement Date: 08/26/14
Collateralized by U.S. Treasury Notes, 1.250% to 2.250%, due 11/30/18 to 04/30/21. The aggregate market value of the collateral, including accrued interest, was $255,000,064.
1,000,000,000	0.070	(b)(c)	09/02/14	1,000,000,000
Maturity Value: $1,000,081,665
Settlement Date: 07/30/14

Collateralized by U.S. Treasury Inflation-Indexed Notes, 0.125%
to 0.625%, due 04/15/18 to 01/15/24, U.S. Treasury Interest-
Only Stripped Securities, 0.000%, due 02/15/15 to 05/15/44
and U.S. Treasury Principal-Only Stripped Securities, 0.000%,
due 02/15/15 to 05/15/44. The aggregate market value of the
collateral, including accrued interest, was $1,020,000,085.

Repurchase Agreements(a) – (continued)
BNP Paribas Securities Corp.
$700,000,000	0.070	%(b)(c)	09/02/14	$700,000,000
Maturity Value: $700,982,700
Settlement Date: 09/25/12

Collateralized by U.S. Treasury Inflation-Indexed Bonds, 2.000%
to 3.875%, due 01/15/26 to 04/15/29, U.S. Treasury Inflation-
Indexed Notes, 0.500% to 2.625%, due 04/15/15 to 01/15/21,
U.S. Treasury Interest-Only Stripped Securities, 0.000%, due
02/15/17 to 05/15/27, U.S. Treasury Note, 2.000% due
02/15/22 and U.S. Treasury Principal-Only Stripped Securities,
0.000%, due 08/15/27 to 02/15/44. The aggregate market value of the collateral, including accrued interest, was $714,000,109.

325,000,000	0.080	(b)(c)	09/08/14	325,000,000
Maturity Value: $325,087,388
Settlement Date: 06/02/14

Collateralized by U.S. Treasury Interest-Only Stripped Securities,
0.000%, due 05/15/24 to 05/15/26 and U.S. Treasury Principal-
Only Stripped Securities, 0.000%, due 05/15/18 to 02/15/44.
The aggregate market value of the collateral, including accrued interest, was $331,500,026.

BNYMellon Investments
212,000,000	0.080		09/02/14	212,000,000
Maturity Value: $212,001,884
Collateralized by a U.S. Treasury Bond, 3.750%, due 08/15/41. The market value of the collateral, including accrued interest, was $216,653,516.

Credit Agricole Corporate and Investment Bank
500,000,000	0.050		09/02/14	500,000,000
Maturity Value: $500,002,778

Collateralized by U.S. Treasury Inflation-Indexed Notes, 0.125%
to 1.875%, due 01/15/15 to 04/15/17 and U.S. Treasury Notes,
1.250% to 3.500%, due 03/31/16 to 05/15/20. The aggregate
market value of the collateral, including accrued interest, was
$510,000,004.

Credit Suisse Securities (USA) LLC
100,000,000	0.070		10/06/14	100,000,000
Maturity Value: $100,014,778
Settlement Date: 07/22/14
Collateralized by U.S. Treasury Inflation-Indexed Notes, 0.375% to 1.625%, due 01/15/18 to 07/15/23. The aggregate market value of the collateral, including accrued interest, was $102,002,234.

Federal Reserve Bank of New York
7,800,000,000	0.050		09/02/14	7,800,000,000
Maturity Value: $7,800,043,333
Collateralized by U.S. Treasury Notes, 2.625% to 4.500%, due 05/15/17 to 01/31/18. The aggregate market value of the collateral, including accrued interest, was $7,800,043,335.

52	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Repurchase Agreements(a) – (continued)
Joint Repurchase Agreement Account I
$2,690,000,000	0.050%	09/02/14	$2,690,000,000
Maturity Value: $2,690,014,944

TOTAL REPURCHASE AGREEMENTS			$14,077,000,000

TOTAL INVESTMENTS – 97.0%			$16,224,559,837

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.0%			500,859,036

NET ASSETS – 100.0%			$16,725,418,873

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Unless noted, all repurchase agreements were entered into on August 29, 2014. Additional information on Joint Repurchase Agreement Account I appears on page 54.
(b)	Variable or floating rate security. Interest rate disclosed is that which is in effect at August 31, 2014.
(c)	The instrument is subject to a demand feature.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Schedule of Investments

August 31, 2014

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT I — At August 31, 2014, certain Funds had undivided interests in the Joint Repurchase Agreement Account I with a maturity date of September 2, 2014, as follows:

Fund	Principal Amount	Maturity Value	Collateral Value Allocation
Government	$250,000,000	$250,001,389	$255,000,142
Prime Obligations	160,000,000	160,000,889	163,200,091
Treasury Obligations	2,690,000,000	2,690,014,944	2,743,801,530

REPURCHASE AGREEMENTS — At August 31, 2014, the Principal Amounts of certain Funds’ interest in the Joint Repurchase Agreement Account I were as follows:

Counterparty	Interest Rate	Government	Prime Obligations	Treasury Obligations
ABN Amro Bank N.V.	0.050%	$40,322,581	$25,806,452	$433,870,968
BNP Paribas Securities Corp.	0.050	28,225,806	18,064,516	303,709,677
Deutsche Bank Securities, Inc.	0.050	181,451,613	116,129,032	1,952,419,355
TOTAL		$250,000,000	$160,000,000	$2,690,000,000

At August 31, 2014, the Joint Repurchase Agreement Account I was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
U.S. Treasury Bills	0.000%	10/30/14 to 02/05/15
U.S. Treasury Bonds	2.750 to 8.500	02/15/20 to 11/15/42
U.S. Treasury Inflation-Indexed Bond	0.625	02/15/43
U.S. Treasury Inflation-Indexed Notes	0.125 to 1.875	07/15/15 to 01/15/23
U.S. Treasury Notes	0.250 to 4.750	10/15/14 to 02/15/24

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

ADDITIONAL INVESTMENT INFORMATION (continued)

JOINT REPURCHASE AGREEMENT ACCOUNT III — At August 31, 2014, certain Funds had undivided interests in the Joint Repurchase Agreement Account III with a maturity date of September 2, 2014, as follows:

Fund	Principal Amount	Maturity Value	Collateral Value Allocation
Government	$1,310,300,000	$1,310,308,735	$1,344,672,991
Prime Obligations	1,075,000,000	1,075,007,167	1,103,200,386

REPURCHASE AGREEMENTS — At August 31, 2014, the Principal Amounts of certain Funds’ interest in the Joint Repurchase Agreement Account III were as follows:

Counterparty	Interest Rate	Government	Prime Obligations
ABN Amro Bank N.V.	0.060%	$374,371,429	$307,142,857
BNP Paribas Securities Corp.	0.060	401,112,245	329,081,633
Credit Agricole Corporate and Investment Bank	0.060	534,816,326	438,775,510
TOTAL		$1,310,300,000	$1,075,000,000

At August 31, 2014, the Joint Repurchase Agreement Account III was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Mortgage Corp.	2.500 to 5.000%	11/01/25 to 09/01/44
Federal National Mortgage Association	2.500 to 5.000	10/15/15 to 08/01/44
Government National Mortgage Association	4.000 to 5.000	12/20/40 to 12/20/43
U.S. Treasury Bond	8.500	2/15/20
U.S. Treasury Inflation-Indexed Notes	1.875 to 2.500	07/15/15 to 07/15/16
U.S. Treasury Interest-Only Stripped Securities	0.000	05/15/29 to 08/15/32
U.S. Treasury Notes	0.625 to 2.125	04/30/16 to 08/31/20

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Assets and Liabilities

August 31, 2014

Federal Fund
Assets:
Investments based on amortized cost	$9,666,668,294
Repurchase agreements based on amortized cost	—
Cash	100,103
Receivables:
Investments sold	570,046,250
Interest	10,906,798
Fund shares sold	206,361
Reimbursement from investment advisor	—
Other assets	37,732
Total assets	10,247,965,538

Liabilities:
Payables:
Management fees	585,997
Dividend distribution	15,344
Fund shares redeemed	40
Distribution and Service fees and Transfer Agent fees	—
Investments purchased	—
Accrued expenses	221,543
Total liabilities	822,924

Net Assets:
Paid-in capital	10,247,141,582
Undistributed (distributions in excess of) net investment income (loss)	1,451
Accumulated net realized gain (loss) from investments	(419)
NET ASSETS	$10,247,142,614
Net asset value, offering and redemption price per share	$1.00
Net Assets:
FST Shares	$9,153,245,997
FST Select Shares	38,053,528
FST Preferred Shares	52,417,185
FST Capital Shares	55,729,171
FST Administration Shares	403,437,855
FST Premier Shares	17,833,946
FST Service Shares	435,855,809
FST Class B Shares	—
FST Class C Shares	—
FST Resource Shares	1,000
FST Cash Management Shares	90,568,123
Total Net Assets	$10,247,142,614
Shares outstanding $0.001 par value (unlimited number of shares authorized):
FST Shares	9,153,245,075
FST Select Shares	38,053,524
FST Preferred Shares	52,417,180
FST Capital Shares	55,729,165
FST Administration Shares	403,437,814
FST Premier Shares	17,833,944
FST Service Shares	435,855,766
FST Class B Shares	—
FST Class C Shares	—
FST Resource Shares	1,000
FST Cash Management Shares	90,568,114

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Government Fund	Money Market Fund	Prime Obligations Fund	Tax-Exempt California Fund	Tax-Exempt New York Fund	Tax-Free Money Market Fund	Treasury Instruments Fund	Treasury Obligations Fund

$11,560,620,942	$19,971,697,016	$7,382,018,510	$255,834,186	$125,365,370	$5,745,543,966	$29,436,158,968	$2,147,559,837
14,303,200,000	7,486,900,000	6,537,000,000	—	—	—	—	14,077,000,000
37,411	52,950	27,900	176,004	89,660	68,640	19,227	89,527

—	—	—	—	—	—	4,711,561,875	496,272,500
4,721,450	6,664,225	2,334,673	183,029	187,836	5,181,902	46,484,185	6,185,996
244,744	1,819,531	553,824	—	—	65,660	26,814,068	—
568	—	—	117,155	157,962	—	—	—
81,462	64,358	96,291	33,267	13,392	38,585	66,627	64,945
25,868,906,577	27,467,198,080	13,922,031,198	256,343,641	125,814,220	5,750,898,753	34,221,104,950	16,727,172,805

2,021,209	3,701,712	1,761,202	—	18,410	70,817	597,050	602,176
69,706	548,818	73,503	—	—	8,377	10,110	46,600
101,636	4,511,145	462,272	—	—	59,782	484,282	793,884
—	231,378	—	—	—	—	—	—
—	—	—	278,700	—	—	1,275,420,601	—
387,557	332,612	286,396	61,399	65,297	192,937	438,062	311,272
2,580,108	9,325,665	2,583,373	340,099	83,707	331,913	1,276,950,105	1,753,932

25,866,258,701	27,457,878,425	13,919,521,328	256,052,682	125,729,683	5,751,652,778	32,944,121,042	16,725,359,606
(5,467)	(5,793)	(73,352)	—	332	(29)	—	(13,362)
73,235	(217)	(151)	(49,140)	498	(1,085,909)	33,803	72,629
$25,866,326,469	$27,457,872,415	$13,919,447,825	$256,003,542	$125,730,513	$5,750,566,840	$32,944,154,845	$16,725,418,873
$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

$22,069,515,332	$26,529,130,454	$10,934,044,001	$254,700,928	$123,515,382	$5,225,303,932	$31,170,060,566	$12,822,354,066
101,445,713	527,470,117	118,993,677	—	—	267,103,685	192,930,229	279,848,150
266,880,980	66,192,710	108,264,155	—	—	15,634,616	43,334,764	205,385,764
1,113,078,447	36,708,735	72,326,774	—	—	5,728,113	163,449,669	356,752,402
1,939,309,226	277,403,794	1,644,425,088	1,299,821	2,213,297	155,731,570	1,231,641,056	2,144,601,236
1,000	1,000	1,004	—	—	1,857,902	2,720,353	948,107
376,093,770	20,963,604	938,791,367	1,756	799	66,226,561	140,016,208	915,527,148
—	—	3,198,785	—	—	—	—	—
—	—	20,870,037	—	—	—	—	—
1,001	1,000	78,531,937	—	—	12,979,461	1,000	1,000
1,000	1,001	1,000	1,037	1,035	1,000	1,000	1,000
$25,866,326,469	$27,457,872,415	$13,919,447,825	$256,003,542	$125,730,513	$5,750,566,840	$32,944,154,845	$16,725,418,873

22,069,452,849	26,529,127,851	10,934,257,447	254,704,464	123,509,132	5,226,244,379	31,170,030,977	12,822,308,631
101,445,426	527,470,066	118,995,995	—	—	267,151,758	192,930,045	279,847,158
266,880,224	66,192,703	108,266,264	—	—	15,637,430	43,334,722	205,385,036
1,113,075,296	36,708,731	72,328,182	—	—	5,729,144	163,449,514	356,751,138
1,939,303,736	277,403,767	1,644,457,123	1,299,838	2,213,185	155,759,598	1,231,639,885	2,144,593,637
1,000	1,000	1,004	—	—	1,858,237	2,720,351	948,104
376,092,705	20,963,601	938,809,655	1,756	799	66,238,481	140,016,075	915,523,904
—	—	3,198,848	—	—	—	—	—
—	—	20,870,443	—	—	—	—	—
1,001	1,000	78,533,467	—	—	12,981,797	1,000	1,000
1,000	1,001	1,000	1,036	1,035	1,000	1,000	1,000

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Operations

For the Fiscal Year Ended August 31, 2014

Federal Fund
Investment income:
Interest income	$11,381,880
Total investment income	11,381,880

Expenses:
Fund-Level Expenses:
Management fees	23,510,896
Transfer Agent fees	1,146,873
Custody, accounting and administrative services	449,536
Registration fees	180,018
Printing and mailing fees	107,818
Professional fees	94,483
Trustee fees	33,133
Other	283,071
Subtotal	25,805,828
Class Specific Expenses:
FST Premier Share fees	3,452,674
FST Service Share fees	2,240,271
FST Administration Share fees	1,040,654
FST Cash Management Share fees	228,554
Distribution fees — FST Cash Management Shares	137,132
FST Capital Share fees	97,064
FST Preferred Share fees	54,996
FST Select Share fees	18,756
FST Resource Share fees	5
Distribution fees — FST Resource Share fees	2
Distribution and Service fees — FST Class B Shares	—
Distribution and Service fees — FST Class C Shares	—
Total expenses	33,075,936
Less — expense reductions	(22,300,348)
Net expenses	10,775,588
NET INVESTMENT INCOME (LOSS)	$606,292
Net realized gain (loss) from investment transactions	86,563
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$692,855

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Government Fund	Money Market Fund	Prime Obligations Fund	Tax-Exempt California Fund	Tax-Exempt New York Fund	Tax-Free Money Market Fund	Treasury Instruments Fund	Treasury Obligations Fund

$33,624,143	$70,215,988	$29,674,323	$253,692	$144,499	$6,406,334	$20,954,835	$10,743,167
33,624,143	70,215,988	29,674,323	253,692	144,499	6,406,334	20,954,835	10,743,167

54,775,787	59,971,759	31,712,607	943,671	544,196	11,763,070	65,520,596	26,314,593
2,671,990	2,925,452	1,546,956	26,962	15,548	573,808	3,196,127	1,283,639
1,032,713	1,109,294	602,386	15,401	8,366	229,091	1,236,473	505,871
203,094	193,271	249,179	29,417	12,896	153,323	193,423	166,358
131,083	253,987	159,078	10,541	2,259	104,571	397,809	158,458
92,412	89,018	92,366	98,768	88,066	94,474	96,108	84,282
77,555	96,051	30,905	13,336	9,959	29,321	117,203	35,727
637,457	498,784	332,397	26,214	21,061	187,480	739,996	215,871
59,622,091	65,137,616	34,725,874	1,164,310	702,351	13,135,138	71,497,735	28,764,799

19,585	123,048	4	—	—	1,820,814	923,549	256,637
1,866,089	140,541	4,423,988	7	3	251,537	828,505	4,996,498
5,194,611	838,359	4,355,051	225,856	181,151	301,977	3,387,115	3,918,471
5	5	5	5	5	5	5	5
3	3	3	5	5	3	3	3
1,023,728	66,303	161,579	—	—	7,002	220,849	423,068
262,501	103,793	234,323	—	—	18,150	72,409	130,444
32,294	81,124	51,835	—	—	81,351	85,000	68,328
5	5	434,929	—	—	144,607	5	5
1	2	130,479	—	—	43,382	1	1
—	—	36,250	—	—	—	—	—
—	—	213,157	—	—	—	—	—
68,020,913	66,490,799	44,767,477	1,390,183	883,515	15,803,966	77,015,176	38,558,259
(35,205,527)	(14,131,676)	(17,402,696)	(1,152,946)	(748,511)	(9,747,734)	(56,025,546)	(28,458,529)
32,815,386	52,359,123	27,364,781	237,237	135,004	6,056,232	20,989,630	10,099,730
$808,757	$17,856,865	$2,309,542	$16,455	$9,495	$350,102	$(34,795)	$643,437
719,076	285,042	361,415	(49,140)	3,913	(1,085,909)	368,600	213,445
$1,527,833	$18,141,907	$2,670,957	$(32,685)	$13,408	$(735,807)	$333,805	$856,882

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Changes in Net Assets

	Federal Fund		Government Fund
	For the Fiscal Year Ended August 31, 2014	For the Fiscal Year Ended August 31, 2013	For the Fiscal Year Ended August 31, 2014	For the Fiscal Year Ended August 31, 2013
From operations:
Net investment income	$606,292	$469,222	$808,757	$7,925,572
Net realized gain (loss) from investment transactions	86,563	209,677	719,076	642,441
Net increase (decrease) in net assets resulting from operations	692,855	678,899	1,527,833	8,568,013

Distributions to shareholders:
From net investment income:
FST Shares	(497,649)	(365,818)	(702,730)	(7,717,344)
FST Select Shares	(3,352)	(3,627)	(2,886)	(43,332)
FST Preferred Shares	(2,886)	(2,312)	(7,616)	(18,255)
FST Capital Shares	(3,435)	(2,844)	(22,709)	(22,334)
FST Administration Shares	(21,904)	(16,659)	(62,907)	(110,287)
FST Premier Shares	(50,903)	(51,875)	(155)	(280)
FST Service Shares	(23,694)	(21,632)	(9,746)	(13,732)
FST Class B Shares	—	—	—	—
FST Class C Shares	—	—	—	—
FST Resource Shares	(4)	(4)	(4)	(4)
FST Cash Management Shares	(2,465)	(4,451)	(4)	(4)
From net realized gains:
FST Shares	(75,153)	(157,264)	(712,063)	(409,155)
FST Select Shares	(462)	(1,479)	(3,672)	(2,709)
FST Preferred Shares	(469)	(1,004)	(8,383)	(5,012)
FST Capital Shares	(512)	(1,226)	(18,849)	(10,689)
FST Administration Shares	(3,488)	(7,052)	(63,850)	(35,686)
FST Premier Shares	(9,273)	(22,797)	(187)	(97)
FST Service Shares	(3,638)	(9,828)	(13,008)	(4,922)
FST Class B Shares	—	—	—	—
FST Class C Shares	—	—	—	—
FST Resource Shares	—	—	—	—
FST Cash Management Shares	(324)	(1,664)	—	—
Total distributions to shareholders	(699,611)	(671,536)	(1,628,769)	(8,393,842)

From share transactions (at $1.00 per share):
Proceeds from sales of shares	31,535,434,995	28,927,324,892	173,269,743,701	203,022,721,856
Reinvestment of distributions	508,688	497,169	797,472	4,111,397
Cost of shares redeemed	(31,856,198,356)	(30,199,526,281)	(172,267,998,526)	(210,919,751,182)
Net increase (decrease) in net assets resulting from share transactions	(320,254,673)	(1,271,704,220)	1,002,542,647	(7,892,917,929)
NET INCREASE (DECREASE)	(320,261,429)	(1,271,696,857)	1,002,441,711	(7,892,743,758)

Net assets:
Beginning of year	10,567,404,043	11,839,100,900	24,863,884,758	32,756,628,516
End of year	$10,247,142,614	$10,567,404,043	$25,866,326,469	$24,863,884,758
Undistributed (distributions in excess of) net investment income	$1,451	$9,920	$(5,467)	$(5,467)

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Money Market Fund		Prime Obligations Fund		Tax-Exempt California Fund
For the Fiscal Year Ended August 31, 2014	For the Fiscal Year Ended August 31, 2013	For the Fiscal Year Ended August 31, 2014	For the Fiscal Year Ended August 31, 2013	For the Fiscal Year Ended August 31, 2014	For the Fiscal Year Ended August 31, 2013

$17,856,865	$26,660,329	$2,309,542	$10,378,934	$16,455	$15,094
285,042	964,534	361,415	1,043,974	(49,140)	25,952
18,141,907	27,624,863	2,670,957	11,422,908	(32,685)	41,046

(17,735,961)	(26,509,712)	(2,070,189)	(10,217,764)	(7,263)	(5,462)
(87,304)	(128,015)	(13,276)	(116,950)	—	—
(6,272)	(7,653)	(17,295)	(8,036)	—	—
(2,721)	(1,209)	(7,949)	(4,685)	—	—
(20,720)	(11,792)	(127,468)	(22,262)	(9,184)	(9,625)
(2,153)	(1,059)	(4)	(4)	—	—
(1,726)	(881)	(65,135)	(6,891)	(4)	(4)
—	—	(269)	(69)	—	—
—	—	(1,572)	(319)	—	—
(4)	(4)	(6,382)	(1,950)	—	—
(4)	(4)	(3)	(4)	(4)	(3)

(301,844)	(884,953)	(328,375)	(769,992)	(5,577)	(14,551)
(2,698)	(4,480)	(4,760)	(13,013)	—	—
(1,142)	(1,577)	(6,423)	(10,423)	—	—
(487)	(1,107)	(2,938)	(8,647)	—	—
(3,600)	(12,316)	(48,210)	(105,223)	(11,284)	(24,490)
(417)	(1,405)	—	—	—	—
(307)	(1,176)	(24,242)	(42,522)	—	—
—	—	(98)	(224)	—	—
—	—	(581)	(1,152)	—	—
—	—	(2,403)	(5,782)	—	—
—	—	—	—	—	—
(18,167,360)	(27,567,343)	(2,727,572)	(11,335,912)	(33,316)	(54,135)

399,915,051,314	263,663,220,861	113,544,112,830	120,877,960,465	938,398,003	889,152,447
8,156,948	11,957,943	1,040,932	3,985,656	32,752	53,899
(398,188,439,577)	(258,902,065,508)	(116,973,211,346)	(121,693,644,751)	(998,662,329)	(816,221,354)
1,734,768,685	4,773,113,296	(3,428,057,584)	(811,698,630)	(60,231,574)	72,984,992
1,734,743,232	4,773,170,816	(3,428,114,199)	(811,611,634)	(60,297,575)	72,971,903

25,723,129,183	20,949,958,367	17,347,562,024	18,159,173,658	316,301,117	243,329,214
$27,457,872,415	$25,723,129,183	$13,919,447,825	$17,347,562,024	$256,003,542	$316,301,117
$(5,793)	$20,696	$(73,352)	$(107,822)	$—	$—

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Changes in Net Assets

	Tax-Exempt New York Fund
	For the Fiscal Year Ended August 31, 2014	For the Fiscal Year Ended August 31, 2013
From operations:
Net investment income (loss)	$9,495	$11,190
Net realized gain (loss) from investment transactions	3,913	12,836
Net increase (decrease) in net assets resulting from operations	13,408	24,026

Distributions to shareholders:
From net investment income:
FST Shares	(2,114)	(1,316)
FST Select Shares	—	—
FST Preferred Shares	—	—
FST Capital Shares	—	—
FST Administration Shares	(7,374)	(9,866)
FST Premier Shares	—	—
FST Service Shares	(4)	(4)
FST Resource Shares	—	—
FST Cash Management Shares	(3)	(4)
From net realized gains:
FST Shares	(980)	(1,932)
FST Select Shares	—	—
FST Preferred Shares	—	—
FST Capital Shares	—	—
FST Administration Shares	(5,921)	(12,630)
FST Premier Shares	—	—
FST Service Shares	—	—
FST Resource Shares	—	—
FST Cash Management Shares	—	—
Total distributions to shareholders	(16,396)	(25,752)

From share transactions (at $1.00 per share):
Proceeds from sales of shares	619,525,860	433,571,170
Reinvestment of distributions	16,075	25,417
Cost of shares redeemed	(640,528,744)	(488,362,222)
Net increase (decrease) in net assets resulting from share transactions	(20,986,809)	(54,765,635)
NET INCREASE (DECREASE)	(20,989,797)	(54,767,361)

Net assets:
Beginning of year	146,720,310	201,487,671
End of year	$125,730,513	$146,720,310
Undistributed (distributions in excess of) net investment income (loss)	$332	$332

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Tax-Free Money Market Fund		Treasury Instruments Fund		Treasury Obligations Fund
For the Fiscal Year Ended August 31, 2014	For the Fiscal Year Ended August 31, 2013	For the Fiscal Year Ended August 31, 2014	For the Fiscal Year Ended August 31, 2013	For the Fiscal Year Ended August 31, 2014	For the Fiscal Year Ended August 31, 2013

$350,102	$867,749	$(34,795)	$(517,580)	$643,437	$732,555
(1,085,909)	423,656	368,600	896,920	213,445	4,730
(735,807)	1,291,405	333,805	379,340	856,882	737,285

(288,216)	(802,477)	—	—	(487,430)	(511,529)
(16,545)	(12,783)	—	—	(11,721)	(11,269)
(1,107)	(1,359)	—	—	(6,675)	(7,069)
(285)	(396)	—	—	(15,071)	(15,316)
(7,370)	(11,919)	—	—	(81,267)	(100,992)
(31,741)	(36,051)	—	—	(3,904)	(6,393)
(3,069)	(1,040)	—	—	(52,483)	(59,357)
(1,765)	(1,720)	—	—	(4)	(4)
(4)	(4)	—	—	(4)	(4)

(295,357)	(437,559)	(326,424)	(281,452)	(106,478)	—
(21,408)	(13,606)	(3,117)	(2,804)	(2,466)	—
(1,091)	(1,966)	(796)	(1,614)	(1,411)	—
(199)	(716)	(1,619)	(1,998)	(2,499)	—
(7,069)	(15,279)	(14,904)	(14,725)	(16,202)	—
(38,383)	(49,471)	(2,903)	(4,184)	(677)	—
(1,250)	(1,065)	(1,823)	(2,656)	(9,878)	—
(1,780)	(2,139)	(4)	(4)	—	—
—	—	(4)	(4)	—	—
(716,639)	(1,389,550)	(351,594)	(309,441)	(798,170)	(711,933)

16,936,386,372	18,092,455,759	110,834,673,733	87,758,288,497	85,584,216,689	185,431,910,343
560,320	1,090,634	239,890	203,871	375,145	294,633
(16,917,523,600)	(18,800,677,498)	(105,671,889,320)	(85,784,588,151)	(79,249,063,394)	(186,265,880,100)
19,423,092	(707,131,105)	5,163,024,303	1,973,904,217	6,335,528,440	(833,675,124)
17,970,646	(707,229,250)	5,163,006,514	1,973,974,116	6,335,587,152	(833,649,772)

5,732,596,194	6,439,825,444	27,781,148,331	25,807,174,215	10,389,831,721	11,223,481,493
$5,750,566,840	$5,732,596,194	$32,944,154,845	$27,781,148,331	$16,725,418,873	$10,389,831,721
$(29)	$—	$—	$—	$(13,362)	$1,760

The accompanying notes are an integral part of these financial statements.	63

FINANCIAL SQUARE FEDERAL FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

Year - Share Class	Net asset value, beginning of period	Net investment income (loss)		Distributions from net investment income(a)
FOR THE FISCAL YEARS ENDED AUGUST 31,
2014 - FST Shares	$1.00	$—	(c)	$—	(c)
2014 - FST Select Shares	1.00	—	(c)	—	(c)
2014 - FST Preferred Shares	1.00	—	(c)	—	(c)
2014 - FST Capital Shares	1.00	—	(c)	—	(c)
2014 - FST Administration Shares	1.00	—	(c)	—	(c)
2014 - FST Premier Shares	1.00	—	(c)	—	(c)
2014 - FST Service Shares	1.00	—	(c)	—	(c)
2014 - FST Resource Shares	1.00	—	(c)	—	(c)
2014 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2013 - FST Shares	1.00	—	(c)	—	(c)
2013 - FST Select Shares	1.00	—	(c)	—	(c)
2013 - FST Preferred Shares	1.00	—	(c)	—	(c)
2013 - FST Capital Shares	1.00	—	(c)	—	(c)
2013 - FST Administration Shares	1.00	—	(c)	—	(c)
2013 - FST Premier Shares	1.00	—	(c)	—	(c)
2013 - FST Service Shares	1.00	—	(c)	—	(c)
2013 - FST Resource Shares	1.00	—	(c)	—	(c)
2013 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2012 - FST Shares	1.00	—	(c)	—	(c)
2012 - FST Select Shares	1.00	—	(c)	—	(c)
2012 - FST Preferred Shares	1.00	—	(c)	—	(c)
2012 - FST Capital Shares	1.00	—	(c)	—	(c)
2012 - FST Administration Shares	1.00	—	(c)	—	(c)
2012 - FST Premier Shares	1.00	—	(c)	—	(c)
2012 - FST Service Shares	1.00	—	(c)	—	(c)
2012 - FST Resource Shares	1.00	—	(c)	—	(c)
2012 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2011 - FST Shares	1.00	—	(c)	—	(c)
2011 - FST Select Shares	1.00	—	(c)	—	(c)
2011 - FST Preferred Shares	1.00	—	(c)	—	(c)
2011 - FST Capital Shares	1.00	—	(c)	—	(c)
2011 - FST Administration Shares	1.00	—	(c)	—	(c)
2011 - FST Premier Shares	1.00	—	(c)	—	(c)
2011 - FST Service Shares	1.00	—	(c)	—	(c)
2011 - FST Resource Shares	1.00	—	(c)	—	(c)
2011 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2010 - FST Shares	1.00	—	(c)	—	(c)
2010 - FST Select Shares	1.00	—	(c)	—	(c)
2010 - FST Preferred Shares	1.00	—	(c)	—	(c)
2010 - FST Capital Shares	1.00	—	(c)	—	(c)
2010 - FST Administration Shares	1.00	—	(c)	—	(c)
2010 - FST Premier Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)
2010 - FST Service Shares	1.00	—	(c)	—	(c)
2010 - FST Resource Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)
2010 - FST Cash Management Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)

(a)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.0005 per share.
(d)	Amount is less than 0.005% of average net assets.
(e)	Annualized.

64	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE FEDERAL FUND

Net asset value, end of period	Total return(b)	Net assets end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets

$1.00	0.01%	$9,153,246	0.09%		0.23%		0.01%
1.00	0.01	38,054	0.09		0.26		0.01
1.00	0.01	52,417	0.09		0.33		0.01
1.00	0.01	55,729	0.09		0.38		0.01
1.00	0.01	403,438	0.09		0.48		0.01
1.00	0.01	17,834	0.09		0.58		0.01
1.00	0.01	435,856	0.09		0.73		0.01
1.00	0.01	1	0.09		0.88		0.40
1.00	0.01	90,568	0.09		1.03		0.01
1.00	0.01	8,211,951	0.14		0.23		—	(d)
1.00	0.01	127,241	0.14		0.26		—	(d)
1.00	0.01	53,020	0.14		0.33		—	(d)
1.00	0.01	62,058	0.14		0.38		—	(d)
1.00	0.01	418,901	0.14		0.48		—	(d)
1.00	0.01	1,137,540	0.14		0.58		—	(d)
1.00	0.01	508,699	0.14		0.73		—	(d)
1.00	0.01	1	0.14		0.88		0.40
1.00	0.01	47,993	0.14		1.03		—	(d)
1.00	0.01	9,044,336	0.12		0.23		—	(d)
1.00	0.01	89,636	0.12		0.26		0.01
1.00	0.01	60,660	0.12		0.33		—	(d)
1.00	0.01	71,459	0.12		0.38		—	(d)
1.00	0.01	480,896	0.12		0.48		—	(d)
1.00	0.01	1,313,277	0.12		0.58		—	(d)
1.00	0.01	603,587	0.12		0.73		—	(d)
1.00	0.01	1	0.12		0.88		0.40
1.00	0.01	175,249	0.12		1.03		—	(d)
1.00	0.01	9,888,638	0.17		0.23		0.01
1.00	0.01	74,182	0.18		0.26		—	(d)
1.00	0.01	269,893	0.18		0.33		—	(d)
1.00	0.01	80,713	0.18		0.38		—	(d)
1.00	0.01	454,427	0.18		0.48		—	(d)
1.00	0.01	1,298,287	0.18		0.58		—	(d)
1.00	0.01	739,254	0.18		0.73		—	(d)
1.00	0.01	1	0.17		0.88		0.19
1.00	0.01	151,472	0.18		1.03		—	(d)
1.00	0.05	12,958,372	0.20		0.23		0.03
1.00	0.02	105,245	0.22		0.25		0.01
1.00	0.01	285,291	0.24		0.33		(0.01)
1.00	0.01	72,407	0.24		0.37		(0.01)
1.00	0.01	579,217	0.25		0.48		(0.01)
1.00	0.01	1,479,302	0.24	(e)	0.58	(e)	0.01	(e)
1.00	0.01	774,348	0.24		0.73		(0.01)
1.00	0.01	1	0.20	(e)	0.73	(e)	0.06	(e)
1.00	0.01	210,167	0.24	(e)	1.03	(e)	0.01	(e)

The accompanying notes are an integral part of these financial statements.	65

FINANCIAL SQUARE GOVERNMENT FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

Year - Share Class	Net asset value, beginning of period	Net investment income (loss)		Distributions from net investment income(a)
FOR THE FISCAL YEARS ENDED AUGUST 31,
2014 - FST Shares	$1.00	$—	(c)	$—	(c)
2014 - FST Select Shares	1.00	—	(c)	—	(c)
2014 - FST Preferred Shares	1.00	—	(c)	—	(c)
2014 - FST Capital Shares	1.00	—	(c)	—	(c)
2014 - FST Administration Shares	1.00	—	(c)	—	(c)
2014 - FST Premier Shares	1.00	—	(c)	—	(c)
2014 - FST Service Shares	1.00	—	(c)	—	(c)
2014 - FST Resource Shares	1.00	—	(c)	—	(c)
2014 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2013 - FST Shares	1.00	—	(c)	—	(c)
2013 - FST Select Shares	1.00	—	(c)	—	(c)
2013 - FST Preferred Shares	1.00	—	(c)	—	(c)
2013 - FST Capital Shares	1.00	—	(c)	—	(c)
2013 - FST Administration Shares	1.00	—	(c)	—	(c)
2013 - FST Premier Shares	1.00	—	(c)	—	(c)
2013 - FST Service Shares	1.00	—	(c)	—	(c)
2013 - FST Resource Shares	1.00	—	(c)	—	(c)
2013 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2012 - FST Shares	1.00	—	(c)	—	(c)
2012 - FST Select Shares	1.00	—	(c)	—	(c)
2012 - FST Preferred Shares	1.00	—	(c)	—	(c)
2012 - FST Capital Shares	1.00	—	(c)	—	(c)
2012 - FST Administration Shares	1.00	—	(c)	—	(c)
2012 - FST Premier Shares	1.00	—	(c)	—	(c)
2012 - FST Service Shares	1.00	—	(c)	—	(c)
2012 - FST Resource Shares	1.00	—	(c)	—	(c)
2012 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2011 - FST Shares	1.00	—	(c)	—	(c)
2011 - FST Select Shares	1.00	—	(c)	—	(c)
2011 - FST Preferred Shares	1.00	—	(c)	—	(c)
2011 - FST Capital Shares	1.00	—	(c)	—	(c)
2011 - FST Administration Shares	1.00	—	(c)	—	(c)
2011 - FST Premier Shares	1.00	—	(c)	—	(c)
2011 - FST Service Shares	1.00	—	(c)	—	(c)
2011 - FST Resource Shares	1.00	—	(c)	—	(c)
2011 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2010 - FST Shares	1.00	0.001		(0.001)
2010 - FST Select Shares	1.00	0.001		(0.001)
2010 - FST Preferred Shares	1.00	—	(c)	—	(c)
2010 - FST Capital Shares	1.00	—	(c)	—	(c)
2010 - FST Administration Shares	1.00	—	(c)	—	(c)
2010 - FST Premier Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)
2010 - FST Service Shares	1.00	—	(c)	—	(c)
2010 - FST Resource Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)
2010 - FST Cash Management Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)

(a)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.0005 per share.
(d)	Amount is less than 0.005% of average net assets.
(e)	Annualized.

66	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE GOVERNMENT FUND

Net asset value, end of period	Total return(b)	Net assets end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets

$1.00	0.01%	$22,069,515	0.12%		0.23%		—	%(d)
1.00	0.01	101,446	0.12		0.26		—	(d)
1.00	0.01	266,881	0.12		0.33		—	(d)
1.00	0.01	1,113,078	0.12		0.38		—	(d)
1.00	0.01	1,939,309	0.12		0.48		—	(d)
1.00	0.01	1	0.12		0.58		—	(d)
1.00	0.01	376,094	0.12		0.73		—	(d)
1.00	0.01	1	0.12		0.88		0.40
1.00	0.01	1	0.12		1.03		0.40
1.00	0.03	21,751,069	0.18		0.23		0.03
1.00	0.01	145,992	0.20		0.26		0.02
1.00	0.01	305,546	0.21		0.33		—	(d)
1.00	0.01	411,426	0.20		0.38		—	(d)
1.00	0.01	1,983,578	0.20		0.48		—	(d)
1.00	0.01	5,416	0.20		0.58		—	(d)
1.00	0.01	260,856	0.20		0.73		—	(d)
1.00	0.01	1	0.18		0.88		0.40
1.00	0.01	1	0.18		1.03		0.40
1.00	0.03	28,326,048	0.18		0.23		0.03
1.00	0.01	628,155	0.20		0.26		0.01
1.00	0.01	546,452	0.20		0.33		0.01
1.00	0.01	493,427	0.20		0.38		0.01
1.00	0.01	2,382,900	0.20		0.48		0.01
1.00	0.01	5,594	0.21		0.58		0.01
1.00	0.01	374,051	0.20		0.73		0.01
1.00	0.01	1	0.18		0.88		0.40
1.00	0.01	1	0.18		1.03		0.40
1.00	0.04	20,959,643	0.18		0.23		0.04
1.00	0.02	474,953	0.20		0.26		0.03
1.00	0.01	652,225	0.22		0.33		—	(d)
1.00	0.01	815,275	0.22		0.38		—	(d)
1.00	0.01	1,956,642	0.22		0.48		—	(d)
1.00	0.01	1	0.22		0.58		0.28
1.00	0.01	478,866	0.21		0.73		—	(d)
1.00	0.01	1	0.22		0.88		0.28
1.00	0.01	1	0.22		1.03		—	(d)
1.00	0.08	26,136,102	0.18		0.23		0.06
1.00	0.05	1,225,360	0.21		0.26		0.03
1.00	0.02	783,466	0.25		0.33		(0.01)
1.00	0.01	859,594	0.25		0.38		(0.01)
1.00	0.01	2,397,534	0.25		0.48		(0.02)
1.00	0.01	1	0.18	(e)	0.58	(e)	0.25	(e)
1.00	0.01	377,138	0.25		0.73		(0.02)
1.00	0.01	1	0.18	(e)	0.73	(e)	0.25	(e)
1.00	0.01	1	0.30	(e)	1.03	(e)	(0.18	)(e)

The accompanying notes are an integral part of these financial statements.	67

FINANCIAL SQUARE MONEY MARKET FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

Year - Share Class	Net asset value, beginning of period	Net investment income (loss)		Distributions from net investment income(a)
FOR THE FISCAL YEARS ENDED AUGUST 31,
2014 - FST Shares	$1.00	$0.001		$(0.001)
2014 - FST Select Shares	1.00	—	(c)	—	(c)
2014 - FST Preferred Shares	1.00	—	(c)	—	(c)
2014 - FST Capital Shares	1.00	—	(c)	—	(c)
2014 - FST Administration Shares	1.00	—	(c)	—	(c)
2014 - FST Premier Shares	1.00	—	(c)	—	(c)
2014 - FST Service Shares	1.00	—	(c)	—	(c)
2014 - FST Resource Shares	1.00	—	(c)	—	(c)
2014 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2013 - FST Shares	1.00	0.001		(0.001)
2013 - FST Select Shares	1.00	0.001		(0.001)
2013 - FST Preferred Shares	1.00	—	(c)	—	(c)
2013 - FST Capital Shares	1.00	—	(c)	—	(c)
2013 - FST Administration Shares	1.00	—	(c)	—	(c)
2013 - FST Premier Shares	1.00	—	(c)	—	(c)
2013 - FST Service Shares	1.00	—	(c)	—	(c)
2013 - FST Resource Shares	1.00	—	(c)	—	(c)
2013 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2012 - FST Shares	1.00	0.002		(0.002)
2012 - FST Select Shares	1.00	0.001		(0.001)
2012 - FST Preferred Shares	1.00	0.001		(0.001)
2012 - FST Capital Shares	1.00	—	(c)	—	(c)
2012 - FST Administration Shares	1.00	—	(c)	—	(c)
2012 - FST Premier Shares	1.00	—	(c)	—	(c)
2012 - FST Service Shares	1.00	—	(c)	—	(c)
2012 - FST Resource Shares	1.00	—	(c)	—	(c)
2012 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2011 - FST Shares	1.00	0.001		(0.001)
2011 - FST Select Shares	1.00	0.001		(0.001)
2011 - FST Preferred Shares	1.00	—	(c)	—	(c)
2011 - FST Capital Shares	1.00	—	(c)	—	(c)
2011 - FST Administration Shares	1.00	—	(c)	—	(c)
2011 - FST Premier Shares	1.00	—	(c)	—	(c)
2011 - FST Service Shares	1.00	—	(c)	—	(c)
2011 - FST Resource Shares	1.00	—	(c)	—	(c)
2011 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2010 - FST Shares	1.00	0.001		(0.001)
2010 - FST Select Shares	1.00	0.001		(0.001)
2010 - FST Preferred Shares	1.00	—	(c)	—	(c)
2010 - FST Capital Shares	1.00	—	(c)	—	(c)
2010 - FST Administration Shares	1.00	—	(c)	—	(c)
2010 - FST Premier Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)
2010 - FST Service Shares	1.00	—	(c)	—	(c)
2010 - FST Resource Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)
2010 - FST Cash Management Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)

(a)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.0005 per share.
(d)	Amount is less than 0.005% of average net assets.
(e)	Annualized.

68	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE MONEY MARKET FUND

Net asset value, end of period	Total return(b)	Net assets end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets

$1.00	0.06%	$26,529,130	0.18%		0.23%		0.06%
1.00	0.03	527,470	0.21		0.26		0.03
1.00	0.01	66,193	0.24		0.33		0.01
1.00	0.01	36,709	0.24		0.38		0.01
1.00	0.01	277,404	0.24		0.48		0.01
1.00	0.01	1	0.24		0.58		0.01
1.00	0.01	20,963	0.24		0.73		0.01
1.00	0.01	1	0.18		0.88		0.40
1.00	0.01	1	0.18		1.03		0.40
1.00	0.11	25,047,026	0.18		0.23		0.11
1.00	0.08	178,080	0.21		0.26		0.08
1.00	0.02	44,177	0.27		0.33		0.02
1.00	0.01	44,542	0.28		0.38		—	(d)
1.00	0.01	338,423	0.29		0.48		—	(d)
1.00	0.01	30,335	0.28		0.58		—	(d)
1.00	0.01	40,544	0.28		0.73		—	(d)
1.00	0.01	1	0.18		0.88		0.40
1.00	0.01	1	0.18		1.03		0.40
1.00	0.17	20,278,527	0.18		0.23		0.17
1.00	0.14	151,931	0.21		0.26		0.14
1.00	0.07	34,142	0.28		0.33		0.07
1.00	0.03	31,393	0.33		0.38		0.02
1.00	0.01	400,478	0.35		0.48		0.01
1.00	0.01	28,554	0.35		0.58		0.01
1.00	0.01	24,931	0.34		0.73		0.01
1.00	0.01	1	0.18		0.88		0.40
1.00	0.01	1	0.18		1.03		0.40
1.00	0.14	19,751,293	0.18		0.23		0.14
1.00	0.11	212,150	0.21		0.26		0.10
1.00	0.04	57,885	0.28		0.33		0.04
1.00	0.02	47,555	0.31		0.38		0.01
1.00	0.01	567,818	0.32		0.48		—	(d)
1.00	0.01	10,572	0.29		0.58		—	(d)
1.00	0.01	148,341	0.31		0.73		—	(d)
1.00	0.01	1	0.28		0.88		0.32
1.00	0.01	1	0.40		1.03		(0.07)
1.00	0.13	15,510,366	0.18		0.23		0.10
1.00	0.10	368,196	0.21		0.26		0.11
1.00	0.04	97,072	0.27		0.33		0.03
1.00	0.02	81,640	0.29		0.38		—	(d)
1.00	0.01	780,326	0.30		0.48		(0.01)
1.00	0.01	1	0.40	(e)	0.58	(e)	0.01	(e)
1.00	0.01	173,360	0.29		0.73		(0.02)
1.00	0.01	1	0.18	(e)	0.73	(e)	0.31	(e)
1.00	0.01	1	0.48	(e)	0.97	(e)	(0.22	)(e)

The accompanying notes are an integral part of these financial statements.	69

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

Year - Share Class	Net asset value, beginning of period	Net investment income (loss)		Distributions from net investment income(a)
FOR THE FISCAL YEARS ENDED AUGUST 31,
2014 - FST Shares	$1.00	$—	(c)	$—	(c)
2014 - FST Select Shares	1.00	—	(c)	—	(c)
2014 - FST Preferred Shares	1.00	—	(c)	—	(c)
2014 - FST Capital Shares	1.00	—	(c)	—	(c)
2014 - FST Administration Shares	1.00	—	(c)	—	(c)
2014 - FST Premier Shares	1.00	—	(c)	—	(c)
2014 - FST Service Shares	1.00	—	(c)	—	(c)
2014 - FST Resource Shares	1.00	—	(c)	—	(c)
2014 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2014 - FST Class B Shares	1.00	—	(c)	—	(c)
2014 - FST Class C Shares	1.00	—	(c)	—	(c)
2013 - FST Shares	1.00	0.001		(0.001)
2013 - FST Select Shares	1.00	—	(c)	—	(c)
2013 - FST Preferred Shares	1.00	—	(c)	—	(c)
2013 - FST Capital Shares	1.00	—	(c)	—	(c)
2013 - FST Administration Shares	1.00	—	(c)	—	(c)
2013 - FST Premier Shares	1.00	—	(c)	—	(c)
2013 - FST Service Shares	1.00	—	(c)	—	(c)
2013 - FST Resource Shares	1.00	—	(c)	—	(c)
2013 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2013 - FST Class B Shares	1.00	—	(c)	—	(c)
2013 - FST Class C Shares	1.00	—	(c)	—	(c)
2012 - FST Shares	1.00	0.001		(0.001)
2012 - FST Select Shares	1.00	0.001		(0.001)
2012 - FST Preferred Shares	1.00	—	(c)	—	(c)
2012 - FST Capital Shares	1.00	—	(c)	—	(c)
2012 - FST Administration Shares	1.00	—	(c)	—	(c)
2012 - FST Premier Shares	1.00	—	(c)	—	(c)
2012 - FST Service Shares	1.00	—	(c)	—	(c)
2012 - FST Resource Shares	1.00	—	(c)	—	(c)
2012 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2012 - FST Class B Shares	1.00	—	(c)	—	(c)
2012 - FST Class C Shares	1.00	—	(c)	—	(c)
2011 - FST Shares	1.00	0.001		(0.001)
2011 - FST Select Shares	1.00	0.001		(0.001)
2011 - FST Preferred Shares	1.00	—	(c)	—	(c)
2011 - FST Capital Shares	1.00	—	(c)	—	(c)
2011 - FST Administration Shares	1.00	—	(c)	—	(c)
2011 - FST Premier Shares	1.00	—	(c)	—	(c)
2011 - FST Service Shares	1.00	—	(c)	—	(c)
2011 - FST Resource Shares	1.00	—	(c)	—	(c)
2011 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2011 - FST Class B Shares	1.00	—	(c)	—	(c)
2011 - FST Class C Shares	1.00	—	(c)	—	(c)
2010 - FST Shares	1.00	0.001		(0.001)
2010 - FST Select Shares	1.00	0.001		(0.001)
2010 - FST Preferred Shares	1.00	—	(c)	—	(c)
2010 - FST Capital Shares	1.00	—	(c)	—	(c)
2010 - FST Administration Shares	1.00	—	(c)	—	(c)
2010 - FST Premier Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)
2010 - FST Service Shares	1.00	—	(c)	—	(c)
2010 - FST Resource Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)
2010 - FST Cash Management Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)
2010 - FST Class B Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)
2010 - FST Class C Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)

(a)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.0005 per share.
(d)	Amount is less than 0.005% of average net assets.
(e)	Annualized.

70	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Net asset value, end of period	Total return(b)	Net assets end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets

$1.00	0.02%	$10,934,044	0.18%		0.23%		0.02%
1.00	0.01	118,994	0.19		0.26		0.01
1.00	0.01	108,264	0.19		0.33		0.01
1.00	0.01	72,327	0.19		0.38		0.01
1.00	0.01	1,644,425	0.19		0.48		0.01
1.00	0.01	1	0.18		0.58		0.40
1.00	0.01	938,791	0.19		0.73		0.01
1.00	0.01	78,532	0.19		0.88		0.01
1.00	0.01	1	0.18		1.03		0.40
1.00	0.01	3,199	0.19		1.23		0.01
1.00	0.01	20,870	0.19		1.23		0.01
1.00	0.07	13,339,031	0.18		0.23		0.07
1.00	0.05	212,468	0.21		0.26		0.04
1.00	0.01	227,037	0.24		0.33		—	(d)
1.00	0.01	102,509	0.26		0.38		—	(d)
1.00	0.01	2,579,850	0.24		0.48		—	(d)
1.00	0.01	1	0.18		0.58		0.40
1.00	0.01	767,593	0.24		0.73		—	(d)
1.00	0.01	91,805	0.25		0.88		—	(d)
1.00	0.01	1	0.18		1.03		0.40
1.00	0.01	4,161	0.25		1.23		—	(d)
1.00	0.01	23,106	0.25		1.23		—	(d)
1.00	0.12	14,614,135	0.18		0.23		0.11
1.00	0.09	325,596	0.21		0.26		0.09
1.00	0.02	206,707	0.27		0.33		0.02
1.00	0.01	187,844	0.29		0.38		—	(d)
1.00	0.01	1,888,821	0.29		0.48		—	(d)
1.00	0.01	1	0.18		0.58		0.40
1.00	0.01	764,803	0.29		0.73		—	(d)
1.00	0.01	139,778	0.29		0.88		—	(d)
1.00	0.01	1	0.18		1.03		0.40
1.00	0.01	5,188	0.29		1.23		—	(d)
1.00	0.01	26,300	0.29		1.23		—	(d)
1.00	0.10	17,670,097	0.18		0.23		0.10
1.00	0.07	151,663	0.21		0.26		0.07
1.00	0.02	406,827	0.26		0.33		0.02
1.00	0.01	179,018	0.28		0.38		0.01
1.00	0.01	2,875,584	0.27		0.48		0.01
1.00	0.01	1	0.23		0.58		0.30
1.00	0.01	762,833	0.27		0.73		0.01
1.00	0.01	147,232	0.27		0.88		0.01
1.00	0.01	1	0.32		1.03		0.03
1.00	0.01	7,762	0.27		1.23		0.01
1.00	0.01	32,646	0.27		1.23		0.01
1.00	0.12	22,977,394	0.18		0.23		0.10
1.00	0.09	106,849	0.21		0.26		0.06
1.00	0.04	350,484	0.26		0.33		0.01
1.00	0.02	325,649	0.28		0.38		(0.01)
1.00	0.01	3,194,694	0.29		0.48		(0.01)
1.00	0.01	1	0.34	(e)	0.58	(e)	0.11	(e)
1.00	0.01	757,826	0.29		0.73		(0.01)
1.00	0.01	7,827	0.36	(e)	1.23	(e)	0.02	(e)
1.00	0.01	29,973	0.36	(e)	1.23	(e)	0.01	(e)
1.00	0.01	134,763	0.35	(e)	0.73	(e)	0.01	(e)
1.00	0.01	1	0.36	(e)	1.03	(e)	(0.37	)(e)

The accompanying notes are an integral part of these financial statements.	71

FINANCIAL SQUARE TAX-EXEMPT CALIFORNIA FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

Year - Share Class	Net asset value, beginning of year	Net investment income (loss)		Distributions from net investment income(a)
FOR THE FISCAL YEARS ENDED AUGUST 31,
2014 - FST Shares	$1.00	$—	(c)	$—	(c)
2014 - FST Administration Shares	1.00	—	(c)	—	(c)
2014 - FST Service Shares	1.00	—	(c)	—	(c)
2014 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2013 - FST Shares	1.00	—	(c)	—	(c)
2013 - FST Administration Shares	1.00	—	(c)	—	(c)
2013 - FST Service Shares	1.00	—	(c)	—	(c)
2013 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2012 - FST Shares	1.00	—	(c)	—	(c)
2012 - FST Administration Shares	1.00	—	(c)	—	(c)
2012 - FST Service Shares	1.00	—	(c)	—	(c)
2012 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2011 - FST Shares	1.00	—	(c)	—	(c)
2011 - FST Administration Shares	1.00	—	(c)	—	(c)
2011 - FST Service Shares	1.00	—	(c)	—	(c)
2011 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2010 - FST Shares	1.00	—	(c)	—	(c)
2010 - FST Administration Shares	1.00	—	(c)	—	(c)
2010 - FST Service Shares	1.00	—	(c)	—	(c)
2010 - FST Cash Management Shares	1.00	—	(c)	—	(c)

(a)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.0005 per share.

72	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-EXEMPT CALIFORNIA FUND

Net asset value, end of year	Total return(b)	Net assets end of period (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets

$1.00	0.01%	$254,701	0.09%	0.43%	0.01%
1.00	0.01	1,300	0.09	0.58	0.01
1.00	0.01	2	0.09	0.83	0.23
1.00	0.01	1	0.09	1.43	0.39
1.00	0.02	91,299	0.15	0.41	0.01
1.00	0.02	224,999	0.15	0.56	0.01
1.00	0.02	2	0.15	0.81	0.23
1.00	0.02	1	0.15	1.41	0.39
1.00	0.01	91,478	0.15	0.48	0.01
1.00	0.01	151,848	0.15	0.63	0.01
1.00	0.01	2	0.15	0.88	0.23
1.00	0.01	1	0.15	1.48	0.29
1.00	0.01	88,040	0.24	0.50	0.01
1.00	0.01	145,131	0.24	0.65	0.01
1.00	0.01	2	0.24	0.90	0.11
1.00	0.01	1	0.24	1.50	0.09
1.00	0.01	83,316	0.30	0.46	0.01
1.00	0.01	160,396	0.30	0.61	0.01
1.00	0.01	2	0.30	0.86	0.04
1.00	0.01	1	0.30	0.96	(0.08)

The accompanying notes are an integral part of these financial statements.	73

FINANCIAL SQUARE TAX-EXEMPT NEW YORK FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

Year - Share Class	Net asset value, beginning of year	Net investment income (loss)		Distributions from net investment income(a)
FOR THE FISCAL YEARS ENDED AUGUST 31,
2014 - FST Shares	$1.00	$—	(c)	$—	(c)
2014 - FST Administration Shares	1.00	—	(c)	—	(c)
2014 - FST Service Shares	1.00	—	(c)	—	(c)
2014 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2013 - FST Shares	1.00	—	(c)	—	(c)
2013 - FST Administration Shares	1.00	—	(c)	—	(c)
2013 - FST Service Shares	1.00	—	(c)	—	(c)
2013 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2012 - FST Shares	1.00	—	(c)	—	(c)
2012 - FST Administration Shares	1.00	—	(c)	—	(c)
2012 - FST Service Shares	1.00	—	(c)	—	(c)
2012 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2011 - FST Shares	1.00	—	(c)	—	(c)
2011 - FST Administration Shares	1.00	—	(c)	—	(c)
2011 - FST Service Shares	1.00	—	(c)	—	(c)
2011 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2010 - FST Shares	1.00	—	(c)	—	(c)
2010 - FST Administration Shares	1.00	—	(c)	—	(c)
2010 - FST Service Shares	1.00	—	(c)	—	(c)
2010 - FST Cash Management Shares	1.00	—	(c)	—	(c)

(a)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.0005 per share.

74	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-EXEMPT NEW YORK FUND

Net asset value, end of year	Total return(b)	Net assets end of period (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets

$1.00	0.01%	$123,516	0.09%	0.45%	0.01%
1.00	0.01	2,213	0.09	0.60	0.01
1.00	0.01	1	0.09	0.85	0.50
1.00	0.01	1	0.09	1.45	0.39
1.00	0.01	18,880	0.14	0.42	0.01
1.00	0.01	127,838	0.14	0.57	0.01
1.00	0.01	1	0.14	0.82	0.50
1.00	0.01	1	0.14	1.42	0.39
1.00	0.01	21,067	0.16	0.52	0.01
1.00	0.01	180,419	0.16	0.67	0.01
1.00	0.01	1	0.16	0.92	0.50
1.00	0.01	1	0.16	1.52	0.39
1.00	0.03	20,954	0.22	0.55	0.01
1.00	0.03	140,452	0.22	0.70	0.01
1.00	0.03	1	0.22	0.95	0.28
1.00	0.03	1	0.22	1.55	0.08
1.00	0.03	49,859	0.30	0.46	0.01
1.00	0.03	127,395	0.30	0.61	0.01
1.00	0.03	1	0.30	0.86	0.01
1.00	0.03	1	0.30	0.96	(0.03)

The accompanying notes are an integral part of these financial statements.	75

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

Year - Share Class	Net asset value, beginning of period	Net investment income (loss)		Distributions from net investment income(a)
FOR THE FISCAL YEARS ENDED AUGUST 31,
2014 - FST Shares	$1.00	$—	(c)	$—	(c)
2014 - FST Select Shares	1.00	—	(c)	—	(c)
2014 - FST Preferred Shares	1.00	—	(c)	—	(c)
2014 - FST Capital Shares	1.00	—	(c)	—	(c)
2014 - FST Administration Shares	1.00	—	(c)	—	(c)
2014 - FST Premier Shares	1.00	—	(c)	—	(c)
2014 - FST Service Shares	1.00	—	(c)	—	(c)
2014 - FST Resource Shares	1.00	—	(c)	—	(c)
2014 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2013 - FST Shares	1.00	—	(c)	—	(c)
2013 - FST Select Shares	1.00	—	(c)	—	(c)
2013 - FST Preferred Shares	1.00	—	(c)	—	(c)
2013 - FST Capital Shares	1.00	—	(c)	—	(c)
2013 - FST Administration Shares	1.00	—	(c)	—	(c)
2013 - FST Premier Shares	1.00	—	(c)	—	(c)
2013 - FST Service Shares	1.00	—	(c)	—	(c)
2013 - FST Resource Shares	1.00	—	(c)	—	(c)
2013 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2012 - FST Shares	1.00	—	(c)	—	(c)
2012 - FST Select Shares	1.00	—	(c)	—	(c)
2012 - FST Preferred Shares	1.00	—	(c)	—	(c)
2012 - FST Capital Shares	1.00	—	(c)	—	(c)
2012 - FST Administration Shares	1.00	—	(c)	—	(c)
2012 - FST Premier Shares	1.00	—	(c)	—	(c)
2012 - FST Service Shares	1.00	—	(c)	—	(c)
2012 - FST Resource Shares	1.00	—	(c)	—	(c)
2012 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2011 - FST Shares	1.00	0.001		(0.001)
2011 - FST Select Shares	1.00	0.001		(0.001)
2011 - FST Preferred Shares	1.00	—	(c)	—	(c)
2011 - FST Capital Shares	1.00	—	(c)	—	(c)
2011 - FST Administration Shares	1.00	—	(c)	—	(c)
2011 - FST Premier Shares	1.00	—	(c)	—	(c)
2011 - FST Service Shares	1.00	—	(c)	—	(c)
2011 - FST Resource Shares	1.00	—	(c)	—	(c)
2011 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2010 - FST Shares	1.00	0.002		(0.002)
2010 - FST Select Shares	1.00	0.001		(0.001)
2010 - FST Preferred Shares	1.00	0.001		(0.001)
2010 - FST Capital Shares	1.00	—	(c)	—	(c)
2010 - FST Administration Shares	1.00	—	(c)	—	(c)
2010 - FST Premier Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)
2010 - FST Service Shares	1.00	—	(c)	—	(c)
2010 - FST Resource Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)
2010 - FST Cash Management Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)

(a)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.0005 per share.
(d)	Annualized.

76	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Net asset value, end of period	Total return(b)	Net assets end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets

$1.00	0.01%	$5,225,304	0.10%		0.23%		0.01%
1.00	0.01	267,104	0.10		0.26		0.01
1.00	0.01	15,635	0.10		0.33		0.01
1.00	0.01	5,728	0.10		0.38		0.01
1.00	0.01	155,732	0.10		0.48		0.01
1.00	0.01	1,858	0.10		0.58		0.01
1.00	0.01	66,226	0.10		0.73		0.01
1.00	0.01	12,979	0.10		0.88		0.01
1.00	0.01	1	0.10		1.03		0.40
1.00	0.02	4,762,419	0.15		0.23		0.02
1.00	0.02	197,985	0.16		0.26		0.01
1.00	0.01	19,349	0.16		0.33		0.01
1.00	0.01	3,511	0.16		0.38		0.01
1.00	0.01	134,037	0.16		0.48		0.01
1.00	0.01	572,262	0.16		0.58		0.01
1.00	0.01	16,214	0.16		0.73		0.01
1.00	0.01	26,818	0.16		0.88		0.01
1.00	0.01	1	0.15		1.03		0.40
1.00	0.02	5,462,807	0.17		0.23		0.02
1.00	0.02	102,994	0.18		0.26		0.01
1.00	0.01	22,477	0.18		0.33		0.01
1.00	0.01	11,793	0.18		0.38		0.01
1.00	0.01	217,010	0.18		0.48		0.01
1.00	0.01	565,678	0.18		0.58		0.01
1.00	0.01	29,450	0.18		0.73		0.01
1.00	0.01	27,615	0.18		0.88		0.01
1.00	0.01	1	0.17		1.03		0.40
1.00	0.10	6,489,440	0.18		0.23		0.09
1.00	0.07	44,349	0.21		0.26		0.07
1.00	0.03	24,222	0.25		0.33		0.02
1.00	0.02	4,945	0.26		0.38		0.01
1.00	0.02	379,465	0.26		0.48		0.01
1.00	0.02	564,168	0.26		0.58		0.01
1.00	0.02	30,063	0.27		0.73		0.01
1.00	0.02	22,464	0.25		0.88		0.01
1.00	0.02	1	0.31		1.03		0.11
1.00	0.15	8,900,260	0.18		0.23		0.14
1.00	0.12	51,856	0.21		0.26		0.11
1.00	0.06	42,240	0.28		0.33		0.04
1.00	0.03	10,406	0.30		0.37		0.02
1.00	0.02	315,835	0.33		0.48		0.01
1.00	0.01	544,328	0.30	(d)	0.57	(d)	0.01	(d)
1.00	0.02	44,690	0.31		0.73		0.01
1.00	0.01	14,282	0.32	(d)	0.73	(d)	0.01	(d)
1.00	0.01	1	0.40	(d)	1.02	(d)	0.04	(d)

The accompanying notes are an integral part of these financial statements.	77

FINANCIAL SQUARE TREASURY INSTRUMENTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

Year - Share Class	Net asset value, beginning of period	Net investment income (loss)		Distributions from net investment income(a)
FOR THE FISCAL YEARS ENDED AUGUST 31,
2014 - FST Shares	$1.00	$—	(c)	$—	(c)
2014 - FST Select Shares	1.00	—	(c)	—	(c)
2014 - FST Preferred Shares	1.00	—	(c)	—	(c)
2014 - FST Capital Shares	1.00	—	(c)	—	(c)
2014 - FST Administration Shares	1.00	—	(c)	—	(c)
2014 - FST Premier Shares	1.00	—	(c)	—	(c)
2014 - FST Service Shares	1.00	—	(c)	—	(c)
2014 - FST Resource Shares	1.00	—	(c)	—	(c)
2014 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2013 - FST Shares	1.00	—	(c)	—	(c)
2013 - FST Select Shares	1.00	—	(c)	—	(c)
2013 - FST Preferred Shares	1.00	—	(c)	—	(c)
2013 - FST Capital Shares	1.00	—	(c)	—	(c)
2013 - FST Administration Shares	1.00	—	(c)	—	(c)
2013 - FST Premier Shares	1.00	—	(c)	—	(c)
2013 - FST Service Shares	1.00	—	(c)	—	(c)
2013 - FST Resource Shares	1.00	—	(c)	—	(c)
2013 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2012 - FST Shares	1.00	—	(c)	—	(c)
2012 - FST Select Shares	1.00	—	(c)	—	(c)
2012 - FST Preferred Shares	1.00	—	(c)	—	(c)
2012 - FST Capital Shares	1.00	—	(c)	—	(c)
2012 - FST Administration Shares	1.00	—	(c)	—	(c)
2012 - FST Premier Shares	1.00	—	(c)	—	(c)
2012 - FST Service Shares	1.00	—	(c)	—	(c)
2012 - FST Resource Shares	1.00	—	(c)	—	(c)
2012 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2011 - FST Shares	1.00	—	(c)	—	(c)
2011 - FST Select Shares	1.00	—	(c)	—	(c)
2011 - FST Preferred Shares	1.00	—	(c)	—	(c)
2011 - FST Capital Shares	1.00	—	(c)	—	(c)
2011 - FST Administration Shares	1.00	—	(c)	—	(c)
2011 - FST Premier Shares	1.00	—	(c)	—	(c)
2011 - FST Service Shares	1.00	—	(c)	—	(c)
2011 - FST Resource Shares	1.00	—	(c)	—	(c)
2011 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2010 - FST Shares	1.00	—	(c)	—	(c)
2010 - FST Select Shares	1.00	—	(c)	—	(c)
2010 - FST Preferred Shares	1.00	—	(c)	—	(c)
2010 - FST Capital Shares	1.00	—	(c)	—	(c)
2010 - FST Administration Shares	1.00	—	(c)	—	(c)
2010 - FST Premier Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)
2010 - FST Service Shares	1.00	—	(c)	—	(c)
2010 - FST Resource Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)
2010 - FST Cash Management Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)

(a)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.0005 per share.
(d)	Amount is less than 0.005%.
(e)	Amount is less than 0.005% of average net assets.
(f)	Annualized.

78	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY INSTRUMENTS FUND

Net asset value, end of period	Total return(b)		Net assets end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets

$1.00	—	%(d)	$31,170,061	0.07%		0.23%		—	%(e)
1.00	—	(d)	192,930	0.07		0.26		—	(e)
1.00	—	(d)	43,335	0.07		0.33		—	(e)
1.00	—	(d)	163,450	0.07		0.38		—	(e)
1.00	—	(d)	1,231,641	0.07		0.48		—	(e)
1.00	—	(d)	2,720	0.07		0.58		—	(e)
1.00	—	(d)	140,016	0.07		0.73		—	(e)
1.00	—	(d)	1	0.07		0.88		0.40
1.00	—	(d)	1	0.07		1.03		0.40
1.00	—	(d)	25,382,266	0.10		0.23		—	(e)
1.00	—	(d)	224,452	0.10		0.26		—	(e)
1.00	—	(d)	110,400	0.10		0.33		—	(e)
1.00	—	(d)	165,250	0.10		0.38		—	(e)
1.00	—	(d)	1,352,128	0.10		0.48		—	(e)
1.00	—	(d)	360,992	0.10		0.58		—	(e)
1.00	—	(d)	185,658	0.10		0.73		—	(e)
1.00	—	(d)	1	0.10		0.88		—	(e)
1.00	—	(d)	1	0.10		1.03		—	(e)
1.00	—	(d)	23,364,396	0.07		0.23		—	(e)
1.00	—	(d)	110,090	0.07		0.26		—	(e)
1.00	—	(d)	156,016	0.07		0.33		—	(e)
1.00	—	(d)	157,629	0.07		0.38		—	(e)
1.00	—	(d)	1,319,295	0.07		0.48		—	(e)
1.00	—	(d)	401,333	0.07		0.58		—	(e)
1.00	—	(d)	298,413	0.07		0.73		—	(e)
1.00	—	(d)	1	0.07		0.88		0.40
1.00	—	(d)	1	0.07		1.03		0.40
1.00	0.01		20,395,424	0.11		0.23		—	(e)
1.00	0.01		139,086	0.11		0.26		—	(e)
1.00	0.01		193,741	0.11		0.33		—	(e)
1.00	0.01		170,654	0.11		0.38		—	(e)
1.00	0.01		1,279,893	0.11		0.48		—	(e)
1.00	0.01		429,876	0.11		0.58		—	(e)
1.00	0.01		298,809	0.11		0.73		—	(e)
1.00	0.01		1	0.11		0.88		0.19
1.00	0.01		1	0.11		1.03		0.23
1.00	0.01		16,123,700	0.14		0.23		(0.01)
1.00	0.01		184,151	0.14		0.26		(0.02)
1.00	0.01		309,220	0.14		0.33		(0.02)
1.00	0.01		110,983	0.14		0.38		(0.01)
1.00	0.01		1,427,256	0.14		0.48		(0.02)
1.00	0.01		370,801	0.14	(f)	0.58	(f)	—	(e)(f)
1.00	0.01		297,319	0.14		0.73		(0.01)
1.00	0.01		1	0.14	(f)	0.58	(f)	—	(e)(f)
1.00	0.01		1	0.14	(f)	0.73	(f)	0.09	(f)

The accompanying notes are an integral part of these financial statements.	79

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

Year - Share Class	Net asset value, beginning of period	Net investment income (loss)		Distributions from net investment income(a)
FOR THE FISCAL YEARS ENDED AUGUST 31,
2014 - FST Shares	$1.00	$—	(c)	$—	(c)
2014 - FST Select Shares	1.00	—	(c)	—	(c)
2014 - FST Preferred Shares	1.00	—	(c)	—	(c)
2014 - FST Capital Shares	1.00	—	(c)	—	(c)
2014 - FST Administration Shares	1.00	—	(c)	—	(c)
2014 - FST Premier Shares	1.00	—	(c)	—	(c)
2014 - FST Service Shares	1.00	—	(c)	—	(c)
2014 - FST Resource Shares	1.00	—	(c)	—	(c)
2014 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2013 - FST Shares	1.00	—	(c)	—	(c)
2013 - FST Select Shares	1.00	—	(c)	—	(c)
2013 - FST Preferred Shares	1.00	—	(c)	—	(c)
2013 - FST Capital Shares	1.00	—	(c)	—	(c)
2013 - FST Administration Shares	1.00	—	(c)	—	(c)
2013 - FST Premier Shares	1.00	—	(c)	—	(c)
2013 - FST Service Shares	1.00	—	(c)	—	(c)
2013 - FST Resource Shares	1.00	—	(c)	—	(c)
2013 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2012 - FST Shares	1.00	—	(c)	—	(c)
2012 - FST Select Shares	1.00	—	(c)	—	(c)
2012 - FST Preferred Shares	1.00	—	(c)	—	(c)
2012 - FST Capital Shares	1.00	—	(c)	—	(c)
2012 - FST Administration Shares	1.00	—	(c)	—	(c)
2012 - FST Premier Shares	1.00	—	(c)	—	(c)
2012 - FST Service Shares	1.00	—	(c)	—	(c)
2012 - FST Resource Shares	1.00	—	(c)	—	(c)
2012 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2011 - FST Shares	1.00	—	(c)	—	(c)
2011 - FST Select Shares	1.00	—	(c)	—	(c)
2011 - FST Preferred Shares	1.00	—	(c)	—	(c)
2011 - FST Capital Shares	1.00	—	(c)	—	(c)
2011 - FST Administration Shares	1.00	—	(c)	—	(c)
2011 - FST Premier Shares	1.00	—	(c)	—	(c)
2011 - FST Service Shares	1.00	—	(c)	—	(c)
2011 - FST Resource Shares	1.00	—	(c)	—	(c)
2011 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2010 - FST Shares	1.00	—	(c)	—	(c)
2010 - FST Select Shares	1.00	—	(c)	—	(c)
2010 - FST Preferred Shares	1.00	—	(c)	—	(c)
2010 - FST Capital Shares	1.00	—	(c)	—	(c)
2010 - FST Administration Shares	1.00	—	(c)	—	(c)
2010 - FST Premier Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)
2010 - FST Service Shares	1.00	—	(c)	—	(c)
2010 - FST Resource Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)
2010 - FST Cash Management Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)

(a)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.0005 per share.
(d)	Amount is less than 0.005% of average net assets.
(e)	Annualized.

80	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Net asset value, end of period	Total return(b)	Net assets end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets

$1.00	0.01%	$12,822,354	0.08%		0.23%		0.01%
1.00	0.01	279,848	0.08		0.26		—	(d)
1.00	0.01	205,386	0.08		0.33		—	(d)
1.00	0.01	356,753	0.08		0.38		—	(d)
1.00	0.01	2,144,601	0.08		0.48		—	(d)
1.00	0.01	948	0.08		0.58		(0.01)
1.00	0.01	915,527	0.08		0.73		—	(d)
1.00	0.01	1	0.08		0.88		0.40
1.00	0.01	1	0.08		1.03		0.40
1.00	0.01	6,998,695	0.14		0.23		0.01
1.00	0.01	189,482	0.14		0.26		0.01
1.00	0.01	146,636	0.14		0.33		0.01
1.00	0.01	317,742	0.14		0.38		0.01
1.00	0.01	1,577,830	0.14		0.48		0.01
1.00	0.01	97,655	0.14		0.58		—	(d)
1.00	0.01	1,061,790	0.14		0.73		0.01
1.00	0.01	1	0.14		0.88		0.40
1.00	0.01	1	0.14		1.03		0.40
1.00	0.01	8,084,641	0.12		0.23		0.01
1.00	0.01	152,228	0.12		0.26		—	(d)
1.00	0.01	95,065	0.12		0.33		—	(d)
1.00	0.01	216,015	0.12		0.38		0.01
1.00	0.01	1,525,805	0.12		0.48		0.01
1.00	0.01	124,439	0.12		0.58		0.01
1.00	0.01	1,025,286	0.12		0.73		—	(d)
1.00	0.01	1	0.12		0.88		0.40
1.00	0.01	1	0.12		1.03		0.40
1.00	0.01	7,991,142	0.15		0.23		0.01
1.00	0.01	197,349	0.15		0.26		0.01
1.00	0.01	141,554	0.15		0.33		0.01
1.00	0.01	142,775	0.15		0.38		0.01
1.00	0.01	1,676,083	0.15		0.48		0.01
1.00	0.01	121,171	0.15		0.58		0.01
1.00	0.01	1,318,792	0.15		0.73		0.01
1.00	0.01	1	0.15		0.88		0.23
1.00	0.01	1	0.15		1.03		0.10
1.00	0.04	8,654,414	0.19		0.22		—	(d)
1.00	0.02	199,595	0.21		0.25		(0.03)
1.00	0.01	206,610	0.21		0.32		(0.03)
1.00	0.01	223,476	0.21		0.37		(0.02)
1.00	0.01	1,875,928	0.21		0.47		(0.02)
1.00	0.01	125,136	0.21	(e)	0.57	(e)	0.13	(e)
1.00	0.01	1,232,186	0.21		0.72		(0.02)
1.00	0.01	1	0.19	(e)	0.72	(e)	0.10	(e)
1.00	0.01	1	0.20	(e)	1.02	(e)	(0.04	)(e)

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements

August 31, 2014

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-Diversified
Federal, Government, Money Market, Tax-Free Money Market, Treasury Instruments and Treasury Obligations	FST, FST Select, FST Preferred, FST Capital, FST Administration, FST Premier, FST Service, FST Resource and FST Cash Management	Diversified
Prime Obligations	FST, FST Select, FST Preferred, FST Capital, FST Administration, FST Premier, FST Service, FST Class B, FST Class C, FST Resource and FST Cash Management	Diversified
Tax-Exempt California and Tax-Exempt New York	FST, FST Administration, FST Service and FST Cash Management	Non-Diversified

FST Class B and FST Class C Shares are generally not available for purchase, although shareholders invested in Class B and Class C Shares of other Goldman Sachs Funds may exchange their shares for FST Class B and FST Class C Shares, respectively (and shareholders of FST Class B and FST Class C Shares may continue to reinvest dividends and capital gains into FST Class B and FST Class C Shares, respectively). FST Class B Shares may be subject to a contingent deferred sales charge (“CDSC”) that may start at a rate as high as 5% in the first year and decline to 1% in the sixth year, before being eliminated thereafter, depending upon the date the original shares subject to the CDSC were acquired (along with the CDSC schedule applicable to those original shares). FST Class C Shares are subject to a CDSC of 1% during the first 12 months, measured from the time the original shares subject to the CDSC were acquired.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The investment valuation policy of the Funds is to use the amortized-cost method permitted by Rule 2a-7 under the Act, which approximates market value, for valuing portfolio securities. Under this method, all investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue, as an adjustment to interest income. Under procedures and tolerances approved by the Trustees, GSAM evaluates the difference between the Funds’ net asset value per share (“NAV”) based upon the amortized cost of the Funds’ securities and the NAV based upon available market quotations (or permitted substitutes) at least once a week.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

B.  Investment Income and Investments — Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable and tax-exempt income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are declared and recorded daily and paid monthly by the Funds and may include short-term capital gains. Long-term capital gain distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Forward Commitment Transactions — A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of forward commitments prior to settlement which may result in a realized gain or loss.

F.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2014

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Amortized Cost Rule 2a-7 Procedures (“Procedures”) that govern the valuation of the portfolio investments held by the Funds. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation (including both the amortized cost and market-based methods of valuation) of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies related to the market-based method of valuation, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Procedures.

As of August 31, 2014, all investments are classified as Level 2. Please refer to the Schedules of Investments for further detail.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreements — Under the Agreements, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

B.  Administration, Service and Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Administration, Service and Shareholder Administration Plans (the “Plans”) to allow FST Select, FST Preferred, FST Capital, FST Administration, FST Premier, FST Service, FST Resource and FST Cash Management Shares (“CMS”) to compensate service organizations for providing varying levels of account administration and/or personal and account maintenance services to their customers who are beneficial owners of such shares. The Plans provide for compensation to the service organizations equal to an annual percentage rate of the average daily net assets of such shares.

C.  Distribution and Service Plans — The Trust, on behalf of the Prime Obligations Fund’s FST Class B and FST Class C Shares, has adopted Distribution and Service Plans. Under the respective Distribution and Service Plans, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly from the Prime Obligations Fund’s FST Class B and FST Class C Shares for distribution services and personal and account maintenance services. These fees are equal to an annual percentage rate of the average daily net assets attributable to both FST Class B and FST Class C Shares, which may then be paid by Goldman Sachs to authorized dealers.

The Trust, on behalf of the FST Resource Shares and FST CMS of each applicable Fund, has adopted Distribution Plans. Under the Distribution Plans, Goldman Sachs is entitled to a monthly fee from the applicable Fund’s FST Resource Shares and FST CMS for distribution services equal to an annual percentage rate of the average daily net assets attributable to FST Resource Shares and FST CMS, which may then be paid by Goldman Sachs to authorized dealers.

D.  Distribution Agreement — Goldman Sachs serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement. Pursuant to the Distribution Agreement, the Distributor receives no additional compensation other than retained amounts related to the Distribution and Service Plans and the portion of the Prime Obligations Fund’s FST Class B and FST Class C Shares’ CDSCs that it retains. During the fiscal year ended August 31, 2014, Goldman Sachs has advised that it retained $1,459 in CDSCs from FST Class C Shares only (there were no CDSCs retained from FST Class B Shares).

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fee charged for such transfer agency services is accrued daily and paid monthly and is equal to an annual percentage rate of each Fund’s average daily net assets.

F.  Other Agreements — GSAM has agreed to limit certain “Other Expense” of the Funds (except for the Tax-Exempt California and Tax-Exempt New York Funds) (excluding transfer agent fees and expenses, FST Class B and FST Class C distribution and service fees, FST Select fees, FST Preferred fees, FST Capital fees, FST Administration fees, FST Premier fees, FST Service fees, FST Resource fees, FST CMS fees, taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification and extraordinary expenses) to the extent that such expenses exceed, on an annual basis, 0.014% of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. These Other Expense limitations will remain in place through at least December 29, 2014, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2014

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

GSAM has agreed to reduce or limit the “Total Annual Fund Operating Expenses” of the Tax-Exempt California and Tax-Exempt New York Funds (excluding service fees, shareholder administration fees, taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification and extraordinary expenses) such that the “Total Annual Fund Operating Expenses” will not exceed 0.434% of each Fund’s average daily net assets. Such expense reimbursements, if any, are accrued daily and paid monthly. These expense limitations will remain in place through at least December 29, 2014, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees.

The Funds bear their respective share of costs related to proxy and shareholder meetings, and GSAM has agreed to reimburse each Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

G.  Total Fund Expenses

Fund Contractual Fees

The contractual annualized rates for each of the Funds (except Tax-Exempt California and Tax-Exempt New York Funds) are as follows:

	All Funds Except Tax-Exempt California and Tax-Exempt New York Funds
	FST Shares	FST Select Shares	FST Preferred Shares	FST Capital Shares	FST Administration Shares	FST Premier Shares	FST Service Shares	FST Resource Shares		FST CMS		FST Class B Shares(a)		FST Class C Shares(a)
Management Fee	0.205%	0.205%	0.205%	0.205%	0.205%	0.205%	0.205%	0.205%		0.205%		0.205%		0.205%
Administration, Service and/or Shareholder Administration Fees	N/A	0.03	0.10	0.15	0.25	0.35	0.50	0.50		0.50		N/A		N/A
Distribution (12b-1) and/or Service Fees	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.15	(b)	0.30	(b)	1.00	(c)	1.00	(c)
Transfer Agency Fee	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01		0.01		0.01		0.01

N/A — Fees not applicable to respective share class

(a)	Prime Obligations Fund only.
(b)	Distribution (12b-1) fee only.
(c)	Consists of fees paid for distribution services and personal and account maintenance services equal to 0.75 and 0.25, respectively.

The contractual annualized rates for the Tax-Exempt California and Tax-Exempt New York Funds are as follows:

	FST Shares	FST Administration Shares	FST Service Shares	FST CMS
Management Fee	0.35%	0.35%	0.35%	0.35%
Administration, Service and/or Shareholder Administration Fees	N/A	0.15	0.40	0.50
Distribution (12b-1) Fees	N/A	N/A	N/A	0.50
Transfer Agency Fee	0.01	0.01	0.01	0.01

N/A — Fees not applicable to respective share class

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Fund Effective Net Expenses (After Waivers and Reimbursements)

During the fiscal year ended August 31, 2014, GSAM and Goldman Sachs (as applicable) voluntarily agreed to waive all or a portion of the management fees, respective class-specific fees (consisting of Distribution and/or Service, Administration, Service and/or Shareholder Administration Plan fees) and transfer agency fees attributable to the Funds. These waivers may be modified or terminated at any time at the option of GSAM or Goldman Sachs (as applicable), with the exception of (i) GSAM’s agreement not to impose a portion of the management fee equal annually to 0.025% of the Treasury Obligations, Treasury Instruments and Federal Funds’ average daily net assets and 0.045% of the Prime Obligations, Money Market, Government and Tax-Free Money Market Funds’ average daily net assets, and (ii) Goldman Sachs’ agreement to limit the amount of annual distribution fees payable by Tax-Exempt California and Tax-Exempt New York Funds to 0.07% of each Fund’s average daily net assets attributable to FST CMS. The following tables outline such fees (net of any waivers) and Other Expenses (net of reimbursements and custodian fee credit reductions) in order to determine each Fund’s ratio of net expenses for the fiscal year ended August 31, 2014. The Funds are not obligated to reimburse GSAM or Goldman Sachs for prior fiscal year fee waivers and/or expense reimbursements, if any.

	Ratio of Net Expenses to Average Net Assets for the Fiscal Year Ended August 31, 2014
	FST Shares	FST Select Shares	FST Preferred Shares	FST Capital Shares	FST Administration Shares	FST Premier Shares	FST Service Shares	FST Resource Shares	FST CMS	FST Class B Shares	FST Class C Shares

Prime Obligations
Management Fee(a)	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%
Administration Service and/or Shareholder Administration Fees	N/A	0.01	0.01	0.01	0.01	0.00	0.01	0.00	0.00	N/A	N/A
Distribution (12b-1) and/or Service Fees	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.01	0.00	0.01	0.01
Transfer Agency Fee	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Other Expenses	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Net Expenses	0.18	0.19	0.19	0.19	0.19	0.18	0.19	0.19	0.18	0.19	0.19

N/A — Fees not applicable to respective share class.

(a)	GSAM waived a portion of its management fee in order to achieve the effective net management rates above.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2014

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

	Ratio of Net Expenses to Average Net Assets for the Fiscal Year Ended August 31, 2014
	FST Shares	FST Select Shares	FST Preferred Shares	FST Capital Shares	FST Administration Shares	FST Premier Shares	FST Service Shares	FST Resource Shares	FST CMS

Federal
Management Fee(a)	0.08%	0.08%	0.08%	0.08%	0.08%	0.08%	0.08%	0.08%	0.08%
Administration Service and/or Shareholder Administration Fees	N/A	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Distribution (12b-1) and/or Service Fees	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.00	0.00
Transfer Agency Fee	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Other Expenses	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Net Expenses	0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.09

Government
Management Fee(a)	0.11%	0.11%	0.11%	0.11%	0.11%	0.11%	0.11%	0.11%	0.11%
Administration Service and/or Shareholder Administration Fees	N/A	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Distribution (12b-1) and/or Service Fees	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.00	0.00
Transfer Agency Fee	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Other Expenses	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Net Expenses	0.12	0.12	0.12	0.12	0.12	0.12	0.12	0.12	0.12

N/A — Fees not applicable to respective share class.

(a)	GSAM waived a portion of its management fee in order to achieve the effective net management rates above.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

	Ratio of Net Expenses to Average Net Assets for the Fiscal Year Ended August 31, 2014
	FST Shares	FST Select Shares	FST Preferred Shares	FST Capital Shares	FST Administration Shares	FST Premier Shares	FST Service Shares	FST Resource Shares	FST CMS

Money Market
Management Fee(a)	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%
Administration Service and/or Shareholder Administration Fees	N/A	0.03	0.06	0.06	0.06	0.06	0.06	0.00	0.00
Distribution (12b-1) and/or Service Fees	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.00	0.00
Transfer Agency Fee	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Other Expenses	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Net Expenses	0.18	0.21	0.24	0.24	0.24	0.24	0.24	0.18	0.18

Tax-Exempt California
Management Fee(a)	0.06%	N/A	N/A	N/A	0.06%	N/A	0.06%	N/A	0.06%
Administration Service and/or Shareholder Administration Fees	N/A	N/A	N/A	N/A	0.00	N/A	0.00	N/A	0.00
Distribution (12b-1) Fees	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.00
Transfer Agency Fee	0.00	N/A	N/A	N/A	0.00	N/A	0.00	N/A	0.00
Other Expenses	0.03	N/A	N/A	N/A	0.03	N/A	0.03	N/A	0.03
Net Expenses	0.09	N/A	N/A	N/A	0.09	N/A	0.09	N/A	0.09

Tax-Exempt New York
Management Fee(a)	0.09%	N/A	N/A	N/A	0.09%	N/A	0.09%	N/A	0.09%
Administration Service and/or Shareholder Administration Fees	N/A	N/A	N/A	N/A	0.00	N/A	0.00	N/A	0.00
Distribution (12b-1) Fees	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.00
Transfer Agency Fee	0.00	N/A	N/A	N/A	0.00	N/A	0.00	N/A	0.00
Other Expenses	0.00	N/A	N/A	N/A	0.00	N/A	0.00	N/A	0.00
Net Expenses	0.09	N/A	N/A	N/A	0.09	N/A	0.09	N/A	0.09

Tax-Free Money Market
Management Fee(a)	0.09%	0.09%	0.09%	0.09%	0.09%	0.09%	0.09%	0.09%	0.09%
Administration Service and/or Shareholder Administration Fees	N/A	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Distribution (12b-1) and/or Service Fees	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.00	0.00
Transfer Agency Fee	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Other Expenses	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Net Expenses	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10

N/A — Fees not applicable to respective share class.

(a)	GSAM waived a portion of its management fee in order to achieve the effective net management rates above.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2014

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

	Ratio of Net Expenses to Average Net Assets for the Fiscal Year Ended August 31, 2014
	FST Shares	FST Select Shares	FST Preferred Shares	FST Capital Shares	FST Administration Shares	FST Premier Shares	FST Service Shares	FST Resource Shares	FST CMS

Treasury Instruments
Management Fee(a)	0.06%	0.06%	0.06%	0.06%	0.06%	0.06%	0.06%	0.06%	0.06%
Administration Service and/or Shareholder Administration Fees	N/A	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Distribution (12b-1) and/or Service Fees	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.00	0.00
Transfer Agency Fee	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Other Expenses	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Net Expenses	0.07	0.07	0.07	0.07	0.07	0.07	0.07	0.07	0.07

Treasury Obligations
Management Fee(a)	0.07%	0.07%	0.07%	0.07%	0.07%	0.07%	0.07%	0.07%	0.07%
Administration Service and/or
Shareholder Administration Fees	N/A	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Distribution (12b-1) and/or Service Fees	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.00	0.00
Transfer Agency Fee	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Other Expenses	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Net Expenses	0.08	0.08	0.08	0.08	0.08	0.08	0.08	0.08	0.08

N/A — Fees not applicable to respective share class.

(a)	GSAM waived a portion of its management fee in order to achieve the effective net management rates above.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended August 31, 2014, expense reductions including any fee waivers and Other Expense reimbursements were as follows (in thousands):

Fund	Management Fee Waivers	Transfer Agent Fee Waivers	Distribution, Administration, Service and/or Shareholder, Administration Plans Fee Waivers	Custody Fee Reduction	Other Expense Reimbursements	Total Expense Reductions
Federal	$13,853	$1,147	$7,270	$30	$—	$22,300
Government	24,129	2,672	8,399	6	—	35,206
Money Market	13,164	—	965	3	—	14,132
Prime Obligations	7,310	363	9,728	2	—	17,403
Tax-Exempt California	783	27	226	—	117	1,153
Tax-Exempt New York	409	16	181	—	143	749
Tax-Free Money Market	6,504	574	2,669	1	—	9,748
Treasury Instruments	47,097	3,196	5,517	216	—	56,026
Treasury Obligations	17,372	1,284	9,794	9	—	28,459

H.  Other Transactions with Affiliates — A Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the fiscal year ended August 31, 2014, the purchase and sale transactions for the Funds with affiliated funds in compliance with Rule 17a-7 under the Act were as follows:

	Federal Fund	Money Market Fund	Prime Obligations Fund	Tax-Exempt California Fund	Tax-Exempt New York Fund	Tax-Free Money Market Fund	Treasury Instruments Fund	Treasury Obligations Fund
Purchases	$241,830,770	$53,303,238	$1,234,577,166	$70,032,001	$114,350,119	$2,427,135,791	$898,792,791	$—
Sales	425,798,933	132,507,427	2,080,967,241	108,833,063	182,412,958	1,393,532,316	241,830,770	472,993,858

I.  Line of Credit Facility — As of August 31, 2014, the Funds participated in a $1,080,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $120,000,000, for a total of up to $1,200,000,000. This facility is to be used solely for temporary or emergency purposes which may include funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended August 31, 2014, the Funds did not have any borrowings under the facility.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2014

5. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2014 was as follows:

	Federal	Government	Money Market	Prime Obligations	Tax- Exempt California	Tax- Exempt New York	Tax-Free Money Market	Treasury Instruments	Treasury Obligations
Distribution paid from:
Ordinary income	$699,457	$1,628,743	$18,106,856	$2,656,807	$11,954	$1,696	$188,643	$335,166	$797,869
Net long-term capital gains	154	26	60,504	70,765	4,907	5,205	177,865	16,428	301
Tax-Exempt income	—	—	—	—	16,455	9,495	350,131	—	—
Total distributions	$699,611	$1,628,769	$18,167,360	$2,727,572	$33,316	$16,396	$716,639	$351,594	$798,170

The tax character of distributions paid during the fiscal year ended August 31, 2013 was as follows:

	Federal	Government	Money Market	Prime Obligations	Tax- Exempt California	Tax- Exempt New York	Tax-Free Money Market	Treasury Instruments	Treasury Obligations
Distribution paid from:
Ordinary income	$671,469	$8,347,229	$27,499,133	$11,193,484	$6,890	$10,242	$130,450	$309,441	$711,933
Net long-term capital gains	67	46,613	68,210	142,428	32,151	4,320	391,351	—	—
Tax-Exempt income	—	—	—	—	15,094	11,190	867,749	—	—
Total distributions	$671,536	$8,393,842	$27,567,343	$11,335,912	$54,135	$25,752	$1,389,550	$309,441	$711,933

As of August 31, 2014, the components of accumulated earnings (losses) on a tax basis were as follows:

	Federal	Government	Money Market	Prime Obligations	Tax- Exempt California	Tax- Exempt New York	Tax-Free Money Market	Treasury Instruments	Treasury Obligations
Undistributed ordinary income — net	$16,376	$137,474	$542,808	$—	$—	$498	$—	$44,163	$105,867
Undistributed Tax Exempt Income — net	—	—	—	—	—	332	8,348	—	—
Total undistributed earnings	$16,376	$137,474	$542,808	$—	$—	$830	$8,348	$44,163	$105,867
Timing differences (Qualified Late Year Loss Deferral and Dividend Payable)	(15,344)	(69,706)	(548,818)	(73,503)	—	—	(8,377)	(10,360)	(46,600)
Capital loss carryforwards (Perpetual Short-Term)	—	—	—	—	(49,140)	—	(1,085,909)	—	—
Total accumulated earnings (losses) — net	$1,032	$67,768	$(6,010)	$(73,503)	$(49,140)	$830	$(1,085,938)	$33,803	$59,267

The amortized cost for each Fund stated in the accompanying Statements of Assets and Liabilities also represents aggregate costs for U.S. federal income tax purposes.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

5. TAX INFORMATION (continued)

In order to present certain components of the Funds’ capital accounts on a tax basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the NAV of the Funds and result primarily from dividend redesignations and net operating losses.

Fund	Accumulated Net Realized Gain (Loss)	Accumulated Undistributed Net Investment Income (Loss)	Paid in Capital
Federal	$8,469	$(8,469)	$—
Money Market	26,489	(26,489)	—
Prime Obligations	65,603	34,470	(100,073)
Tax-Free Money Market	29	(29)	—
Treasury Instruments	(32,268)	34,795	(2,527)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three tax years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

6. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Interest Rate Risk — When interest rates increase, a Fund’s yield will tend to be lower than prevailing market rates, and the market value of its securities or instruments may also be adversely affected. A low interest rate environment poses additional risks to a Fund, because low yields on the Fund’s portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders, pay expenses out of Fund assets, or, at times, maintain a stable $1.00 share price.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2014

6. OTHER RISKS (continued)

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Geographic Risk — The Tax-Exempt California, Tax-Exempt New York and Tax-Free Money Market Funds have the ability to invest a significant portion of their assets in certain issuers within the same state, geographic region or sector subjecting them to possible risks associated with an adverse economic, business or political development affecting that state, region or sector. In particular, the Tax-Exempt California and Tax-Exempt New York Funds may be affected by the adverse events affecting these states’ economies. If California, New York or any of their local governmental entities are unable to meet their financial obligations, the corresponding Fund’s income, NAV and ability to preserve capital or liquidity could be adversely affected.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

8. OTHER MATTERS

Exemptive Orders — Pursuant to SEC exemptive orders, the Funds may enter into certain principal transactions, including repurchase agreements, with Goldman Sachs.

Class B Shares Conversion — At a meeting held on August 13-14, 2014, the Board of Trustees of the Goldman Sachs Trust approved the early conversion of the Goldman Sachs Financial Square Prime Obligations Fund’s Class B Shares into Service Shares.

Accordingly, effective at the close of business on November 14, 2014 (the “Conversion Date”), Class B Shares will convert to Service Shares, including Class B Shares that are scheduled to convert on a later date. No CDSCs will be assessed in connection with this early conversion. In addition, effective October 15, 2014, redemptions of the Fund’s Class B Shares before the Conversion Date will not be subject to a CDSC.

Money Market Funds Reform — On July 23, 2014, the SEC voted to amend the rules under the Act which currently govern the operations of the Funds. A significant change resulting from these amendments is a requirement that institutional prime money market funds, including institutional municipal money market funds, transact fund shares based on a market-based NAV (i.e., these funds will be required to float their NAVs). Government and retail money market funds (as defined in the amendments) may continue to transact fund shares at a NAV calculated using the amortized cost valuation method. Among additional disclosure, reporting and other requirements, the amendments also will permit a money market fund, or, in certain circumstances, require a money market fund (other than a government money market fund) to impose liquidity fees on redemptions, and permit a money market fund to limit (or gate) redemptions for up to 10 business days in any 90-day period. The amendments have staggered

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

8. OTHER MATTERS (continued)

compliance dates. Compliance with a majority of these amendments will be required on October 14, 2016, two years after the effective date of the amendments. The degree to which a money market fund will be impacted by the rule amendments will depend upon the type of fund and type of investors (retail or institutional). At this time, management is evaluating the implications of these amendments and their impact to the Funds’ operations, financial statements and accompanying notes.

9. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2014

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE)

Share activity is as follows:

	Federal Fund

	For the Fiscal Year Ended August 31, 2014	For the Fiscal Year Ended August 31, 2013

FST Shares
Shares sold	26,938,907,037	23,683,935,710
Reinvestment of distributions	419,866	390,079
Shares redeemed	(25,998,026,372)	(24,516,717,488)
	941,300,531	(832,391,699)
FST Select Shares
Shares sold	83,211,601	151,827,709
Reinvestment of distributions	3,809	5,103
Shares redeemed	(172,402,827)	(114,227,948)
	(89,187,417)	37,604,864
FST Preferred Shares
Shares sold	206,256,762	487,074,015
Reinvestment of distributions	2,841	2,749
Shares redeemed	(206,862,529)	(494,716,256)
	(602,926)	(7,639,492)
FST Capital Shares
Shares sold	243,363,002	287,340,841
Reinvestment of distributions	193	291
Shares redeemed	(249,691,927)	(296,741,980)
	(6,328,732)	(9,400,848)
FST Administration Shares
Shares sold	719,959,210	763,891,024
Reinvestment of distributions	10,121	10,909
Shares redeemed	(735,432,532)	(825,897,094)
	(15,463,201)	(61,995,161)
FST Premier Shares
Shares sold	773,649,546	953,552,739
Reinvestment of distributions	60,131	74,615
Shares redeemed	(1,893,415,173)	(1,129,364,623)
	(1,119,705,496)	(175,737,269)
FST Service Shares
Shares sold	2,370,847,820	2,273,300,802
Reinvestment of distributions	11,727	13,423
Shares redeemed	(2,443,702,143)	(2,368,202,761)
	(72,842,596)	(94,888,536)
FST Resource Shares
Shares sold	2	—
Reinvestment of distributions	—	—
Shares redeemed	(2)	—
	—	—
FST Cash Management Shares
Shares sold	199,240,015	326,402,052
Reinvestment of distributions	—	—
Shares redeemed	(156,664,851)	(453,658,131)
	42,575,164	(127,256,079)
NET DECREASE IN SHARES	(320,254,673)	(1,271,704,220)

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity is as follows:

	Government Fund

	For the Fiscal Year Ended August 31, 2014	For the Fiscal Year Ended August 31, 2013

FST Shares
Shares sold	156,658,032,027	185,508,538,032
Reinvestment of distributions	743,903	4,035,391
Shares redeemed	(156,340,240,050)	(192,087,704,388)
	318,535,880	(6,575,130,965)
FST Select Shares
Shares sold	360,303,604	473,090,614
Reinvestment of distributions	6,354	34,609
Shares redeemed	(404,855,139)	(955,289,284)
	(44,545,181)	(482,164,061)
FST Preferred Shares
Shares sold	1,031,650,452	1,527,138,126
Reinvestment of distributions	9,854	13,999
Shares redeemed	(1,070,324,392)	(1,768,059,552)
	(38,664,086)	(240,907,427)
FST Capital Shares
Shares sold	4,463,243,987	4,596,068,011
Reinvestment of distributions	22,930	14,182
Shares redeemed	(3,761,614,575)	(4,678,086,588)
	701,652,342	(82,004,395)
FST Administration Shares
Shares sold	8,593,608,728	9,389,000,360
Reinvestment of distributions	9,712	7,172
Shares redeemed	(8,637,878,572)	(9,788,343,207)
	(44,260,132)	(399,335,675)
FST Premier Shares
Shares sold	10,032,072	5,921,801
Reinvestment of distributions	341	375
Shares redeemed	(15,447,078)	(6,100,706)
	(5,414,665)	(178,530)
FST Service Shares
Shares sold	2,152,872,829	1,522,964,902
Reinvestment of distributions	4,378	5,669
Shares redeemed	(2,037,638,719)	(1,636,167,447)
	115,238,488	(113,196,876)
FST Resource Shares
Shares sold	1	5
Reinvestment of distributions	—	—
Shares redeemed	—	(5)
	1	—
FST Cash Management Shares
Shares sold	1	5
Reinvestment of distributions	—	—
Shares redeemed	(1)	(5)
	—	—
NET INCREASE (DECREASE) IN SHARES	1,002,542,647	(7,892,917,929)

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2014

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity is as follows:

	Money Market Fund

	For the Fiscal Year Ended August 31, 2014	For the Fiscal Year Ended August 31, 2013

FST Shares
Shares sold	395,121,436,935	259,827,799,241
Reinvestment of distributions	8,081,552	11,879,215
Shares redeemed	(393,647,389,401)	(255,071,235,191)
	1,482,129,086	4,768,443,265
FST Select Shares
Shares sold	2,890,786,282	1,776,995,354
Reinvestment of distributions	49,573	53,933
Shares redeemed	(2,541,445,195)	(1,750,900,984)
	349,390,660	26,148,303
FST Preferred Shares
Shares sold	538,112,495	331,414,951
Reinvestment of distributions	4,555	3,402
Shares redeemed	(516,101,578)	(321,383,196)
	22,015,472	10,035,157
FST Capital Shares
Shares sold	81,904,081	72,739,638
Reinvestment of distributions	2,428	2,142
Shares redeemed	(89,739,926)	(59,592,320)
	(7,833,417)	13,149,460
FST Administration Shares
Shares sold	1,028,418,910	1,362,272,427
Reinvestment of distributions	15,457	15,551
Shares redeemed	(1,089,452,747)	(1,424,344,027)
	(61,018,380)	(62,056,049)
FST Premier Shares
Shares sold	59,978,099	95,993,838
Reinvestment of distributions	2,136	2,296
Shares redeemed	(90,314,269)	(94,215,645)
	(30,334,034)	1,780,489
FST Service Shares
Shares sold	194,414,511	196,005,412
Reinvestment of distributions	1,247	1,404
Shares redeemed	(213,996,460)	(180,394,145)
	(19,580,702)	15,612,671
FST Resource Shares
Shares sold	—	—
Reinvestment of distributions	—	—
Shares redeemed	—	—
	—	—
FST Cash Management Shares
Shares sold	1	—
Reinvestment of distributions	—	—
Shares redeemed	(1)	—
	—	—
NET INCREASE IN SHARES	1,734,768,685	4,773,113,296

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity is as follows:

	Prime Obligations Fund

	For the Fiscal Year Ended August 31, 2014	For the Fiscal Year Ended August 31, 2013

FST Shares
Shares sold	90,012,682,549	97,468,682,609
Reinvestment of distributions	919,537	3,816,723
Shares redeemed	(92,418,541,149)	(98,747,680,624)
	(2,404,939,063)	(1,275,181,292)
FST Select Shares
Shares sold	658,501,926	840,160,627
Reinvestment of distributions	12,046	103,271
Shares redeemed	(751,988,808)	(953,394,441)
	(93,474,836)	(113,130,543)
FST Preferred Shares
Shares sold	3,313,293,267	3,121,045,998
Reinvestment of distributions	7,953	6,129
Shares redeemed	(3,432,074,804)	(3,100,722,229)
	(118,773,584)	20,329,898
FST Capital Shares
Shares sold	590,071,559	1,091,110,971
Reinvestment of distributions	4,300	2,265
Shares redeemed	(620,257,709)	(1,176,450,654)
	(30,181,850)	(85,337,418)
FST Administration Shares
Shares sold	9,186,339,080	11,619,251,381
Reinvestment of distributions	22,303	12,118
Shares redeemed	(10,121,785,671)	(10,928,234,321)
	(935,424,288)	691,029,178
FST Premier Shares
Shares sold	8	—
Reinvestment of distributions	—	—
Shares redeemed	(4)	—
	4	—
FST Service Shares
Shares sold	9,646,938,638	6,602,210,683
Shares converted from Class B Shares(a)	250,389	407,071
Reinvestment of distributions	63,746	36,037
Shares redeemed	(9,476,045,834)	(6,599,866,245)
	171,206,939	2,787,546
FST Class B Shares
Shares sold	986,302	1,429,167
Shares converted to Service Shares(a)	(250,389)	(407,071)
Reinvestment of distributions	265	176
Shares redeemed	(1,698,837)	(2,049,094)
	(962,659)	(1,026,822)
FST Class C Shares
Shares sold	8,257,310	10,531,995
Reinvestment of distributions	2,040	1,286
Shares redeemed	(10,494,655)	(13,728,316)
	(2,235,305)	(3,195,035)
FST Resource Shares
Shares sold	127,042,191	123,537,034
Reinvestment of distributions	8,742	7,651
Shares redeemed	(140,323,875)	(171,518,827)
	(13,272,942)	(47,974,142)
FST Cash Management Shares
Shares sold	—	—
Reinvestment of distributions	—	—
Shares redeemed	—	—
	—	—
NET DECREASE IN SHARES	(3,428,057,584)	(811,698,630)
(a)	Class B Shares will automatically convert into Service Shares at the end of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund. At a meeting held on August 13-14, 2014, the Board of Trustees of the Goldman Sachs Trust approved the early conversion of Class B Shares into Service Shares. Accordingly, effective at the close of business on November 14, 2014, Class B Shares will convert to Service Shares of the Fund, and no contingent deferred sales charges (“CDSCs”) will be assessed in connection with redemptions of the Fund’s Class B Shares prior to this date.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2014

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity is as follows:

	Tax-Exempt California Fund

	For the Fiscal Year Ended August 31, 2014	For the Fiscal Year Ended August 31, 2013

FST Shares
Shares sold	393,562,937	127,747,745
Reinvestment of distributions	12,302	19,807
Shares redeemed	(230,151,554)	(127,937,035)
	163,423,685	(169,483)
FST Administration Shares
Shares sold	544,834,816	761,404,402
Reinvestment of distributions	20,450	34,092
Shares redeemed	(768,510,525)	(688,284,019)
	(223,655,259)	73,154,475
FST Service Shares
Shares sold	250	300
Reinvestment of distributions	—	—
Shares redeemed	(250)	(300)
	—	—
FST Cash Management Shares
Shares sold	—	—
Reinvestment of distributions	—	—
Shares redeemed	—	—
	—	—
NET INCREASE (DECREASE) IN SHARES	(60,231,574)	72,984,992

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity is as follows:

	Tax-Exempt New York Fund

	For the Fiscal Year Ended August 31, 2014	For the Fiscal Year Ended August 31, 2013

FST Shares
Shares sold	185,491,190	46,648,359
Reinvestment of distributions	2,839	2,995
Shares redeemed	(80,864,339)	(48,837,735)
	104,629,690	(2,186,381)
FST Administration Shares
Shares sold	434,034,670	386,922,811
Reinvestment of distributions	13,236	22,422
Shares redeemed	(559,664,405)	(439,524,487)
	(125,616,499)	(52,579,254)
FST Service Shares
Shares sold	—	—
Reinvestment of distributions	—	—
Shares redeemed	—	—
	—	—
FST Cash Management Shares
Shares sold	—	—
Reinvestment of distributions	—	—
Shares redeemed	—	—
	—	—
NET DECREASE IN SHARES	(20,986,809)	(54,765,635)

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2014

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity is as follows:

	Tax-Free Money Market Fund

	For the Fiscal Year Ended August 31, 2014	For the Fiscal Year Ended August 31, 2013

FST Shares
Shares sold	13,831,992,976	14,636,171,445
Reinvestment of distributions	442,703	968,862
Shares redeemed	(13,368,263,921)	(15,337,437,778)
	464,171,758	(700,297,471)
FST Select Shares
Shares sold	370,536,415	304,924,245
Reinvestment of distributions	37,939	26,367
Shares redeemed	(301,392,770)	(209,965,782)
	69,181,584	94,984,830
FST Preferred Shares
Shares sold	19,796,980	43,819,547
Reinvestment of distributions	1,399	1,677
Shares redeemed	(23,508,818)	(46,948,461)
	(3,710,439)	(3,127,237)
FST Capital Shares
Shares sold	23,054,743	22,825,881
Reinvestment of distributions	132	142
Shares redeemed	(20,836,175)	(31,107,432)
	2,218,700	(8,281,409)
FST Administration Shares
Shares sold	650,813,639	723,186,688
Reinvestment of distributions	3,237	3,449
Shares redeemed	(629,084,081)	(806,155,691)
	21,732,795	(82,965,554)
FST Premier Shares
Shares sold	1,817,279,797	2,212,843,594
Reinvestment of distributions	70,099	85,404
Shares redeemed	(2,387,712,079)	(2,206,341,281)
	(570,362,183)	6,587,717
FST Service Shares
Shares sold	194,151,725	113,994,652
Reinvestment of distributions	1,341	1,101
Shares redeemed	(144,127,850)	(127,230,707)
	50,025,216	(13,234,954)
FST Resource Shares
Shares sold	28,760,097	34,689,707
Reinvestment of distributions	3,470	3,632
Shares redeemed	(42,597,906)	(35,490,366)
	(13,834,339)	(797,027)
FST Cash Management Shares
Shares sold	—	—
Reinvestment of distributions	—	—
Shares redeemed	—	—
	—	—
NET INCREASE (DECREASE) IN SHARES	19,423,092	(707,131,105)

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity is as follows:

	Treasury Instruments Fund

	For the Fiscal Year Ended August 31, 2014	For the Fiscal Year Ended August 31, 2013

FST Shares
Shares sold	102,653,635,935	80,470,337,939
Reinvestment of distributions	224,794	187,009
Shares redeemed	(96,866,051,069)	(78,452,718,471)
	5,787,809,660	2,017,806,477
FST Select Shares
Shares sold	2,009,118,576	1,111,660,705
Reinvestment of distributions	3,067	2,782
Shares redeemed	(2,040,643,702)	(997,301,783)
	(31,522,059)	114,361,704
FST Preferred Shares
Shares sold	472,491,619	177,192,911
Reinvestment of distributions	416	740
Shares redeemed	(539,556,724)	(222,810,154)
	(67,064,689)	(45,616,503)
FST Capital Shares
Shares sold	820,889,328	1,119,268,583
Reinvestment of distributions	1,545	1,387
Shares redeemed	(822,690,784)	(1,111,650,263)
	(1,799,911)	7,619,707
FST Administration Shares
Shares sold	3,631,343,478	3,661,001,825
Reinvestment of distributions	6,360	6,107
Shares redeemed	(3,751,835,703)	(3,628,178,521)
	(120,485,865)	32,829,411
FST Premier Shares
Shares sold	548,207,732	580,894,363
Reinvestment of distributions	2,888	4,163
Shares redeemed	(906,481,532)	(621,240,222)
	(358,270,912)	(40,341,696)
FST Service Shares
Shares sold	698,987,065	637,932,171
Reinvestment of distributions	820	1,683
Shares redeemed	(744,629,806)	(750,688,737)
	(45,641,921)	(112,754,883)
FST Resource Shares
Shares sold	—	—
Reinvestment of distributions	—	—
Shares redeemed	—	—
	—	—
FST Cash Management Shares
Shares sold	—	—
Reinvestment of distributions	—	—
Shares redeemed	—	—
	—	—
NET INCREASE IN SHARES	5,163,024,303	1,973,904,217

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2014

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity is as follows:

	Treasury Obligations Fund

	For the Fiscal Year Ended August 31, 2014	For the Fiscal Year Ended August 31, 2013

FST Shares
Shares sold	70,855,295,077	152,564,404,591
Reinvestment of distributions	296,282	217,446
Shares redeemed	(65,031,977,470)	(153,650,585,777)
	5,823,613,889	(1,085,963,740)
FST Select Shares
Shares sold	542,669,116	540,749,512
Reinvestment of distributions	12,510	9,509
Shares redeemed	(452,316,559)	(503,505,470)
	90,365,067	37,253,551
FST Preferred Shares
Shares sold	1,858,824,195	1,521,635,408
Reinvestment of distributions	6,256	5,141
Shares redeemed	(1,800,081,699)	(1,470,069,719)
	58,748,752	51,570,830
FST Capital Shares
Shares sold	633,685,770	364,534,557
Reinvestment of distributions	13,504	11,318
Shares redeemed	(594,689,994)	(262,819,550)
	39,009,280	101,726,325
FST Administration Shares
Shares sold	7,844,355,823	26,088,170,220
Reinvestment of distributions	25,689	27,557
Shares redeemed	(7,277,617,438)	(26,036,176,948)
	566,764,074	52,020,829
FST Premier Shares
Shares sold	67,546,332	80,912,383
Reinvestment of distributions	4,578	6,376
Shares redeemed	(164,258,057)	(107,702,447)
	(96,707,147)	(26,783,688)
FST Service Shares
Shares sold	3,781,840,376	4,271,503,672
Reinvestment of distributions	16,326	17,286
Shares redeemed	(3,928,122,177)	(4,235,020,189)
	(146,265,475)	36,500,769
FST Resource Shares
Shares sold	—	—
Reinvestment of distributions	—	—
Shares redeemed	—	—
	—	—
FST Cash Management Shares
Shares sold	—	—
Reinvestment of distributions	—	—
Shares redeemed	—	—
	—	—
NET INCREASE (DECREASE) IN SHARES	6,335,528,440	(833,675,124)

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Trust — Goldman Sachs Financial Square Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Financial Square Federal Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Tax-Exempt California Fund, Goldman Sachs Financial Square Tax-Exempt New York Fund, Goldman Sachs Financial Square Tax-Free Money Market Fund, Goldman Sachs Financial Square Treasury Instruments Fund and Goldman Sachs Financial Square Treasury Obligations Fund (collectively the “Goldman Sachs Financial Square Funds”), funds of the Goldman Sachs Trust, at August 31, 2014, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Goldman Sachs Financial Square Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the custodian, brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 21, 2014

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Fund Expenses — Six Month Period Ended August 31, 2014 (Unaudited)

As a shareholder of FST Shares, FST Select Shares, FST Preferred Shares, FST Capital Shares, FST Administration Shares, FST Premier, FST Service, FST Class B, FST Class C, FST Resource or FST Cash Management Shares of a Fund you incur two types of cost: (1) transaction costs, including contingent deferred sales charges (with respect to FST Class B and FST Class C Shares); and (2) ongoing costs, including management fees and distribution, service and/or shareholder administration fees (with respect to all share classes except FST Shares) and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in FST Shares, FST Select Shares, FST Preferred Shares, FST Capital Shares, FST Administration Shares, FST Premier, FST Service, FST Class B, FST Class C, FST Resource or FST Cash Management Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2014 through August 31, 2014.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the column heading entitled “Expenses Paid” to estimate the expenses you paid on your account for this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Federal Fund				Government Fund				Money Market Fund
Share Class	Beginning Account Value 3/1/14	Ending Account Value 8/31/14		Expenses Paid for the 6 months ended 8/31/14*	Beginning Account Value 3/1/14	Ending Account Value 8/31/14		Expenses Paid for the 6 months ended 8/31/14*	Beginning Account Value 3/1/14	Ending Account Value 8/31/14		Expenses Paid for the 6 months ended 8/31/14*
FST Shares
Actual	$1,000.00	$1,000.03		$0.45	$1,000.00	$1,000.03		$0.55	$1,000.00	$1,000.33		$0.86
Hypothetical (5% return before expenses)	1,000.00	1,024.75	+	0.46	1,000.00	1,024.65	+	0.56	1,000.00	1,024.35	+	0.87
FST Select Shares
Actual	1,000.00	1,000.03		0.45	1,000.00	1,000.03		0.55	1,000.00	1,000.17		1.06
Hypothetical (5% return before expenses)	1,000.00	1,024.75	+	0.46	1,000.00	1,024.65	+	0.56	1,000.00	1,024.15	+	1.07
FST Preferred Shares
Actual	1,000.00	1,000.03		0.45	1,000.00	1,000.03		0.55	1,000.00	1,000.03		1.16
Hypothetical (5% return before expenses)	1,000.00	1,024.75	+	0.46	1,000.00	1,024.65	+	0.56	1,000.00	1,024.05	+	1.17
FST Capital Shares
Actual	1,000.00	1,000.03		0.45	1,000.00	1,000.03		0.55	1,000.00	1,000.03		1.16
Hypothetical (5% return before expenses)	1,000.00	1,024.75	+	0.46	1,000.00	1,024.65	+	0.56	1,000.00	1,024.05	+	1.17
FST Administration Shares
Actual	1,000.00	1,000.03		0.45	1,000.00	1,000.03		0.55	1,000.00	1,000.03		1.16
Hypothetical (5% return before expenses)	1,000.00	1,024.75	+	0.46	1,000.00	1,024.65	+	0.56	1,000.00	1,024.05	+	1.17
FST Premier Shares
Actual	1,000.00	1,000.03		0.45	1,000.00	1,000.03		0.55	1,000.00	1,000.03		1.16
Hypothetical (5% return before expenses)	1,000.00	1,024.75	+	0.46	1,000.00	1,024.65	+	0.56	1,000.00	1,024.05	+	1.17
FST Service Shares
Actual	1,000.00	1,000.03		0.45	1,000.00	1,000.03		0.55	1,000.00	1,000.03		1.16
Hypothetical (5% return before expenses)	1,000.00	1,024.75	+	0.46	1,000.00	1,024.65	+	0.56	1,000.00	1,024.05	+	1.17
FST Resource Shares
Actual	1,000.00	1,000.03		0.45	1,000.00	1,000.03		0.55	1,000.00	1,000.03		0.86
Hypothetical (5% return before expenses)	1,000.00	1,024.75	+	0.46	1,000.00	1,024.65	+	0.56	1,000.00	1,024.35	+	0.87
FST Cash Management Shares
Actual	1,000.00	1,000.03		0.45	1,000.00	1,000.03		0.55	1,000.00	1,000.03		0.86
Hypothetical (5% return before expenses)	1,000.00	1,024.75	+	0.46	1,000.00	1,024.65	+	0.56	1,000.00	1,024.35	+	0.87

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Fund Expenses — Six Month Period Ended August 31, 2014 (Unaudited) (continued)

	Prime Obligations				Tax-Exempt California				Tax-Exempt New York
Share Class	Beginning Account Value 3/1/14	Ending Account Value 8/31/14		Expenses Paid for the 6 months ended 8/31/14*	Beginning Account Value 3/1/14	Ending Account Value 8/31/14		Expenses Paid for the 6 months ended 8/31/14*	Beginning Account Value 3/1/14	Ending Account Value 8/31/14		Expenses Paid for the 6 months ended 8/31/14*
FST Shares
Actual	$1,000.00	$1,000.12		$0.86	$1,000.00	$1,000.03		$0.40	$1,000.00	$1,000.03		$0.40
Hypothetical (5% return before expenses)	1,000.00	1,024.35	+	0.87	1,000.00	1,024.80	+	0.41	1,000.00	1,024.80	+	0.41
FST Select Shares
Actual	1,000.00	1,000.05		0.91	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical (5% return before expenses)	1,000.00	1,024.30	+	0.92	N/A	N/A		N/A	N/A	N/A		N/A
FST Preferred Shares
Actual	1,000.00	1,000.05		0.96	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical (5% return before expenses)	1,000.00	1,024.25	+	0.97	N/A	N/A		N/A	N/A	N/A		N/A
FST Capital Shares
Actual	1,000.00	1,000.05		0.91	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical (5% return before expenses)	1,000.00	1,024.30	+	0.92	N/A	N/A		N/A	N/A	N/A		N/A
FST Administration Shares
Actual	1,000.00	1,000.05		0.91	1,000.00	1,000.03		0.40	1,000.00	1,000.03		0.40
Hypothetical (5% return before expenses)	1,000.00	1,024.30	+	0.92	1,000.00	1,024.80	+	0.41	1,000.00	1,024.80	+	0.41
FST Premier Shares
Actual	1,000.00	1,000.05		0.86	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical (5% return before expenses)	1,000.00	1,024.35	+	0.87	N/A	N/A		N/A	N/A	N/A		N/A
FST Service Shares
Actual	1,000.00	1,000.05		0.91	1,000.00	1,000.03		0.40	1,000.00	1,000.03		0.40
Hypothetical (5% return before expenses)	1,000.00	1,024.30	+	0.92	1,000.00	1,024.80	+	0.41	1,000.00	1,024.80	+	0.41
FST Class B Shares
Actual	1,000.00	1,000.05		0.91	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical (5% return before expenses)	1,000.00	1,024.30	+	0.92	N/A	N/A		N/A	N/A	N/A		N/A
FST Class C Shares
Actual	1,000.00	1,000.05		0.91	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical (5% return before expenses)	1,000.00	1,024.30	+	0.92	N/A	N/A		N/A	N/A	N/A		N/A
FST Resource Shares
Actual	1,000.00	1,000.05		0.91	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical (5% return before expenses)	1,000.00	1,024.30	+	0.92	N/A	N/A		N/A	N/A	N/A		N/A
FST Cash Management Shares
Actual	1,000.00	1,000.05		0.86	1,000.00	1,000.03		0.40	1,000.00	1,000.03		0.40
Hypothetical (5% return before expenses)	1,000.00	1,024.35	+	0.87	1,000.00	1,024.80	+	0.41	1,000.00	1,024.80	+	0.41

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Fund Expenses — Six Month Period Ended August 31, 2014 (Unaudited) (continued)

	Tax-Free Money Market Fund				Treasury Instruments Fund				Treasury Obligations Fund
Share Class	Beginning Account Value 3/1/14	Ending Account Value 8/31/14		Expenses Paid for the 6 months ended 8/31/14*	Beginning Account Value 3/1/14	Ending Account Value 8/31/14		Expenses Paid for the 6 months ended 8/31/14*	Beginning Account Value 3/1/14	Ending Account Value 8/31/14		Expenses Paid for the 6 months ended 8/31/14*
FST Shares
Actual	$1,000.00	$1,000.03		$0.50	$1,000.00	$1,000.01		$0.30	$1,000.00	$1,000.03		$0.35
Hypothetical (5% return before expenses)	1,000.00	1,024.70	+	0.51	1,000.00	1,024.90	+	0.31	1,000.00	1,024.85	+	0.36
FST Select Shares
Actual	1,000.00	1,000.03		0.50	1,000.00	1,000.01		0.30	1,000.00	1,000.03		0.35
Hypothetical (5% return before expenses)	1,000.00	1,024.70	+	0.51	1,000.00	1,024.90	+	0.31	1,000.00	1,024.85	+	0.36
FST Preferred Shares
Actual	1,000.00	1,000.03		0.50	1,000.00	1,000.01		0.30	1,000.00	1,000.03		0.35
Hypothetical (5% return before expenses)	1,000.00	1,024.70	+	0.51	1,000.00	1,024.90	+	0.31	1,000.00	1,024.85	+	0.36
FST Capital Shares
Actual	1,000.00	1,000.03		0.50	1,000.00	1,000.01		0.30	1,000.00	1,000.03		0.35
Hypothetical (5% return before expenses)	1,000.00	1,024.70	+	0.51	1,000.00	1,024.90	+	0.31	1,000.00	1,024.85	+	0.36
FST Administration Shares
Actual	1,000.00	1,000.03		0.50	1,000.00	1,000.01		0.30	1,000.00	1,000.03		0.35
Hypothetical (5% return before expenses)	1,000.00	1,024.70	+	0.51	1,000.00	1,024.90	+	0.31	1,000.00	1,024.85	+	0.36
FST Premier Shares
Actual	1,000.00	1,000.03		0.50	1,000.00	1,000.01		0.30	1,000.00	1,000.03		0.40
Hypothetical (5% return before expenses)	1,000.00	1,024.70	+	0.51	1,000.00	1,024.90	+	0.31	1,000.00	1,024.80	+	0.41
FST Service Shares
Actual	1,000.00	1,000.03		0.50	1,000.00	1,000.01		0.30	1,000.00	1,000.03		0.35
Hypothetical (5% return before expenses)	1,000.00	1,024.70	+	0.51	1,000.00	1,024.90	+	0.31	1,000.00	1,024.85	+	0.36
FST Resource Shares
Actual	1,000.00	1,000.03		0.50	1,000.00	1,000.01		0.30	1,000.00	1,000.03		0.35
Hypothetical (5% return before expenses)	1,000.00	1,024.70	+	0.51	1,000.00	1,024.90	+	0.31	1,000.00	1,024.85	+	0.36
FST Cash Management Shares
Actual	1,000.00	1,000.03		0.50	1,000.00	1,000.01		0.30	1,000.00	1,000.03		0.35
Hypothetical (5% return before expenses)	1,000.00	1,024.70	+	0.51	1,000.00	1,024.90	+	0.31	1,000.00	1,024.85	+	0.36

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2014. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	FST Shares	FST Select Shares	FST Preferred Shares	FST Capital Shares	FST Administration Shares	FST Premier Shares	FST Service Shares	FST Class B Shares	FST Class C Shares	FST Resource Shares	FST Cash Management Shares
Federal	0.09%	0.09%	0.09%	0.09%	0.09%	0.09%	0.09%	N/A	N/A	0.09%	0.09%
Government	0.11%	0.11%	0.11%	0.11%	0.11%	0.11%	0.11%	N/A	N/A	0.11%	0.11%
Money Market	0.17%	0.21%	0.23%	0.23%	0.23%	0.23%	0.23%	N/A	N/A	0.17%	0.17%
Prime Obligations	0.17%	0.18%	0.19%	0.18%	0.18%	0.17%	0.18%	0.18%	0.18%	0.18%	0.17%
Tax-Exempt California	0.08%	N/A	N/A	N/A	0.08%	N/A	0.08%	N/A	N/A	N/A	0.08%
Tax-Exempt New York	0.08%	N/A	N/A	N/A	0.08%	N/A	0.08%	N/A	N/A	N/A	0.08%
Tax-Free Money Market	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	N/A	N/A	0.10%	0.10%
Treasury Instruments	0.06%	0.06%	0.06%	0.06%	0.06%	0.06%	0.06%	N/A	N/A	0.06%	0.06%
Treasury Obligations	0.07%	0.07%	0.07%	0.07%	0.07%	0.08%	0.07%	N/A	N/A	0.07%	0.07%

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited)

Background

The Goldman Sachs Financial Square Federal Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Tax-Exempt California Fund, Goldman Sachs Financial Square Tax-Exempt New York Fund, Goldman Sachs Financial Square Tax-Free Money Market Fund, Goldman Sachs Financial Square Treasury Instruments Fund and Goldman Sachs Financial Square Treasury Obligations Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreements (the “Management Agreements”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreements were most recently approved for continuation until June 30, 2015 by the Board of Trustees, including those Trustees who are not parties to the Management Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 11-12, 2014 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreements were last approved. At those Committee meetings, regularly scheduled Board or other committee meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreements, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of each Fund, including comparisons to the performance of groups of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and (for the Financial Square Money Market Fund) a comparable institutional composite managed by the Investment Adviser, and general investment outlooks in the markets in which the Funds invest;
(c)	the terms of the Management Agreements and agreements with affiliated service providers entered into by the Trust on behalf of the Funds;
(d)	expense information for the Funds, including:
(i)	the relative management fee and expense levels of each Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	each Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;
(f)	the undertakings of the Investment Adviser and its affiliates to waive certain fees and to limit certain expenses of each Fund that exceed specified levels, and a summary of contractual fee reductions made by the Investment Adviser and/or its affiliates over the past several years with respect to the Funds;
(g)	information relating to the profitability of the Management Agreements and the transfer agency and distribution and service arrangements of each Fund and the Trust as a whole to the Investment Adviser and its affiliates;

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

(h)	whether each Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, distribution and other services;
(j)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;
(k)	the nature and quality of the services provided to the Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreements; and
(l)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Funds and the payment of non-Rule 12b-1 shareholder service and/or administration fees by the Funds. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreements at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreements

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided to the Funds by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings compiled by the Outside Data Provider as of December 31, 2013. The information on each Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ending on December 31, 2013. The Trustees also received information comparing the Financial Square Money Market Fund’s performance to that of a comparable institutional composite managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees considered the performance of the Funds in light of their respective investment objectives and the credit parameters. They also considered the challenging yield environment in which the Funds have operated since 2009, and noted that the Investment Adviser had been able to maintain a stable net asset value and positive yield to meet the demand of the Funds’

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

investors, in many instances as the result of voluntary fee waivers and expense reimbursements. In light of these considerations, the Trustees believed that the Funds were providing investment performance within a competitive range for investors.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreements and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency and custody fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to limit certain expenses of the Funds that exceed specified levels. They noted that the Investment Adviser and Goldman, Sachs & Co. (“Goldman Sachs”), the Funds’ distributor and transfer agent, had taken a number of steps, including waiving management, distribution, service, administration and/or transfer agency fees (as applicable) and reimbursing expenses for the Funds in order to maintain positive yields. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2013 and 2012, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees noted that the Funds do not have management fee breakpoints. They considered the asset levels in the Funds; the Funds’ recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing the contractual fee rates charged by the Investment Adviser with fee rates charged to other money market funds in the peer groups; the Investment Adviser’s undertakings to limit certain expenses of the Funds that exceed specified levels; and the willingness of the Investment Adviser and Goldman Sachs to waive certain fees on a temporary basis in order to maintain positive Fund yields. They considered a report prepared by the Outside Data Provider, which surveyed money market funds’ management fee arrangements and use of breakpoints. The Trustees also considered the competitive nature of the money market fund business and the competitiveness of

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

the fees charged to the Funds by the Investment Adviser. They also observed that the Investment Adviser’s (and its affiliates’) level of profitability had been reduced as a result of fee waivers and expense limitations.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) Goldman Sachs’ retention of certain fees as Fund Distributor; (f) Goldman Sachs’ ability to engage in principal transactions with the Funds under the SEC exemptive orders permitting such trades; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (h) the possibility that the working relationship between the Investment Adviser and the Funds’ third party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (e) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (f) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (g) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreements, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreements should be approved and continued with respect to each applicable Fund until June 30, 2015.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 72	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	112	None
John P. Coblentz, Jr. Age: 73	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	112	None
Diana M. Daniels Age: 65	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Fund Complex.	108	None

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Joseph P. LoRusso Age: 57	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Fund Complex.	108	None
Herbert J. Markley Age: 64	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009), and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Jessica Palmer Age: 65	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Fund Complex.	108	None
Richard P. Strubel Age: 75	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); and Director, Gildan Activewear Inc. (a clothing marketing and manufacturing company) (2000-2014). He serves as Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	106	The Northern Trust Mutual Fund Complex (64 Portfolios) (Chairman of the Board of Trustees)
Roy W. Templin Age: 54	Trustee	Since 2013	Mr. Templin is retired. He is Chairman of the Board of Directors, Con-Way Incorporated (2012-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Fund Complex.	108	Con-Way Incorporated (a transportation, supply-chain management and logistics services company)

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara* Age: 51	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).	111	None

Alan A. Shuch* Age: 64	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Fund Complex.	108	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2014.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years, subject to a waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended with respect to Richard P. Strubel.
[3]	The Goldman Sachs Fund Complex consists of the Trust, Goldman Sachs Credit Strategies Fund (“GSCSF”) and Goldman Sachs Variable Insurance Trust (“GSVIT”). As of August 31, 2014, the Trust consisted of 93 portfolios (87 of which offered shares to the public), GSVIT consisted of 14 portfolios and GSCSF consisted of one portfolio. The Goldman Sachs Fund Complex also includes, with respect to Messrs. Bakhru, Coblentz and Strubel, Goldman Sachs Trust II (“GST II”), Goldman Sachs BDC, Inc. (“GSBDC”), Goldman Sachs MLP Income Opportunities Fund (“GSMLP”) and Goldman Sachs MLP and Energy Renaissance Fund (“GSMER”) and with respect to Mr. McNamara, GSTII, GSMLP and GSMER. GSTII, GSBDC, GSMLP and GSMER each consisted of one portfolio. As of August 31, 2014, GSBDC had not offered shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 51	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline Kraus 200 West Street New York, NY 10282 Age: 37	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011) and Associate, Weil, Gotshal & Manges-LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present) and

Assistant Secretary — Goldman Sachs Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 42	Principal Financial Officer, Senior Vice President and Treasurer	Since 2009 (Principal Financial Officer since 2013)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005) and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — Goldman Sachs Fund Complex (November 2013 - Present);

Treasurer — Goldman Sachs Fund Complex (October 2009-Present);

Senior Vice President — Goldman Sachs Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of August 31, 2014.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Funds — Financial Square Funds — Tax Information (Unaudited)

During the year ended August 31, 2014, 100% of the distributions from net investment income paid by the Financial Square Tax-Exempt California, Tax-Exempt New York, and Tax-Free Money Market Funds were exempt-interest dividends and as such, are not subject to U.S. federal income tax.

Pursuant to Section 852 of the Internal Revenue Code, the Financial Square Federal, Financial Square Government, Financial Square Money Market, Financial Square Prime Obligations, Financial Square Tax-Exempt California, Financial Square Tax-Exempt New York, Financial Square Tax-Free Money Market, Financial Square Treasury Instruments, and Financial Square Treasury Obligations Funds designate $154, $26, $60,504, $70,765, $4,907, $5,205, $177,865, $16,428, and $301 or, if different, the maximum amount allowable, as capital gain dividends paid during the taxable year ended August 31, 2014.

During the year ended August 31, 2014, 100% of the net investment company taxable income distributions paid by the Financial Square Federal, Financial Square Government, Financial Square Tax-Exempt California, Financial Square Tax-Exempt New York, Financial Square Tax-Free Money Market, Financial Square Treasury Instruments, and Financial Square Treasury Obligations Funds were designated as either interest-related dividends or short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $999.2 billion in assets under supervision as of September 30, 2014, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Bond Fund[2]
■	Global Income Fund
■	Strategic Income Fund
■	World Bond Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund[3]
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund[4]
■	International Tax-Managed Equity Fund[4]
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity

International

■	Strategic International Equity Fund
■	Focused International Equity Fund[5]
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund

Select Satellite6

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Tactical Tilt Implementation Fund

Total Portfolio Solutions6

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax-Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective on October 1, 2014, the Goldman Sachs Core Plus Fixed Income Fund was renamed the Goldman Sachs Bond Fund.
[3]	Effective at the close of business on March 21, 2014, the Goldman Sachs Credit Strategies Fund was reorganized with and into the Goldman Sachs Long Short Credit Strategies Fund.
[4]	Effective on April 30, 2014, the Goldman Sachs Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds were renamed the Goldman Sachs U.S. Tax-Managed Equity and International Tax-Managed Equity Funds, respectively.
[5]	Effective at the close of business on February 28, 2014, the Goldman Sachs Concentrated International Equity Fund was renamed the Goldman Sachs Focused International Equity Fund.
[6]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

*This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso Herbert J. Markley James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel Roy W. Templin	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer and Treasurer Caroline Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are as of August 31, 2014 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2014 Goldman Sachs. All rights reserved. 142107.MF.MED.TMPL/10/2014/ FSQAR14/78k

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2014	2013	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$4,269,524	$3,372,161	Financial Statement audits.

Audit-Related Fees:

• PwC	$0	$2,340	Other attest services.

Tax Fees:

• PwC	$939,217	$816,858	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2014	2013	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,486,420	$1,516,680	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended August 31, 2014 and August 31, 2013 were approximately $939,217 and $819,198 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2013 and December 31, 2012 $9.8 million and $9.8 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2012 and 2011 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)

Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	October 29, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	October 29, 2014

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	October 29, 2014